                                                                  [LOGO]

THE STRONG
CASH MANAGEMENT
FUNDS
------------------------------------
SEMI-ANNUAL REPORT - AUGUST 31, 1999

[PHOTO OF STRONG FUNDS HEADQUARTERS IN BACKGROUND]

The Strong Advantage Fund

The Strong Municipal Advantage Fund

The Strong Heritage Money Fund

The Strong Investors Money Fund

The Strong Money Market Fund

The Strong Municipal Money Market Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

A few months back, I sent a letter to some of our shareholders describing a recent business trip to Indianapolis. I said that everywhere I went--every highway traveled, every side street ventured down, bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

   -  Highways jammed with people on their way to do business.

   - "Help Wanted" signs in more store windows than most of us have ever seen at one time.

   - Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

   - Restaurants are packed almost every night of the week with people who have money to spend.

As we make our way through the last quarter of the last year of the 20th Century, we are fortunate to be living in one of the greatest booms in recorded history. We should be grateful for the opportunity to live in these incredibly prosperous times. We also ought to remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

Though the current batch of inflation indicators don't seem too threatening, the Fed is wise to keep a sharp eye on the system. The economy can only grow so fast and still remain healthy. If it gains too much speed--like a car heading down a steep slope--it runs the risk of careening out of control. It's the Fed's job to provide just the right mix of acceleration and braking.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Here at Strong, we are bullish on America's prospects for the 21st Century. Long term, we believe interest rates are headed down. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                                 /s/ Dick

                                 THE STRONG CASH
                                 MANAGEMENT FUNDS

                                    ---------

                      SEMI-ANNUAL REPORT - AUGUST 31, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEWS

     The Strong Advantage Fund ............................................2

     The Strong Municipal Advantage Fund ..................................4

     The Strong Heritage Money Fund .......................................6

     The Strong Investors Money Fund ......................................8

     The Strong Money Market Fund ........................................10

     The Strong Municipal Money Market Fund ..............................12


BOND GLOSSARY ............................................................14


FINANCIAL INFORMATION

     Schedules of Investments in Securities ..............................15

     Statements of Assets and Liabilities ................................51

     Statements of Operations ............................................52

     Statements of Changes in Net Assets .................................53

     Notes to Financial Statements .......................................55


FINANCIAL HIGHLIGHTS .....................................................58

                           THE STRONG ADVANTAGE FUND
                           -------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch                      /s/Thomas Sontag
Jeffrey A. Koch                          Thomas Sontag
Portfolio Co-manager                     Portfolio Co-manager

--------------------------------------------------------------------------------

The recent period can be described as one of changing expectations. In the early part of the year, the market anticipated a slowing in the U. S. economy as a lagging effect from the economic slowdown overseas. Many economists were warning of the dangers of deflation and the impact that such an environment would have on the economy. Instead of an economic downturn, however, signs of inflation began to appear. The report of a 0.7% increase in the Consumer Price Index in May jolted the bond markets. The Federal Reserve was quick to respond to these perceived inflationary pressures, raising interest rates in two consecutive meetings. This Fed action unwound most of the lowering of rates it had implemented during the credit contraction in the fall of 1998.

In anticipation of the U.S. economy's continued strength, we shortened the Fund's duration to minimize the adverse effect that a rising rate environment has on fixed income funds. By the end of March, we had reduced duration to 0.5 years, a defensive positioning for rising rates. By the end of August, however, we believed that most of the rate increases were behind us, and had accordingly extended the Fund's duration out to 0.9 years.

------------------------

THE RESULTING SUPPLY/DEMAND IMBALANCE IN THE CREDIT MARKETS,......
PRESENTS MANY OPPORTUNITIES TO INVEST IN HIGHER-YIELDING ASSETS WITHOUT INCURRING UNDUE RISK.

------------------------

Currently, corporate and mortgage-backed securities enjoy unusually large yield advantages relative to United States Treasury securities. Usually, large yield spreads like the ones we're seeing now are the result of fears of declining

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yield is annualized for the 30 days ended 8-31-99, is historical, and will vary.

(3) The Fund's average effective maturity includes the effect of futures and when-issued securities.

[SIDENOTE]

FUND
HIGHLIGHTS

- The Strong Advantage Fund returned 2.28% for the six months ended August 31, 1999.

- The Fund's primary exposure was to corporate debt and mortgage-backed securities which provided it with a substantial yield advantage over U.S. government bonds.

- Anticipating a rising interest-rate environment, we positioned the Fund to dampen its impact.




----------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            AS OF 8-31-99

         1-year         4.43%

         3-year         5.72%

         5-year         6.01%

        10-year         6.72%

Since Inception         7.06%
(on 11-25-88)

----------------------------------

            PORTFOLIO
            STATISTICS

          AS OF 8-31-99

   30-day annualized yield(2)   6.42%

Average effective maturity(3)   .9 years

    Average quality rating(4)   A
credit quality or heightened rates of mortgage prepayments. But right now, corporate earnings remain strong and mortgage prepayment rates are falling. So it's reasonable to ask, what's going on?

The answer is that issuers of corporate and asset-backed bonds have been rushing new issues to market in anticipation of a Y2K slowdown. The amount of new bond issuance that would normally be spread out over the second, third, and fourth quarters has been compressed into two quarters. The resulting supply/demand imbalance in the credit markets, which we believe will correct itself over the course of the next few quarters, presents many opportunities to invest in higher-yielding assets without incurrings undue risk. As a result, we believe the climate for the Advantage Fund will be very attractive over the next 6-12 months. Higher yields on the types of bonds that we invest in gives us an even bigger income advantage over money market funds. If the fixed income market returns to a more normalized environment over the next six months, we would expect the Advantage Fund to perform well.

We're dedicated to pursuing these opportunities. Thank you for your investment in the Strong Advantage Fund. We look forward to continuing to help you pursue your important financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 11-25-88 TO 8-31-99

[GRAPH]


            The Strong             1-Year               Lipper Ultra
          Advantage Fund         Treasury Bill*    Short Obligation Average(4)
10/88       $10,000                $10,000              $10,000
12/88       $10,103                $10,039              $10,077
12/90       $11,784                $12,039              $11,897
12/92       $14,135                $13,721              $13,385
12/94       $15,793                $14,621              $14,378
12/96       $18,112                $16,701              $16,227
12/98       $20,205                $18,767              $18,091
 8/99       $20,847                $19,330              $18,591

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of November 1988.

--------------------------------------------------------------------------------

(4) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG ADVANTAGE FUND INVESTS PRIMARILY IN ULTRA-SHORT-TERM, INVESTMENT-GRADE BONDS. THE FUND HAS THE ABILITY TO INVEST AS MUCH AS 25% OF ITS ASSETS IN BB BONDS (ONE STEP BELOW INVESTMENT GRADE). THE FUND SEEKS TO MAXIMIZE CURRENT INCOME WHILE MAINTAINING A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION. IN ORDER TO MANAGE PRICE VOLATILITY, THE PORTFOLIO WILL NORMALLY HAVE AN AVERAGE EFFECTIVE MATURITY OF ONE YEAR OR LESS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- The past six months can be characterized as a period of steadily rising interest rates. The yield on two-year Treasury notes rose 58 basis points to finish at 5.72%.

- Strength in the U.S. economy and renewed hints of inflationary pressures caused the Federal Reserve Board to raise short-term interest rates 50 basis points during the period.

- Although credit fears in the marketplace subsided because of continued economic strength, prices of corporate bonds and mortgage-backed issues were not bid higher. We believe this is primarily due to the deluge of new issues in these sectors.

                      THE STRONG MUNICIPAL ADVANTAGE FUND
                      -----------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------

The past six months have been a bear market for bonds. Prices have declined, and yields have increased, for all maturities of both taxable and tax-exempt securities. Against this backdrop, the Strong Municipal Advantage Fund has performed well, remaining relatively stable in Net Asset Value. The NAV of this Fund is down only 3 cents from its all-time high of $5.04 per share. Conversely, the yield paid by the Fund has increased from 3.89% a year ago, and 3.59% six months ago, to 4.24% as of August 31, 1999.

That said, markets overall have been, and remain, quite volatile. At the heart of the rise in interest rates have been two increases in the Discount Rate. The Federal Reserve Board boosted the Discount Rate from 4.75% to 5.00% on June 30, and again to 5.25% on August 24. With the August increase, Chairman Greenspan voiced the hope that the 5.25% level would be sufficient to slow the economy to a sustainable pace.

------------------------

THE YIELD PAID BY THE FUND HAS INCREASED FROM 3.89% A YEAR AGO, AND 3.59% SIX MONTHS AGO, TO 4.24% AS OF AUGUST 31, 1999.

------------------------

In this environment, we're continuing to work with the investment strategies that have helped this fund to outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-grade securities to enhance yield potential. The Fund must limit its non-investment-grade holdings to no more than 10% of assets.

--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yield is annualized for 30 days ended 8-31-99, is historical, and will vary. The Fund's Advisor has temporarily waived its management fee of 0.01% and absorbed expenses of 0.03%. Otherwise, current yield would have been 4.20% and returns would have been lower.

(3) The Fund's average effective maturity includes the effect of when-issued securities.

(4) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

[SIDENOTE]

FUND
HIGHLIGHTS

- For the six months ended August 31, 1999, the Fund posted a return of 1.50%. Its 30-day annualized yield was quoted at 4.24%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 6.63%.

- The Fund's average portfolio maturity, at 331 days at August 27, 1999, is very near the maximum level permitted. The Fund's average quality rating remains solidly at "A".

- Securities subject to the Alternative Minimum Tax (AMT) continue to play a role in the portfolio, as we believe their potential benefits outweigh the tax consequences they pose for some investors.

----------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            AS OF 8-31-99

         1-year         3.56%

         3-year         4.57%

Since Inception         4.68%
(on 11-30-95)

----------------------------------

            PORTFOLIO
            STATISTICS

          AS OF 8-31-99

30-day annualized yield(2)      4.24%

Average effective maturity(3)   .9 years

Average quality rating(4)       A

Diversification helps to keep risk in check as well; we believe that this is one of the main attractions funds offer over investments in individual securities. With 307 holdings in the Fund, if a single investment stumbles, it needn't bring the whole portfolio down with it. At the same time, the Fund's positions are not so diluted as to have little impact on performance.

In addition to the benefits of professional management/research and extensive diversification, shareholders enjoy next-day liquidity and the ability to move assets in or out of this Fund with a telephone call. We have made the opportunity to invest in this fund as profitable and convenient as we can.

Going forward, we will continue to emphasize quality in the portfolio as we expect a volatile interest rate environment for the foreseeable future. Thank you for your investment in the Strong Municipal Advantage Fund. We're happy to help you pursue your important financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 11-30-95 TO 8-31-99

[GRAPH]


         The Strong Municipal   Lehman Brothers Municipal   Lipper Short Municipal
            Advantage Fund           1 Year Bond Index*        Debt Funds Index*
11/95          $10,000                 $10,000                   $10,000
12/95          $10,086                 $10,038                   $10,041
 6/96          $10,271                 $10,226                   $10,155
12/96          $10,577                 $10,473                   $10,416
 6/97          $10,831                 $10,701                   $10,637


12/97          $11,117                 $10,969                   $10,918
 6/98          $11,360                 $11,199                   $11,139
12/98          $11,626                 $11,479                   $11,418
 6/99          $11,809                 $11,633                   $11,523
8/99           $11,870                 $11,703                   $11,571

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG MUNICIPAL ADVANTAGE FUND SEEKS FEDERALLY TAX-EXEMPT INCOME WITH A VERY LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN ULTRA-SHORT-TERM, INVESTMENT-GRADE MUNICIPAL OBLIGATIONS, NORMALLY MAINTAINING AN AVERAGE EFFECTIVE MATURITY OF ONE YEAR OR LESS. WE STRIVE TO MAXIMIZE THE FEDERALLY TAX-EXEMPT INCOME THIS FUND PAYS WITHIN THE BOUNDS OF ITS MATURITY, QUALITY, AND DIVERSIFICATION GOALS. UNLIKE MONEY MARKET FUNDS, THE FUND DOES ALLOW FOR A SMALL DEGREE OF SHARE-PRICE FLUCTUATION IN ORDER TO PURSUE HIGHER YIELDS AND RETURNS.

   OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

----------------------------------

MARKET
HIGHLIGHTS

- Interest rates generally increased over the period, producing a decline in securities prices. While the decline in prices was greatest in the longer-term issues, it affected all points along the yield curve.

- The Lehman Brothers Municipal 1 Year Bond Index returned 1.02% for the six months ended August 31, 1999, while the Lipper Short Municipal Debt Funds Index returned 0.68% over the same period.

                         THE STRONG HERITAGE MONEY FUND
                         ------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

The six months ended August 31, 1999, were marked by the Federal Reserve's tightening of monetary policy. In April, Consumer Price Index data that suggested possible inflation on the horizon led Federal Reserved Board Chairman Alan Greenspan to warn investors that a rate hike might be an appropriate step to dampen inflationary pressure.

The Fed's policy-making arm, the Federal Open Markets Committee, followed through on those comments at its June 30 meeting. At that time, the FOMC raised the Fed Funds target rate by 0.25% to 5.00%. After signs of unsustainably strong growth persisted throughout the summer, the Fed acted to tighten monetary conditions again at its August 24 meeting, taking the Fed Funds target rate to 5.25%. With these two increases, the Fed essentially took back two-thirds of the monetary easing it had implemented the previous autumn.

------------------------

 ...WE INTEND TO MAINTAIN OUR BARBELL STRATEGY, SELECTIVELY ENHANCING YIELD WITH THREE- TO SIX-MONTH SECURITIES...

------------------------

For the most part, the interest rate market had anticipated these Fed increases. Overall there continues to be nervousness about the possibility of further rate hikes, particularly because Greenspan has signaled his willingness to take pre-emptive steps to fight potential inflation. As a result of this uncertainty, securities at the longer end of the money market range are now paying higher yields to compensate.

--------------------------------------------------------------------------------

(1) Yields are annualized for the 7-day period ended 8-31-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.11% in management fees and absorbed 0.08% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.69%, and its effective yield would have been 4.80%.

[SIDENOTE]

FUND
HIGHLIGHTS

- Our investment approach is currently very cautious, triggered by the Federal Reserve's willingness to raise rates and, to a lesser degree, by concern over Year 2000 related difficulties.

- Although we favored asset-backed commercial paper in the past, we have now cut our allocation to these securities.

- Placing part of the Fund's assets in very short-term securities as part of a barbell strategy allowed the Fund to benefit from the Fed's rate hikes.

- The Fund also earned incremental yield from investments at the long end of the barbell -- the six- to nine-month range.

----------------------------------

            AVERAGE ANNUAL
            TOTAL RETURNS

            AS OF 8-31-99

         1-year         4.95%

         3-year         5.37%

Since Inception         5.53%
(on 6-29-95)

----------------------------------


              YIELD
             SUMMARY(1)

          AS OF 8-31-99

  7-day current yield           4.88%

  7-day effective yield         5.00%

   Average maturity             64 days

To address these conditions, the Strong Heritage Money Fund has employed a barbell strategy for much of the past six months. We invest a significant portion of the Fund's assets in relatively short-term securities in order to take advantage of anticipated interest-rate hikes. At the same time, we invest a portion of assets in the six- to nine-month maturity range, which allows us to capture the yield pickup that the relatively steep yield curve currently offers.

The Fed's less-than-friendly approach with regard to interest rates has led us to maintain the heightened caution we adopted in the wake of last fall's global disruptions. We have reduced the amount of assets we allocate to asset-backed commercial paper, despite that sector's composing a larger portion of the universe of money market securities. This move appears prudent, as we anticipate wider yield spreads for asset-backed issues as we go into the fourth quarter of 1999.

Looking ahead, we believe the markets will be marked by continued nervousness about the possibility of additional Fed tightening. In this environment, we intend to maintain our barbell strategy, selectively enhancing yield with three- to six-month securities, while maintaining a large portion of the portfolio in 30- to 45-day issues.

Thank you for your investment in the Strong Heritage Money Fund. We look forward to continuing to pursue your investment goals.

                          3-MONTH TREASURY BILL YIELDS
                                 AS OF 8-31-99

[GRAPH]

2/98     4/98     6/98     8/98     10/98     12/98     2/99     4/99     6/99     8/99
5.31     4.97     5.08    4.83      4.32      4.45      4.67     4.54     4.78     4.97

SOURCE: BLOOMBERG
--------------------------------------------------------------------------------

(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[SIDENOTE]

YOUR FUND'S
APPROACH

WE MANAGE THE STRONG HERITAGE MONEY FUND TO PROVIDE A COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) BECAUSE THE FUND KEEPS ITS EXPENSE RATIO LOWER THAN IS TYPICAL FOR MONEY MARKET FUNDS, INVESTORS USUALLY ENJOY A SUPERIOR YIELD.

   WE PERFORM A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES. THE FACTORS WE CONSIDER ARE THE PACE OF ECONOMIC GROWTH, INFLATIONARY TRENDS, THE PATH OF FISCAL AND MONETARY POLICY, AND GLOBAL ECONOMIC CONDITIONS. WE THEN CONDUCT RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.

----------------------------------

MARKET
HIGHLIGHTS

- The Federal Reserve raised short-term interest rate targets twice, pushing yields upward. This was a partial reversal of the Fed's `98 easing of rates.

- The Fed's action was a response to continued strong economic growth and tight labor markets.

- The markets anticipated further interest rate hikes, leading to a steepening of the money market yield curve.

- High levels of corporate borrowing drove prices on commercial issues down, increasing the spread between yields paid by Treasury issues and those paid by commercial paper.

                        THE STRONG INVESTORS MONEY FUND
                        -------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

Interest rates rose over the six months ended August 31, 1999, as economic conditions induced the Federal Reserve to tighten monetary policy. Prompted by a worrisome Consumer Price Index report for the month of April, Federal Reserve Board Chairman Alan Greenspan warned investors that a rate hike could be appropriate to stifle further inflationary pressure.

The Fed's policy-making arm, the Federal Open Markets Committee, carried through on this threat at its June 30 meeting, raising the Fed Funds target rate by 0.25% to 5.00%. Signs of unsustainably strong growth continued through the summer, leading the Fed to tighten monetary conditions again at its August 24 meeting, raising the Fed Funds target rate to 5.25%. These two increases effectively reversed two-thirds of the interest rate cuts that the Fed had made in the fall of 1998, in the aftermath of Russia's default on its debt and the near failure of a major hedge fund.

------------------------

AS OF THIS WRITING... LONGER-DATED MONEY MARKET SECURITIES INCORPORATE A YIELD PREMIUM TO COMPENSATE AGAINST THE RISK OF POSSIBLE FURTHER HIKES IN OFFICIAL TARGET RATES.

------------------------

The interest rate market had largely anticipated both of these Fed rate decisions, having priced in about 0.50% worth of tightening as far back as May. As of this writing, the market remains nervous about the potential for further rate hikes. Consequently, longer-dated money market securities incorporate a yield premium to compensate against the risk of possible further hikes in official target rates.

--------------------------------------------------------------------------------

(1) Yields are annualized for the 7-day period ended 8-31-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.20% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.56%, and its effective yield would have been 4.66%.

[SIDENOTE]

FUND
HIGHLIGHTS

- We have invested Fund assets very cautiously since last fall. We've maintained a conservative stance because of the Federal Reserve's willingness to raise rates and, to a lesser degree, concern over possible difficulties related to the Year 2000 issue.

-  We have reduced our allocation to asset-backed commercial paper.

- The Fund's barbell strategy, which places part of its assets at the shortest end of its range, allowed the Fund to gain from the Fed's rate hikes.

- The Fund added incremental yield with selective investments in the six- to nine-month range--the other end of the barbell.

----------------------------------

            AVERAGE ANNUAL
            TOTAL RETURNS

            AS OF 8-31-99

         1-year         5.30%

Since Inception         5.49%
(on 1-31-98)

----------------------------------

              YIELD
            SUMMARY(1)

          AS OF 8-31-99


  7-day current yield           5.26%

7-day effective yield           5.40%

     Average maturity           61 days

The Strong Investors Money Fund has employed a barbell strategy for much of the past six months. With this strategy, we invest a significant portion of the Fund's assets in relatively short-term securities in order to take advantage of the moves toward higher interest rates that we anticipate. At the same time, we invest a portion of assets in the six- to nine-month maturity range, which allows us to capture the yield pickup that the relatively steep yield curve currently offers.

From a credit perspective, we have invested Fund assets very cautiously since the market disruptions that hit in the fall of 1998. That conservatism has continued in the current environment of an unfriendly Fed and concern over the Year 2000 issue. We have reduced our allocation to asset-backed commercial paper--despite that sector's providing a larger portion of the available money market securities--as we anticipate a difficult environment for these issues going into the year's fourth quarter.

Looking ahead, we expect investors to remain nervous about the possibility of additional Fed tightening. We intend to maintain our barbell strategy, selectively enhancing yield with three- to six-month securities, while maintaining a large portion of the portfolio in 30- to 45-day issues.

We appreciate your investment in the Strong Investors Money Fund, and look forward to working with you in the years to come.

                          3-MONTH TREASURY BILL YIELDS
                                 AS OF 8-31-99

[GRAPH]

2/98     4/98     6/98     8/98     10/98     12/98     2/99     4/99     6/99     8/99
5.314    4.973    5.078    4.825    4.317     4.452     4.670    4.535    4.779    4.97
                                                                      Source: Bloomberg

--------------------------------------------------------------------------------

(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG INVESTORS MONEY FUND IS MANAGED TO PROVIDE A COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) WE PERFORM A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES. THE PACE OF ECONOMIC GROWTH, THE TREND IN INFLATION, THE PATH OF FISCAL AND MONETARY POLICY, AND GLOBAL ECONOMIC CONDITIONS ARE ALL CONSIDERED. WE THEN CONDUCT RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.


----------------------------------

MARKET
HIGHLIGHTS

- Yields rose over the past six months, as the Federal Reserve raised short-term interest rate targets twice.

- The Fed's actions were prompted by continued strong economic growth and tight labor markets.

- As the markets anticipated further rate hikes, the money market yield curve became steeper.

- High levels of corporate borrowing drove prices on commercial issues down, increasing the spread between yields paid by Treasury issues and those paid by commercial paper.

                          THE STRONG MONEY MARKET FUND
                          ----------------------------


PERSPECTIVES
FROM THE MANAGER


/s/Jay N. Mueller
Jay N. Mueller
Portfolio Manager

--------------------------------------------------------------------------------

The Federal Reserve tightened monetary policy over the six months ended August 31, 1999, spurred by economic conditions. A worrisome Consumer Price Index Report for the month of April first led Federal Reserve Board Chairman Alan Greenspan to warn investors that a rate hike might be an appropriate step to dampen inflationary pressure.

The Fed's policy-making arm, the Federal Open Markets Committee, followed through at its June 30 meeting, raising the Fed Funds target rate by 0.25% to 5.00%. After continuing signs of unsustainably strong growth throughout the summer, the Fed acted to tighten monetary conditions again at its August 24 meeting, taking the Fed Funds target rate to 5.25%. With these two increases, the Fed essentially took back two-thirds of the monetary easing it had implemented last autumn.

------------------------

WE INVEST A SIGNIFICANT PORTION OF THE FUND'S ASSETS IN RELATIVELY SHORT TERM SECURITIES IN ORDER TO TAKE ADVANTAGE OF ANTICIPATED INTEREST-RATE HIKES.

------------------------

The interest rate market had largely anticipated both of these Fed increases, and overall there continues to be nervousness about the possibility of further rate hikes. That's not without reason: Greenspan has signaled his willingness to take pre-emptive steps to fight potential inflation. As a result of the perceived heightened risk of climbing interest rates, securities at the longer end of the money market range are now paying higher yields to compensate.

Responding to these conditions that combine the potential for interest-rate hikes--which favor

--------------------------------------------------------------------------------

(1) Yields are annualized for the 7-day period ended 8-31-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily absorbed 0.25% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.37%, and its effective yield would have been 4.46%.


[SIDENOTE]

FUND
HIGHLIGHTS

- We have invested Fund assets very cautiously since this past fall. Our conservative stance is a result of the Federal Reserve's willingness to raise rates as well as concern over Year 2000 related difficulties.

- We have reduced our allocation to asset-backed commercial paper, which we favored in the past.

- By placing part of the Fund's assets in very short-term securities as part of a barbell strategy, we were able to benefit from the Fed's rate hikes.

- Investments at the long end of the barbell -- in the six- to nine-month range -- added incremental yield to the Fund.


----------------------------------

            AVERAGE ANNUAL
            TOTAL RETURNS

            AS OF 8-31-99

         1-year         4.68%

         3-year         5.09%

         5-year         5.35%

        10-year         5.27%

Since Inception         5.84%
(on 10-22-88)

----------------------------------

              YEILD
            SUMMARY(1)

          AS OF 8-31-99

  7-day current yield           4.62%

7-day effective yield           4.72%

     Average maturity           61 days
shorter issues--with the opportunity for higher yields at the longer end of the curve, the Strong Money Market Fund has employed a barbell strategy for much of the past six months. We invest a significant portion of the Fund's assets in relatively short-term securities in order to take advantage of anticipated interest-rate hikes. At the same time, we invest a portion of assets in the six- to nine-month maturity range, which allows us to capture the yield pickup that the relatively steep yield curve currently offers.

Given the Fed's somewhat unfriendly approach as well as some concerns over the impact on computer systems of the move to the Year 2000, we've maintained a cautious approach to the market. We have reduced our allocation to asset-backed commercial paper even as that sector has become a larger part of the available universe of securities, in anticipation of wider yield spreads for asset-backed issues going into the fourth quarter of 1999.

Looking ahead, we expect credit spreads to widen further before year-end, and for investors to remain nervous about the possibility of additional Fed tightening. We expect to maintain our barbell strategy, selectively enhancing yield with three- to six-month securities, while maintaining a large portion of the portfolio in 30- to 45-day issues.

Thank you for your investment in the Strong Money Market Fund. We appreciate your confidence.

                          3-MONTH TREASURY BILL YIELDS
                                 AS OF 8-31-99

[GRAPH]

2/98     4/98     6/98     8/98     10/98     12/98     2/99     4/99     6/99     8/99
5.314    4.973    5.078    4.825    4.317     4.452     4.670    4.535    4.779    4.97
                                                                      Source: Bloomberg

--------------------------------------------------------------------------------

(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG MONEY MARKET FUND IS MANAGED TO PROVIDE A COMPETITIVE YIELD WHILE MAINTAINING A SHARE PRICE OF ONE DOLLAR.(2) WE PERFORM A CAREFUL TOP-DOWN EVALUATION OF ECONOMIC CONDITIONS BEFORE CHOOSING INDIVIDUAL SECURITIES. THE PACE OF ECONOMIC GROWTH, THE TREND IN INFLATION, THE PATH OF FISCAL AND MONETARY POLICY, AND GLOBAL ECONOMIC CONDITIONS ARE ALL CONSIDERED. WE THEN CONDUCT RIGOROUS ANALYSIS TO CHOOSE INDIVIDUAL SECURITIES SUITED TO THE CURRENT ECONOMIC ENVIRONMENT. THIS PROCESS IS IMPLEMENTED CONTINUOUSLY, KEEPING THE FUND POSITIONED FOR EXISTING MARKET CONDITIONS AT ALL TIMES.

----------------------------------

MARKET
HIGHLIGHTS

- The Federal Reserve raised short-term interest rate targets twice, pushing yields upward.

- Continued strong economic growth and tight labor markets prompted the Fed's actions.

- The money market yield curve became steeper as the markets anticipated further Fed hikes.

- High levels of corporate borrowing drove prices on commercial issues down, increasing the spread between yields paid by Treasury issues and those paid by commercial paper.

                     THE STRONG MUNICIPAL MONEY MARKET FUND
                     --------------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Steven D. Harrop                     /s/ John C. Bonnell
Steven D. Harrop                         John C. Bonnell
Portfolio Co-Manager                     Portfolio Co-manager

--------------------------------------------------------------------------------

During the six months ending August 31, 1999, we saw an about-face in the expected direction of future interest rates. The domestic economy continued to grow at a brisk pace, and depressed economies abroad showed signs of improvement. In response, the Federal Reserve increased the Federal Funds rate 0.25% in June and an additional 0.25% in August.

From April through most of June, municipal variable rate securities not only provided liquidity but actually yielded more on average than fixed-rate bonds with longer effective maturities. The supply of fixed-rate money market securities was scarce, driving up prices, which is why we maintained a relatively short average maturity and held a large percentage of variable rate securities. Our strategy allowed us to capture incremental yield and avoid locking into fixed rates as rates were rising. By the end of August, yields on fixed rate securities backed up enough that we began investing in the 6- to 12-month maturity range again.

------------------------

OUR STRATEGY ALLOWED US TO CAPTURE INCREMENTAL YIELD AND AVOID LOCKING INTO FIXED RATES AS RATES WERE RISING.

------------------------

This points out the strategy that has contributed to the Fund's outperformance in the past--buying the best relative value in the market at any given time. When we expect a fixed rate bond will produce more income than

--------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns and without these waivers the rankings may have been lower.

(1) Yields are annualized for the 7 days ended 8-31-99. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate.

[SIDENOTE]

FUND
HIGHLIGHTS

- As of August 31, 1999, the Fund's 7-day current yield was 3.21%. Its 7-day effective yield, which reflects compounding, was 3.26%. For investors in the 36% tax bracket, that figure translates into a taxable equivalent yield of 5.09%.

- The Fund's average maturity as of August 31 was a relatively short 38 days.

- With a short average maturity, we are poised to take advantage of higher yielding, longer-term money market securities as buying opportunities arise.


----------------------------------

            AVERAGE ANNUAL
            TOTAL RETURNS

            AS OF 8-31-99

         1-year         3.26%

         3-year         3.46%

         5-year         3.61%

        10-year         3.88%

Since Inception         4.17
(on 10-23-86)

----------------------------------

               YIELD
            SUMMARY(1)

          AS OF 8-31-99

  7-day current yield           3.21%

7-day effective yield           3.26%

     Average maturity           38 days
variable-rate alternatives over the same period, and the bond meets our strict criteria, we'll invest in the fixed-rate bond. For example, the Fund purchased the State of Texas' Tax and Revenue Anticipation Notes, which mature August 31, 2000. This note is rated in the highest short-term category by Moody's, Fitch, and S&P, and was purchased to yield 3.70% to maturity. While variable-rate bonds will at times yield more than 3.70%, it is unlikely they will average more than 3.70% over the one year holding period. Fixed-rate securities also help stabilize the Fund's yield during seasonal periods of wide fluctuations on variable rates.

Going forward we expect the Federal Reserve will closely watch economic events and take action when warranted. Accurately predicting these actions and their consequences with any consistency is impossible. For this reason, we will continue to focus on relative value.

Just a note to introduce you to John Bonnell, the Fund's new co-manager. John joined Strong in May, having previously managed five tax-exempt funds at USAA Investment Management Company. Having worked with John at USAA from 1989 to 1991, I can assure you that he and I agree on the strategies for managing municipal money market assets. We look forward to the challenge of continuing the outperformance of the Strong Municipal Money Market Fund well into the future.

                            EQUIVALENT TAXABLE YIELDS
                                  AS OF 8-31-99

                                                             YOUR TAX-EXEMPT
                                                             EFFECTIVE YIELD OF
                                               MARGINAL      3.26% IS EQUIVALENT
  JOINT RETURN          SINGLE RETURN          TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------------
  $43,051-104,050       $25,751-62,450         28.0%               4.53%
--------------------------------------------------------------------------------------
  $104,051-158,550      $62,451-130,250        31.0%               4.72%
--------------------------------------------------------------------------------------
  $158,551-283,150      $130,251-283,150       36.0%               5.09%
--------------------------------------------------------------------------------------
  Over $283,150         Over $283,150          39.6%               5.40%
--------------------------------------------------------------------------------------

The chart reflects 1999 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $126,600 should consult their tax advisor to determine their actual 1999 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.



--------------------------------------------------------------------------------

(2) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG MUNICIPAL MONEY MARKET FUND SEEKS FEDERALLY TAX-EXEMPT CURRENT INCOME, A STABLE SHARE PRICE OF ONE DOLLAR, AND DAILY LIQUIDITY.(2) THE FUND INVESTS IN HIGH-QUALITY, SHORT-TERM MUNICIPAL SECURITIES THAT PRESENT MINIMAL CREDIT RISK. WE STRIVE TO MAXIMIZE THE FEDERALLY TAX-EXEMPT INCOME THIS FUND PAYS WITHIN THE BOUNDS OF ITS MATURITY, QUALITY, AND DIVERSIFICATION GOALS.

    OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

----------------------------------

MARKET
HIGHLIGHTS

- Municipal money market rates rose during the last six months. The Federal Reserve increased the Federal Funds rate twice during the period in pre-emptive strikes against possible future inflation.

- Demand for shorter-term municipal securities remains high as money market fund assets continue to grow.

- The traditional "note season" which occurs every June-August gave funds the chance to lengthen maturities. We waited until the end of the season to participate, after rates increased approximately 0.50%.

--------------------------------------------------------------------------------

BOND
GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.


SCHEDULES OF INVESTMENTS IN SECURITIES                    August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Corporate Bonds 48.2%
AT&T Canada, Inc. Senior Yankee Notes,
   10.625%, Due 11/01/08                           $       920,000     $    1,044,200
Advance Bank Australia Floating Rate
   Subordinated Notes, 5.8475%, Due 3/14/06             15,000,000         14,981,250
Allfirst Preferred Capital Trust Subordinated
   Floating Rate Capital Trust Enhanced
   Securities, 6.81%, Due 7/15/29 (Acquired
   7/09/99; Cost $14,835,450) (b)                       15,000,000         14,701,365
Blackstone Hotel Acquisitions Company Debt
   Unit (Medium-Term Structured Enhanced
   Return Trusts 1998), Series R-38, 6.2375%,
   Due 6/30/03 (Acquired 7/30/98;
   Cost $26,000,000) (b)                                26,000,000         25,837,500
CF Cable TV, Inc. Senior Secured Second
   Priority Notes, 11.625%, Due 2/15/05                  5,000,000          5,404,990
CMS Energy Corporation Notes, Series B,
   7.375%, Due 11/15/00                                 15,065,000         15,023,647
CMS Energy Corporation Senior Notes, 8.00%,
   Due 7/01/11 (Remarketing Date 7/01/01)               20,000,000         19,845,420
CSC Holdings, Inc. Senior Subordinated Notes,
   9.875%, Due 5/15/06                                  12,840,000         13,225,200
Cendant Corporation Notes, 7.50%,
   Due 12/01/00                                         41,400,000         41,630,598
Central Fidelity Capital Trust I Floating Rate
   Notes, Series A, 6.31%, Due 4/15/27                   7,500,000          7,498,140
Citicorp Floating Rate Notes:
   Series W, 5.5625%, Due 11/27/35                      10,000,000          9,000,000
   Series X, 5.475%, Due 11/27/35                       10,000,000          8,900,000
DLJ Leveraged Loan Fund LLC/DLJ Leveraged
   Loan Corporation Senior Secured Floating
   Rate Notes, Series 1A, Class A2, 5.9738%,
   Due 3/15/05 (Acquired 8/07/98;
   Cost $7,000,000) (b)                                  7,000,000          6,814,290
Deeptech International, Inc. Senior Notes, 12.00%,
   Due 12/15/00                                          8,100,000          8,515,433
Dime Bancorp, Inc. Notes:
   6.375%, Due 1/30/01                                  15,000,000         14,850,615
   7.00%, Due 7/25/01                                   15,000,000         14,941,755
Dual Drilling Company Senior Subordinated
   Notes, 9.875%, Due 1/15/04                           18,290,000         18,672,279
Empress Entertainment, Inc. Senior
   Subordinated Notes, 8.125%, Due 7/01/06              36,800,000         36,524,000
First Maryland Capital I Variable Rate
   Subordinated Capital Income Securities,
   6.31%, Due 1/15/27                                   19,500,000         19,248,957
GS Escrow Corporation Floating Rate Senior
   Notes, 6.3125%, Due 8/01/03                         120,300,000        117,287,688
HRPT Properties Trust Floating Rate Notes,
   6.56%, Due 7/09/07 (Remarketing
   Date 7/09/00)                                        24,000,000         23,963,040
HSB Capital I Floating Rate Securities,
   Series A, 6.22%, Due 7/15/27                          9,000,000          8,485,434
Halyard CBO I, Ltd./Halyard CBO Corporation
   Senior Secured Floating Rate Notes,
   Series 1A, Class A, 5.5419%, Due 3/24/10
   (Acquired 3/12/98 - 7/14/98;
   Cost $38,641,237) (b)                                38,700,000         38,022,750
HealthSouth Corporation Senior Subordinated
   Notes, 9.50%, Due 4/01/01                            20,685,000         21,221,217
Huntington Capital I Variable Rate Capital
   Income Securities, 6.0125%, Due 2/01/27              11,500,000         11,143,201
ITT Corporation Notes, 6.25%, Due 11/15/00              31,760,000         31,085,608
Imperial Capital Trust I Guaranteed Capital
   Securities, 9.98%, Due 12/31/26                         800,000            770,254
Lilly Del Mar, Inc. Floating Rate Capital
   Securities, 6.57%, Due 8/05/29
   (Acquired 7/29/99; Cost $60,000,000) (b)             60,000,000         59,830,740
Lyondell Chemical Company Guaranteed
   Term Loan, Tranche E, 9.355%, Due 6/30/06            14,962,500         15,074,719
Mashantucket Western Pequot Tribe Special
   Revenue Bonds/Interest Rate Swap, 6.91%,
   Due 9/01/12 (Acquired 9/16/97;
   Cost $30,000,000) (b)                                30,000,000         28,866,000
Mercantile Capital Trust I Floating Rate
   Pass-Thru Securities, 6.1625%, Due 2/01/27           10,000,000          9,781,280
MetroNet Communications Corporation Senior
   Notes, 12.00%, Due 8/15/07                           98,890,000        114,712,400
NBD Bancorp, Inc. Subordinated Floating Rate
   Notes, 5.50%, Due 12/18/05                           24,530,000         24,434,014
NTC Capital Trust II Floating Rate Capital
   Securities, 5.90%, Due 4/15/27                       13,805,000         13,370,584
NWA Trust Structured Enhanced Return
   Trusts 1998, 8.3188%, Due 4/15/11
   (Acquired 3/16/98 - 4/06/98;
   Cost $25,400,000) (b)                                25,000,000         22,375,000
National Commerce Capital Trust Floating
   Rate Pass-Thru Securities, 6.3288%,
   Due 4/01/27                                          10,000,000          9,637,640
National Westminster Bank Floating Rate
   Notes, 6.1125%, Due 9/29/49                          34,500,000         33,810,000
Niagara Mohawk Power Corporation
   Senior Notes:
   Series B, 7.00%, Due 10/01/00                         6,000,000          6,010,638
   Series C, 7.125%, Due 7/01/01                        42,400,000         42,323,256
Nordbanken AB Subordinated Floating Rate
   Medium Term Yankee Bonds, 5.5975%,
   Due 3/29/49                                          18,000,000         17,333,460
Okobank Subordinated Step-Up Perpetual
   Floating Rate Notes, 6.76%, Due 10/29/49                550,000            549,313
Restructured Asset Securities Enhanced
   Returns Floating Rate Notes,
   Series 1998-C-10-1, 6.2063%, Due 6/18/01
   (Acquired 9/25/98; Cost $9,000,000) (b)               9,000,000          9,028,404
Salomon Brothers, Inc. Medium Term Floating
   Rate Notes/Interest Rate Swap, 4.68%,
   Due 9/30/03                                           4,400,000          4,376,680
Skandinaviska Enskilda Banken Subordinated
   Floating Rate Medium-Term Yankee Bonds,
   6.2925%, Due 3/29/49                                  4,000,000          3,912,040
Southdown, Inc. Senior Subordinated Notes,
   Series B, 10.00%, Due 3/01/06                        12,937,000         14,127,644
Spintab AB Floating Rate Subordinated
   Yankee Notes, 5.6662%, Due 12/29/49
   (Acquired 11/21/97; Cost $50,000,000) (b)            50,000,000         50,613,400
Star Capital Trust I Floating Rate Securities,
   5.9088%, Due 6/15/27                                  5,000,000          4,892,915
Stop & Shop Companies, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/01/02                5,000,000          5,294,970
SunTrust Capital III Floating Rate Notes,
   5.7938%, Due 3/15/28                                 23,000,000         21,507,300
Swedbank Floating Rate Debt Unit (Medium-
   Term Structured Enhanced Return
   Trusts 1996):
   Series R-34, 6.6638%, Due 11/10/02
   (Acquired 5/23/96; Cost $25,000,000) (b)             25,000,000         24,000,000
   Series R-35, 6.22%, Due 11/10/02
   (Acquired 10/16/96; Cost $20,000,000) (b)            20,000,000         19,200,000
Tele-Communications, Inc. Senior Notes, 9.65%,
   Due 10/01/03                                         13,590,000         14,328,331
Texas-New Mexico Power Company Secured
   Debentures, 10.75%, Due 9/15/03                       8,000,000          8,288,096
Time Warner, Inc. Pass-Thru Asset Trust
   Securities, Series 1997-1, 6.10%, Due 12/30/01
   (Acquired 5/11/99; Cost $28,250,107) (b)             28,185,000         27,808,984


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Triumph Funding, Ltd. Medium-Term Floating
   Rate Notes, Class A, 5.8775%, Due 12/30/03
   (Acquired 6/23/99; Cost $10,000,000) (b)            $10,000,000   $     10,000,100
Union Bank of Norway Subordinated Floating
   Rate Medium-Term Yankee Notes, 5.6375%,
   Due 4/24/08                                          20,000,000         19,450,000
Union Bank of Norway Variable Rate Bonds,
   7.35%, Due 12/31/49 (Acquired 7/06/98;
   Cost $29,715,720) (b)                                29,000,000         28,463,210
Unisys Corporation Senior Notes, 12.00%,
   Due 4/15/03                                          32,000,000         34,720,000
Waste Management, Inc. Senior Notes, 6.125%,
   Due 7/15/01                                          11,585,000         11,031,376
-------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,276,542,914)                             1,257,791,325
-------------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed
Securities 35.3%
AFC Mortgage Loan Trust Variable Rate
   Asset-Backed Certificates, Series 1994-1,
   Class 2A-1, 6.8989%, Due 6/25/25                        496,147            492,151
AMRESCO Residential Securities Corporation
   Mortgage Loan Trust Pass-Thru Certificates,
   Series 1996-4, Class A4, 7.25%, Due 10/25/23          5,670,000          5,671,843
Airplanes Pass-Thru Trust 1998 Floating Rate
   Refinancing Certificates, Series 1R,
   Class B, 6.0188%, Due 3/15/19                        36,213,180         35,002,211
BCF LLC Mortgage Pass-Thru Certificates,
   Series 1997-R2, Class 3-A1, 7.00%, Due
   12/25/35 (Acquired 6/16/98;
   Cost $3,356,444) (b)                                  3,333,526          3,287,690
Bear Stearns Mortgage Securities, Inc.
   Mortgage Pass-Thru Certificates,
   Series 1998-1, Class 2-A-2, 6.35%, Due 3/25/28       14,000,000         13,898,710
CORE Limited/Interest Rate Swap,
   Series 1998-1X, Class B2, 3.466%,
   Due 1/16/06 (Acquired 7/27/98;
   Cost $14,044,000) (b)                                14,044,000         13,875,744
CWMBS, Inc. Mortgage Pass-Thru Certificates,
   Series 1998-A5, Class A1, 6.75%, Due 5/25/28         11,684,097         11,661,597
CWMBS, Inc. Pass-Thru Certificates,
   Series 1998-A6, Class I-A-7, 6.75%,
   Due 7/25/28                                          15,139,700         15,123,492
Cargill Lease Receivables Trust Senior Lease-
   Backed Certificates, Series 1996-A, Class A2,
   6.43%, Due 12/20/05                                   3,569,423          3,553,253
Chase Mortgage Finance Corporation
   Mortgage Pass-Thru Certificates,
   Series 1990-G, Class A-Z1, 9.50%,
   Due 12/25/21                                            539,499            548,519
Chase Mortgage Finance Corporation Variable
   Rate Mortgage Pass-Thru Certificates:
   Series 1992-3, Class B7, 7.7816%,
   Due 10/28/23                                          1,758,279          1,752,793
   Series 1992-3, Class B8, 7.7816%,
   Due 10/28/23                                            877,978            875,239
   Series 1993-3, Class B6, 7.4016%,
   Due 10/30/24 (Acquired 5/20/99; Cost $675,303) (b)      673,619            674,885
   Series 1993-3, Class B7, 7.4016%,
   Due 10/30/24 (Acquired 5/20/99;
   Cost $2,897,249) (b)                                  2,890,024          2,895,457
Citicorp Mortgage Securities, Inc. Adjustable
   Rate Real Estate Mortgage Investment
   Conduit Pass-Thru Certificates, Series 1992-7,
   Class 10, 6.5620%, Due 3/25/22                        2,900,930          2,888,188
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates, Series 1992-10, Class B, 8.00%,
   Due 6/25/22 (Acquired 1/22/99;
   Cost $9,855,033) (b)                                  9,704,910          9,725,921
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc.
   Senior Secured Floating Rate Bonds,
   Series 1A, Class A1, 5.8138%, Due 3/25/11
   (Acquired 3/05/99; Cost $5,000,000) (b)               5,000,000          5,004,650
Commercial Mortgage Acceptance Corporation
   Variable Rate Commercial Mortgage
   Pass-Thru Certificates:
   Series 1996-C1, Class A, 6.5738%,
   Due 12/25/20 (Acquired 9/04/98;
   Cost $4,872,536) (b)                                  4,874,059          4,864,749
   Series 1996-C2, Class A2, 7.0353%,
   Due 9/15/23 (Acquired 6/25/99;
   Cost $4,111,330) (b)                                  4,108,762          4,095,717
ContiMortgage Home Equity Loan Trust
   Pass-Thru Certificates, Series 1997-4,
   Class A4, 6.30%, Due 7/15/12                         15,000,000         14,918,325
ContiSecurities Residual Corporation
   ContiMortgage Net Interest Margin Notes,
   Series 1997-A, 7.23%, Due 7/16/28
   (Acquired 9/18/97; Cost $4,018,348) (b)               4,018,348          2,611,926
Credit-Based Asset Servicing and Security
   ABS LLC Variable Rate Trust Certificates,
   Series 1998-2:
   Class A1, 5.9788%, Due 7/25/38
   (Acquired 6/22/98; Cost $10,553,769) (b)             10,605,137         10,512,343
   Class A2, 5.9788%, Due 7/25/38
   (Acquired 6/22/98; Cost $4,675,182) (b)               4,714,221          4,655,294
Credit Suisse First Boston Mortgage Securities
   Corporation IndyMac Manufactured Housing
   Pass-Thru Certificates, Series 1998-1,
   Class A3, 6.37%, Due 9/27/28                         13,466,326         13,385,461
DLJ CBO, Ltd./DLJ CBO, Inc. Senior Secured
   Floating Rate Bonds, Series 1A, Class A1,
   5.76%, Due 4/15/11 (Acquired 4/08/99;
   Cost $13,000,000) (b)                                13,000,000         12,998,830
DLJ Mortgage Acceptance Corporation Variable
   Rate Mortgage Pass-Thru Certificates:
   Series 1990-2, Class A, 6.6806%, Due 1/25/22          4,453,763          4,459,976
   Series 1991-3, Class A1, 6.5867%, Due 2/20/21           571,072            562,658
Delta Funding Home Equity Loan Trust
   Asset-Backed Certificates,
   Series 1999-2, Class F, Interest Only, 6.00%,
   Due 6/15/02                                          27,878,000          2,378,272
EQCC Home Equity Loan Trust Variable Rate
   Asset-Backed Notes, Series 1993-4, Class A,
   5.725%, Due 12/15/08                                  8,282,750          8,160,206
Empire Funding Home Loan Owner Trust
   Home Loan Asset-Backed Notes,
   Series 1997-4, Class A-3, 7.11%, Due 7/25/14          2,000,000          1,994,490
Equipment Pass-Thru Investment Certificates
   Trust Floating Rate Senior Certificates,
   Series 1996-1:
   Class A, 6.0638%, Due 9/25/09
   (Acquired 6/14/96; Cost $4,700,000) (b)               4,700,000          4,701,410
   Class B, 6.8138%, Due 9/25/09
   (Acquired 7/01/96; Cost $5,170,000) (b)               5,170,000          5,173,619
   Class C, 10.0638%, Due 9/25/09
   (Acquired 6/28/96; Cost $3,891,216) (b)               3,833,710          3,826,426
The Equitable Life Assurance Society of the
   United States Collateralized Floating Rate
   Notes, Series D-2, 6.3188%, Due 5/15/03
   (Acquired 5/23/96 - 10/30/97;
   Cost $12,021,016) (b)                                12,000,000         11,800,200

-------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Financial Asset Securitization, Inc. Mortgage
   Participation Securities, Series 1997-NAMC 2,
   Class FXA-8, 10.00%, Due 7/25/27                   $  3,224,421       $  3,297,376
FirstPlus Home Loan Owner Trust
   Asset-Backed Certificates, Series 1996-2,
   Class A6, 7.85%, Due 8/20/13                          3,428,983          3,448,031
Franchise Finance Corporation of America
   Floating Rate Notes, Series 1997-1:
   Class D2, 6.38%, Due 6/18/13
   (Acquired 6/04/97; Cost $5,726,000) (b)               5,726,000          5,242,897
   Class E2, 6.63%, Due 1/18/14
   (Acquired 6/04/97; Cost $2,290,000) (b)               2,290,000          2,081,747
Fund America Investors Corporation Variable
   Rate Senior Pass-Thru Certificates,
   Series 1993-A, Class A1, 6.7492%,
   Due 6/25/23                                          10,427,622         10,835,381
G3 Mortgage Reinsurance, Ltd. Floating Rate
   Mortgage Default Recourse Notes, Series 1,
   Class A, 6.3388%, Due 5/25/08
   (Acquired 5/08/98 - 5/19/98;
   Cost $5,513,750) (b)                                  5,500,000          5,087,500
GS Mortgage Securities Corporation II
   Commercial Mortgage Floating Rate
   Pass-Thru Certificates, Series 1998-GS1,
   Class D, 6.0575%, Due 12/13/12
   (Acquired 5/22/98 - 7/10/98;
   Cost $23,992,969) (b)                                24,000,000         23,920,800
Glendale Federal Bank Variable Rate Mortgage
   Pass-Thru Certificates, Series 1990-3,
   Class A-1, 6.5768%, Due 3/25/30                       1,663,181          1,646,375
Glendale Federal Bank Variable Rate Senior
   Pass-Thru Mortgage Securities, Series 1990-1,
   Class A, 8.507%, Due 10/25/29                         1,992,070          2,000,334
Goldman Sachs Asset Management
   CBO, Ltd./Goldman Sachs Asset
   Management Corporation Floating Rate
   Bonds, Series 1A, Class A, 6.0386%,
   Due 6/13/11 (Acquired 6/08/99;
   Cost $9,980,220) (b)                                 10,000,000          9,975,400
Great Western Bank, A Federal Savings Bank
   of Beverly Hills, Adjustable Rate Mortgage
   Pass-Thru Certificates, Series 1988-3, Class A,
   5.8852%, Due 12/25/17                                 3,145,239          3,119,212
Green Tree Financial Corporation Adjustable
   Rate Home Equity Loan Certificates,
   Series 1998-C, Class A-1A, 6.00%,
   Due 7/15/29                                           8,000,000          7,994,040
Green Tree Financial Corporation
   Manufactured Senior Subordinated
   Pass-Thru Certificates, Series 1996-5,
   Class A4, 7.15%, Due 7/15/27                          6,485,476          6,513,137
Greenwich Capital Acceptance, Inc. Variable
   Rate Mortgage Pass-Thru Certificates,
   Series 1991-1, Class A, 6.5193%, Due 2/25/21
   (Acquired 4/18/96 - 6/23/97;
   Cost $12,952,404) (b)                                12,672,723         12,751,800
Greenwich Capital Trust I, Class A, 6.412%,
   Due 2/15/21 (Acquired 3/04/97;
   Cost $8,851,719) (b)                                  8,506,583          8,703,340
Headlands Mortgage Securities, Inc. Mortgage
   Pass-Thru Certificates, Series 1997-4,
   Class A-I-8, 7.25%, Due 11/25/27                      4,834,000          4,842,435
Home Savings of America Adjustable Rate
   Mortgage Pass-Thru Certificates, Series 14,
   Class A, 5.4725%, Due 5/25/27                         1,766,441          1,709,579
ICIFC Secured Assets Corporation Mortgage
   Pass-Thru Certificates, Series 1997-1,
   Class A7, 7.75%, Due 3/25/28                         21,950,000         22,094,321
Kmart CMBS Financing, Inc. Floating Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1997-1, Class D, 6.28%, Due 3/01/07
   (Acquired 2/21/97 - 10/16/98;
   Cost $32,480,625) (b)                                33,000,000         33,005,775
Malan Mortgage Securities Trust Floating Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1995-1, Class A2A, 6.0088%,
   Due 8/15/05 (Acquired 2/21/97;
   Cost $4,010,000) (b)                                  4,000,000          4,003,720
Merrill Lynch Credit Corporation Floating Rate
   Pass-Thru Asset-Backed Mortgage Loans,
   Series 1996-C, Class B, 6.4375%, Due 9/15/21
   (Acquired 5/09/97 - 8/14/98;
   Cost $4,224,814) (b)                                  4,850,165          4,219,644
Merrill Lynch Credit Corporation Mortgage
   Loan Asset-Backed Pass-Thru Floating Rate
   Notes, Series 1996-D, Class B, 6.4375%,
   Due 5/15/25                                           7,938,000          6,780,798
Merrill Lynch Credit Corporation Senior
   Subordinated Variable Rate Mortgage
   Pass-Thru Certificates, Series 1995-A,
   Class A5, 6.5764%, Due 6/15/20                        7,569,479          7,772,509
Merrill Lynch Credit Corporation Subordinated
   Mortgage-Backed Certificates, Series 95-S1,
   Class A1, 6.1875%, Due 2/17/24
   (Acquired 12/22/97; Cost $4,770,313) (b)              5,000,000          4,725,000
Merrill Lynch Home Equity Acceptance, Inc.
   Subordinated Variable Rate Mortgage-Backed
   Certificates, Series 1994-A, Class A1, 6.1875%,
   Due 8/17/23                                           6,755,769          6,698,751
Merrill Lynch Mortgage Investors, Inc. Senior
   Subordinated Variable Rate Pass-Thru
   Certificates, Series 1994-A, Class M, 6.1875%,
   Due 2/15/19                                          11,000,000         11,204,354
Merrill Lynch Mortgage Investors, Inc. Variable
   Rate Commercial Mortgage Pass-Thru
   Certificates:
   Series 97-SD1, Class D, 5.8875%, Due 4/01/10
   (Acquired 11/24/97 - 1/29/99;
   Cost $14,858,750) (b)                                15,500,000         14,545,820
   Series 97-SD1, Class E, 6.1875%, Due 4/01/10
   (Acquired 11/24/97; Cost $2,500,000) (b)              2,500,000          2,328,525
   Series 98-H1, Class C, 5.68%, Due 4/01/11
   (Acquired 7/23/98; Cost $2,000,000) (b)               2,000,000          1,951,880
   Series 98-H1, Class D, 5.88%, Due 4/01/11
   (Acquired 7/23/98; Cost $5,813,000) (b)               5,813,000          5,380,687
   Series 98-H1, Class E, 6.18%, Due 4/01/11
   (Acquired 7/23/98; Cost $3,437,686) (b)               3,437,686          3,146,548
The Money Store Home Equity Trust,
   Series 1998-A, Class AF3, 6.13%, Due 9/15/16         13,000,000         12,964,185
Morgan Stanley Capital I, Inc. Variable Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1995-HF1, Class D, 6.8688%,
   Due 2/15/05                                           3,500,000          3,484,705
Morgan Stanley Mortgage Trust Variable Rate
   Collateralized Mortgage Obligation, Series 35,
   Class 35-2, Interest Only, 7792.25%,
   Due 4/20/21                                              17,251            263,936
Mortgage Index Amortizing Trust
   Asset-Backed Notes, Series 1997-1,
   Class A1, 6.682%, Due 8/25/04                         8,155,000          8,060,728
Nomura Depositor Trust Floating Rate
   Commercial Mortgage Pass-Thru
   Certificates, Series 1998-ST1:
   Class A4, 6.1575%, Due 1/15/03
   (Acquired 1/30/98 - 2/10/98;
   Cost $32,021,875) (b)                                32,000,000         30,209,920

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
   Class A5, 6.5075%, Due 1/15/03
   (Acquired 1/30/98; Cost $6,300,000) (b)            $  6,300,000       $  5,831,469
OUC Commercial Mortgage Securities, Inc.
   Subordinated Adjustable Rate Mortgage
   Securities, Series 1998-1, Class C, 6.8569%,
   Due 1/27/28 (Acquired 2/12/98;
   Cost $8,413,224) (b)                                  8,387,015          8,240,242
Option One Mortgage Securities Corporation
   Net Interest Margin Trust, Series 1999-2,
   9.66%, Due 6/25/2029 (Acquired 4/23/99;
   Cost $11,873,363) (b)                                11,873,363         11,813,996
Pennant CBO, Ltd./Pennant CBO Corporation
   Floating Rate Yankee Bonds, Series 1A,
   Class A, 6.475%, Due 9/14/11 (f)                     10,000,000          9,987,000
Perpetual Savings Bank Variable Rate
   Mortgage Pass-Thru Certificates,
   Series 1991-1, Class B1, 6.8604%, Due 6/25/19
   (Acquired 9/17/96; Cost $440,373) (b)                   435,811            437,445
Provident CBO I, Ltd./Provident CBO I, Inc.
   Senior Secured Floating Rate Bonds,
   Series 1A, Class A1, 5.8988%, Due 12/09/10
   (Acquired 11/12/98; Cost $7,000,000) (b)              7,000,000          7,026,250
Prudential Home Mortgage Securities Company
   Mortgage Pass-Thru Certificates:
   Series 1992-18, Class M, 8.50%, Due 7/25/22           8,537,416          8,814,866
   Series 1992-46, Class A6, 7.00%, Due 12/01/07         7,300,000          7,312,958
   Series 1993-63, Class A14, 6.75%, Due 1/25/24         6,342,744          6,286,122
Prudential Home Mortgage Securities Company
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 1988-1, Class A, 6.9371%,
   Due 4/25/18                                             719,212            716,741
Repeat Offering Securitisation Entity Funding
   Number 1, Ltd. Floating Rate Asset-Backed
   Notes, Class A5A, 6.1425%, Due 11/29/01
   (Acquired 6/01/98; Cost $27,000,000) (b)             27,000,000         26,730,000
Repeat Offering Securitisation Entity Funding
   Number 2, Ltd. Floating Rate Asset-Backed
   Certificates:
   Class A5A, 5.9113%, Due 10/28/04
   (Acquired 7/14/98; Cost $9,972,266) (b)              10,000,000          9,800,000
   Class A6, 7.2613%, Due 10/28/04
   (Acquired 5/01/98; Cost $14,821,289) (b)             15,000,000         14,681,250
Resecuritization Mortgage Trust Certificates,
   Series 1998-B, Class A, 5.595%, Due 4/26/21
   (Acquired 11/12/98; Cost $9,638,449) (b)              9,705,172          9,650,629
Residential Accredit Loans, Inc. Mortgage
   Pass-Thru Certificates, Series 1997-QS2,
   Class A7, 7.75%, Due 3/25/27                         10,400,783         10,476,449
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates,
   Series 1993-MZ1, Class A2, 7.47%,
   Due 3/02/23                                           7,864,078          7,852,794
Residential Funding Mortgage Securities II, Inc.
   Variable Rate Home Equity Loan Pass-Thru
   Certificates, Series 1996-HS2,
   Class A, Interest Only, 1.70%, Due 9/25/12           14,457,666            180,721
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Commercial
   Certificates:
   Series 1992-C7, Class C, 9.25%, Due 6/25/23              38,661             38,461
   Series 1994-C1, Class B, 8.00%, Due 6/25/26           2,535,526          2,516,509
   Series 1994-C2, Class E, 8.00%, Due 4/25/25          11,759,575         11,677,905
   Series 1995-C1, Class C, 6.90%, Due 2/25/27          15,350,000         15,330,275
   Series 1995-C2, Class B, 6.80%, Due 5/25/27           3,517,616          3,520,923
   Series 1995-C2, Class C, 7.00%, Due 5/25/27           4,155,699          4,122,557
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Variable Rate
   Certificates:
   Series 1992-4, Class B2, 6.702%, Due 7/25/28         14,376,615         14,340,867
   Series 1992-17, Class A2, 7.06%, Due 4/25/20          2,590,362          2,580,583
   Series 1992-18P, Class B5, 7.50%, Due 1/25/21
   (Acquired 9/10/97; Cost $387,142) (b)                   385,695            385,333
   Series 1993-1P, Class A2, 6.86%, Due 8/25/19
   (Acquired 2/05/98; Cost $3,723,094) (b)               3,718,446          3,691,710
   Series 1995-1, Class B5, 6.4123%,
   Due 10/25/28                                         14,517,368         14,826,186
   Series 1995-1, Class B11, 6.975%,
   Due 10/25/28                                            960,723            969,758
   Series 1995-1, Class M11, 6.175%,
   Due 10/25/28                                          2,969,582          2,982,604
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Variable Rate
   Commercial Certificates:
   Series 1992-C1, Class B, 7.1224%,
   Due 8/25/23                                             565,233            557,818
   Series 1992-C8, Class A2, 6.5375%,
   Due 12/25/23                                          4,633,685          4,644,273
Ryland Mortgage Securities Corporation
   Variable Rate Mortgage Participation
   Securities:
   Series 1990-C1, Class A, 5.8833%,
   Due 10/25/20                                         33,074,628         32,950,598
   Series 1992-3, Class A2, 6.6912%, Due 6/25/20         7,113,717          7,118,760
Ryland Mortgage Securities Corporation IV
   Variable Rate Collateralized Mortgage Bonds,
   Series 2, Class 3A, 12.0643%, Due 6/25/23               426,573            433,970
Salomon Brothers Mortgage Securities VII, Inc.
   Asset-Backed Certificates, Series 1997-LB2:
   Class A3, 7.20%, Due 4/25/27                          4,768,530          4,759,494
   Class A4, 7.40%, Due 4/25/27                          5,010,000          5,016,238
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1996-LB2, Class A5, 7.25%,
   Due 10/25/26                                          3,513,681          3,512,750
   Series 1997-HUD1, Class A2, 7.37%,
   Due 12/25/30                                          7,871,000          7,881,075
Salomon Brothers Mortgage Securities VII, Inc.
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 1992-4, Class A2, 6.9867%,
   Due 9/25/22                                             839,380            843,436
Sasco Floating Rate Commercial Mortgage
   Trust Multiclass Pass-Thru Certificates,
   Series 1998-C3A:
   Class A-1B, 6.0888%, Due 6/25/15
   (Acquired 10/23/98; Cost $15,000,000) (b)            15,000,000         15,000,000
   Class A2, 5.9188%, Due 6/25/15
   (Acquired 10/23/98; Cost $12,274,689) (b)            12,334,256         12,334,256
Saxon Mortgage Securities Corporation
   Mortgage Partnership Securities,
   Series 1993-8, Class 1A-1, 7.375%,
   Due 9/25/23                                             529,693            529,166
Sears Mortgage Securities Corporation Variable
   Rate Mortgage Pass-Thru Certificates:
   Series 1991-1, Class A1, 5.6181%, Due 7/25/21        16,431,153         16,103,734
   Series 1992-21, Class A2, 6.7888%,
   Due 12/26/22                                            629,951            630,067
Structured Asset Securities Corporation
   Multiclass Pass-Thru Certificates,
   Series 1996-C3, Class D, 8.00%, Due 6/25/30
   (Acquired 8/26/99; Cost $2,505,825) (b)               2,520,000          2,499,626
Structured Asset Securities Corporation
   Variable Rate Multiclass Pass-Thru
   Certificates:
   Series 1994-C1, Class A3, 5.8438%,
   Due 8/25/26                                           1,030,486          1,031,151
   Series 1995-C4, Class A2, 5.8888%,
   Due 6/25/26                                           1,619,789          1,621,174

-------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Structured Mortgage Trust Commercial
   Mortgage-Backed Securities, Series 1997-2,
   Class A, 6.9413%, Due 1/30/06
   (Acquired 5/12/98; Cost $14,832,592) (b)           $15,000,000        $ 14,231,250
Summit CBO I, Ltd./Summit CBO I Funding
   Corporation Second Priority Senior Secured
   Floating Rate Bonds, Series 1A, Class B,
   6.0725%, Due 5/23/11 (Acquired 4/07/99;
   Cost $9,580,000) (b)                                  9,580,000          9,518,592
T & W Funding Company XII LLC
   Lease-Backed Notes, Series 1999-A, Class A,
   6.07%, Due 11/15/07 (Acquired 3/26/99;
   Cost $12,292,072) (b)                                12,292,776         12,096,830
Textron Financial Corporation Receivables
   Trust Asset-Backed Notes, Series 1998-A,
   Class A1, 5.82%, Due 1/15/02
   (Acquired 9/23/98; Cost $8,569,281) (b)               8,569,957          8,539,276
Western Federal Savings & Loan Association
   Marina Del Rey California Variable Rate
   Mortgage Pass-Thru Certificates, Series 1991-4,
   Class A, 6.515%, Due 7/25/21                          3,277,400          3,179,078
-------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
   Securities (Cost $931,552,502)                                         921,898,650
-------------------------------------------------------------------------------------

United States Government & Agency
   Issues 10.6%
FHLMC Participation Certificates:
   5.00%, Due 5/01/06                                   26,515,801         25,140,293
   7.00%, Due 7/15/06                                    3,398,433          3,422,851
   7.50%, Due 8/01/04                                   16,290,671         16,429,173
   8.50%, Due 7/01/21                                   12,372,464         12,886,425
   9.00%, Due 1/01/05 thru 9/15/20                      16,363,309         17,063,910
   10.00%, Due 3/15/20                                  12,973,568         13,709,196
   10.50%, Due 11/01/20                                    851,286            927,648
   11.00%, Due 10/01/00 thru 9/01/20                     1,925,330          2,110,605
   11.75%, Due 5/01/11 thru 6/01/11                        861,010            940,529
   12.00%, Due 9/01/11 thru 2/01/15                        346,749            385,626
   12.25%, Due 7/01/15                                     428,739            471,141
   12.50%, Due 2/01/15                                      98,476            109,908
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   8.00%, Due 4/01/17 thru 3/25/21                      31,398,009         32,091,213
   8.75%, Due 9/25/20 thru 12/25/20                     16,245,869         16,744,413
   9.00%, Due 10/01/04 thru 6/01/24                     74,131,833         77,588,045
   9.50%, Due 12/01/09 thru 3/01/21                     10,749,335         11,410,458
   9.75%, Due 3/25/20                                    5,281,293          5,602,192
   10.00%, Due 12/01/09 thru 1/01/10                     7,463,996          7,976,759
   10.50%, Due 8/01/19                                   6,167,489          6,790,036
   13.50%, Due 9/01/14                                      16,736             19,050
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Pass-Thru
   Certificates, 6.942%, Due 12/01/17                    2,860,972          2,928,920
GNMA Guaranteed Pass-Thru Certificates:
   9.50%, Due 12/15/17                                   3,530,593          3,792,660
   10.00%, Due 10/20/17                                  5,572,641          6,154,314
   11.00%, Due 8/15/19                                   9,050,619          9,774,668
   13.50%, Due 8/15/14 thru 11/15/14                        78,071             90,988
   15.00%, Due 5/15/12 thru 9/15/12                         29,175             34,246
-------------------------------------------------------------------------------------
Total United States Government & Agency
   Issues (Cost $273,709,482)                                             274,595,267
-------------------------------------------------------------------------------------

Preferred Stocks 2.9%
Newscorp Overseas, Ltd. 5.994% Series B                  1,130,000         21,187,500
Parmalat Capital Finance 7.3163% Series B                  200,000          4,625,000
TCI Communications Financing I Trust 8.72%               1,680,000         43,050,000
TCI Communications Financing II Trust 10.00%               200,000          5,350,000
-------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $83,047,522)                                  74,212,500
-------------------------------------------------------------------------------------

Short-Term Investments (a) 2.5%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Wisconsin Electric Power Company, 4.94%                        100                100

Corporate Bonds 1.9%
Amerco Asset-Backed Bonds, 6.65%,
   Due 10/15/99 (Acquired 1/14/98;
   Cost $5,008,900) (b)                                  5,000,000          4,995,500
Merchandise Mart LLC Commercial
   Mortgage-Backed Securities, 6.63%,
   Due 9/30/99 (Acquired 5/26/98;
   Cost $24,950,000) (b)                                25,000,000         24,875,000
Restructured Asset Variable Rate Certificates
   Enhanced Returns, Series 1998-C-9-5, 6.3738%,
   Due 6/15/00 (Acquired 9/14/98;
   Cost $20,000,000) (b)                                20,000,000         19,824,000
                                                                         ------------
                                                                           49,694,500

Non-Agency Mortgage & Asset-Backed Securities 0.1%
FirstPlus Global Issuance Company/FirstPlus
   Global Issuance Corporation Asset-Backed
   Notes, Series 1998-3, Class A, Interest Only,
   5.00%, Due 7/10/00 (Acquired 12/17/98;
   Cost $3,765,228) (b)                                 52,159,000          1,980,477
Master Financial Asset Securitization Trust
   Variable Rate Asset-Backed Notes,
   Series 1997-1, Interest Only, 9.00%, Due 5/20/00     26,095,000          1,484,284
                                                                         ------------
                                                                            3,464,761
Repurchase Agreements 0.5%
Barclays Capital, Inc. (Dated 8/31/99), 5.43%,          11,400,000         11,400,000
   Due 9/01/99 (Repurchase proceeds $11,401,720);
   Collateralized by United States
   Treasury Bonds (h)

United States Government Issues 0.0%
Unites States Treasury Bills,
   Due 9/02/99 thru 10/21/99 (c)                         1,095,000          1,091,654
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $66,457,171)                            65,651,015
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities
   Cost ($2,631,309,591) 99.5%                                          2,594,148,757
Other Assets and Liabilities, Net 0.5%                                     13,917,482
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                      $2,608,066,239
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

FUTURES
---------------------------------------------------------------------------------------
                                                            Underlying      Unrealized
                                                            Face Amount    Appreciation
Contracts                                 Expiration Date    at Value     (Depreciation)
---------------------------------------------------------------------------------------
Sold:
1263 Two-Year U.S. Treasury Notes              12/99       $261,441,000       $199,945
    2 Five-Year U.S. Treasury Notes            12/99            215,875         (1,634)

SWAPS
---------------------------------------------------------------------------------------
Open interest rate swap contracts at August 31, 1999 consisted of the following:
---------------------------------------------------------------------------------------
                                Notional
Issuer                           Amount       Interest Sold          Interest Bought
---------------------------------------------------------------------------------------
CORE Limited
(Expires 1/16/06)              $14,044,000    3 Month Euro LIBOR     3 Month USD LIBOR
                                              +80 bp                 +78 bp

Mashantucket Western            30,000,000    6.91%                  3 Month USD
Pequot Tribe (Expires 9/01/12)                                       LIBOR + 28 bp

Salomon Brothers, Inc.
(Expires 9/30/03)                4,400,000    10 Year Constant       3 Month USD
                                              Maturity Treasury      LIBOR + 30 bp
                                              -140 bp

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Municipal Bonds 35.0%
Alabama 1.5%
Washington County, Alabama Board of Education
   Municipal Project Lease and Option Agreement
   COP, 5.10%, Due 1/31/03                            $  1,206,111       $  1,189,527
West Jefferson Amusement and Public Park
   Authority First Mortgage Revenue - Visionland
   Alabama Project, 6.00%, Due 2/01/20 (Putable
   at $100 on 2/01/02)                                  32,045,000         31,764,606
                                                                         ------------
                                                                           32,954,133
Arkansas 0.1%
Little Rock, Arkansas Collateralized IDR -
   Lexicon, Inc. Project, 6.48%, Due 7/01/06             3,185,000          3,196,052

California 0.4%
California PCFA Solid Waste Revenue - Keller
   Canyon Landfill Company Project, 6.875%,
   Due 11/01/27                                          4,100,000          4,217,875
Stanislaus, California Waste-To-Energy Financing
   Agency Solid Waste Facility Revenue
   Refunding - Ogden Martin System, Inc. Project,
   7.625%, Due 1/01/10                                   4,090,000          4,207,547
                                                                         ------------
                                                                            8,425,422
Colorado 1.3%
Arapahoe County, Colorado SFMR - IDK Partners
   I Trust Pass-Thru Certificates, 5.25%,
   Due 11/01/19                                          2,080,863          2,096,470
Central City, Gilpin County, Colorado Excise Tax
   Refunding, 5.40%, Due 12/01/00                        2,200,000          2,227,500
Denver, Colorado City and County Airport
   Revenue:
   7.75%, Due 11/15/21                                  10,000,000         10,712,500
   8.25%, Due 11/15/12                                   3,500,000          3,714,375
Metropolitan Football Stadium District of
   Colorado Sales Tax Revenue, Zero %,
   Due 1/01/03                                          12,500,000         10,750,000
                                                                         ------------
                                                                           29,500,845
Connecticut 0.3%
Connecticut HFA Housing Mortgage
   Finance Program:
   4.60%, Due 11/15/18                                   5,000,000          4,931,250
   7.30%, Due 11/15/03                                     135,000            138,881
Norwich, Connecticut Tax-Exempt Equipment
   Lease, 6.35%, Due 8/01/01                               963,456            977,908
                                                                         ------------
                                                                            6,048,039
Florida 0.2%
Capital Projects Finance Authority Solid Waste
   Disposal Revenue Capital Projects Loan
   Program - Peerless Dade, Inc. Project, 7.50%,
   Due 11/01/18                                          5,000,000          5,018,750

Georgia 0.8%
George L. Smith II Georgia World Congress
   Center Authority Revenue Refunding - Domed
   Stadium Project:
   5.75%, Due 7/01/01                                    5,005,000          5,105,100
   6.00%, Due 7/01/02                                    5,310,000          5,469,300
   6.00%, Due 7/01/03                                    5,645,000          5,835,519
                                                                         ------------
                                                                           16,409,919
Hawaii 0.4%
Hawaii Department of Budget and Finance
   Special Purpose Revenue - Citizens Utilities
    Company Project, 6.66%, Due 11/01/21                 8,500,000          8,988,750

Idaho 0.2%
Boise, Idaho Housing Authority Revenue -
   Hobbler Place Project, 5.25%, Due 2/01/02             4,305,000          4,294,238

Illinois 4.2%
Alton, Illinois Hospital Facilities Revenue and
   Refunding - St. Anthony's Health Center
   Project, 5.00%, Due 9/01/01                             850,000            848,937
Buffalo Grove, Illinois Park District Installment
   Contract Certificates, 5.40%, Due 12/30/04            6,645,000          6,794,512
Chicago, Illinois O'Hare International Airport
   Special Facilities Revenue - American Airlines,
   Inc. Project, 7.875%, Due 11/01/25                   33,280,000         35,027,200
Chicago, Illinois O'Hare International Airport
   Special Facilities Revenue - United Airlines,
   Inc. Project:
   8.50%, Due 5/01/18                                   17,100,000         17,846,757
   8.85%, Due 5/01/18                                   14,185,000         15,213,413
Eureka, Illinois Educational Facilities Revenue -
   Eureka College Project:
   5.25%, Due 1/01/01                                      660,000            655,875
   5.25%, Due 1/01/19 (Putable at $100 on 1/01/01)       3,330,000          3,309,188
Illinois DFA PCR Refunding - Commonwealth
   Edison Company Project, 7.25%, Due 6/01/11            7,225,000          7,604,312
Kane, McHenry, Cook and DeKalb Counties,
   Illinois Community Unit School District Number
   300 GO Lease Secured COP - School Building
   Project, 6.90%, Due 12/01/04                          3,195,000          3,386,700
Romeoville, Will County, Illinois COP, 7.30%,
   Due 12/01/00                                          2,000,000          2,080,000
                                                                         ------------
                                                                           92,766,894
Indiana 0.3%
East Chicago, Indiana School City COP:
   5.10%, Due 7/15/03                                    3,020,000          2,989,800
   5.50%, Due 7/15/02                                    2,060,000          2,072,875
Huntington, Indiana EDR Refunding - Quanex
   Corporation Project, 6.50%, Due 8/01/10               1,665,000          1,700,132
                                                                         ------------
                                                                            6,762,807
Iowa 0.1%
Cedar Rapids, Iowa First Mortgage Revenue -
   Cottage Grove Place Project, 5.30%, Due 7/01/05       1,910,000          1,876,575

Kansas 0.4%
Kansas City, Kansas Board of Public Utilities
   Master Municipal Lease and Option
   Agreement, 4.47%, Due 5/01/03                         3,457,808          3,392,974
Kansas City, Kansas Residual Revenue Capital
   Appreciation, Zero %, Due 5/01/12                     1,805,000            685,900
Sedgwick and Shawnee Counties, Kansas SFMR
   Mortgage-Backed Securities Program, 4.70%,
   Due 12/01/08                                          3,500,000          3,465,000
                                                                         ------------
                                                                            7,543,874

Kentucky 1.7%
Kenton County, Kentucky Airport Board Special
   Facilities Revenue - Delta Air Lines, Inc.
   Project, 7.125%, Due 12/01/21                        27,420,000         28,893,825
Kentucky EDFA Hospital System Refunding and
   Improvement Revenue - Appalachian Regional
   Healthcare, Inc. Project:
   4.70%, Due 10/01/00                                   2,085,000          2,087,314
   4.85%, Due 10/01/01                                   2,195,000          2,195,000
   5.00%, Due 10/01/02                                   2,300,000          2,291,375
   5.10%, Due 10/01/03                                   2,165,000          2,165,000
                                                                         ------------
                                                                           37,632,514
Louisiana 5.5%
East Baton Rouge, Louisiana Mortgage Finance
   Authority SFMR Refunding - GNMA and
   FNMA Mortgage-Backed Securities Program,
   4.60%, Due 10/01/16                                   4,000,000          3,980,000


-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Louisiana Health and Education Authority
   Revenue Refunding - Lambeth House
   Project, 5.25%, Due 1/01/05                         $14,875,000      $  14,633,281
Louisiana Public Facilities Authority Hospital
   Revenue Refunding - Pendleton Memorial
   Methodist Hospital Project:
   6.75%, Due 6/01/10                                      795,000            834,750
   6.75%, Due 6/01/10 (Pre-Refunding at $102
   on 6/01/02)                                           2,265,000          2,443,369
   6.75%, Due 6/01/22                                    2,615,000          2,713,062
Louisiana Public Facilities Authority MFHR -
   Whitten Foundation Project:
   6.75%, Due 4/01/01                                   26,700,000         26,533,125
   7.00%, Due 12/01/00                                  11,665,000         11,664,650
   7.00%, Due 6/01/01                                   18,150,000         18,104,625
New Orleans, Louisiana Regional Transit
   Authority Lease-Purchase Agreements:
   Lease M98147, 5.50%, Due 5/01/08                     31,963,742         31,324,467
   Lease M98159, 5.50%, Due 5/01/08                      3,006,633          2,946,500
Ouachita Parish, Louisiana IDB, Inc. Revenue
   Refunding - Physicians and Surgeons Medical
   Complex Project, 4.80%, Due 8/01/02                   3,750,000          3,754,688
West Feliciana Parish, Louisiana PCR - Gulf States
   Utilities Company Project, 9.00%, Due 5/01/15         3,250,000          3,422,217
                                                                         ------------
                                                                          122,354,734
Maine 0.2%
Maine Finance Authority Solid Waste Disposal
   Revenue - Boise Cascade Corporation Project,
   7.90%, Due 6/01/15                                    5,000,000          5,193,350

Maryland 0.2%
Maryland Stadium Authority Sports Facilities
   Lease Revenue, 7.50%, Due 12/15/10                    5,000,000          5,144,350

Massachusetts 2.7%
Clipper Caravel Tax-Exempt Trust Certificates
   3.75%, Due 10/08/01                                  23,000,000         22,856,250
Commonwealth of Massachusetts Department of
   Revenue Tax-Exempt Master Equipment Lease:
   5.085%, Due 10/01/00                                    716,947            718,890
   5.62%, Due 10/01/01                                   1,393,679          1,407,616
Massachusetts Health and EFA Competitive
   Lease Program - Whitehead Institute for
   Biomedical Research Project:
   4.595%, Due 10/15/03                                 28,436,263         28,222,991
   4.698%, Due 5/07/03                                   2,178,682          2,184,129
Massachusetts Industrial Finance Agency
   Industrial Revenue - John T. Spinelli Project,
   7.00%, Due 11/01/00                                     834,241            834,241
Northborough, Massachusetts Industrial Financial
   Authority Revenue - Newcorr Packaging
   Limited Project, 4.80%, Due 9/01/02                   2,630,000          2,630,000
                                                                         ------------
                                                                           58,854,117
Michigan 0.3%
Detroit, Michigan EDC Resource Recovery
   Revenue, 7.00%, Due 5/01/01                           2,390,000          2,455,725
Koch Financial Corporation Special Purpose
   Lease Tax-Exempt Private Municipal Trust
   Certificates, 4.70%, Due 10/06/03                     3,107,000          3,087,581
                                                                         ------------
                                                                            5,543,306
Minnesota 0.9%
Monticello, Minnesota Housing and
   Redevelopment Authority Revenue - Temporary
   Public Project, 4.50%, Due 2/01/01                    6,500,000          6,459,375
Plymouth, Minnesota Revenue Refunding -
   Carlson Center Project, 7.00%, Due 4/01/12            3,505,000          3,511,274
Sartell, Minnesota PCR Refunding - Champion
   International Corporation Project, 6.95%,
   Due 10/01/12                                          9,380,000          9,895,900
                                                                         ------------
                                                                           19,866,549
Mississippi 0.2%
Jones County, Mississippi Hospital Revenue
   Refunding - South Central Regional Medical
   Center Project, 5.00%, Due 12/01/03                   4,130,000          4,119,675

Missouri 0.0%
Springfield, Missouri Land Clearance
   Redevelopment Authority Industrial Revenue -
   University Plaza Project, 5.90%, Due 10/01/01           860,000            866,450

Nebraska 1.1%
Energy America Gas Supply Revenue -
   Metropolitan Utilities District Project,
   5.30%, Due 4/01/05                                   16,483,187         16,565,603
Energy America Gas Supply Revenue - Nebraska
   Public Gas Agency Project, 5.10%,
   Due 10/15/05                                          5,842,098          5,798,282
Omaha Tribe of Nebraska Public Improvements
   Authority GO, 7.50%, Due 12/01/02                     2,660,000          2,683,275
                                                                         ------------
                                                                           25,047,160
Nevada 0.1%
Reno-Sparks, Nevada Convention and Visitors
   Authority Limited Obligation Refunding,
   6.25%, Due 11/01/01                                   1,540,000          1,570,800

New York 0.6%
Dutchess County, New York Resource Recovery
   Agency Solid Waste System Revenue:
   4.45%, Due 1/01/01                                    1,130,000          1,135,650
   4.55%, Due 1/01/02                                    1,305,000          1,313,156
   4.65%, Due 1/01/03                                    1,400,000          1,412,250
   4.70%, Due 1/01/04                                    1,490,000          1,503,038
New York Mortgage Agency Homeowner
   Mortgage Revenue, 4.75%, Due 10/01/21                 7,245,000          7,172,550
                                                                         ------------
                                                                           12,536,644
North Carolina 0.1%
Northampton County, North Carolina Industrial
   Facilities and PCFA Solid Waste Disposal
   Revenue - Champion International Corporation
   Project, 8.05%, Due 11/01/04                          3,000,000          3,075,060

Ohio 1.3%
Ohio Department of Transportation COP -
   Rickenbacker Port Project, 6.125%, Due 4/15/15          395,000            408,699
Ohio HFA Residential Mortgage Revenue -
   Mortgage-Backed Securities Program, 4.65%,
   Due 9/01/20                                          25,380,000         24,967,575
Youngstown, Ohio City School District Energy
   Conservation Measures, 6.80%, Due 3/15/05             3,785,000          3,941,131
                                                                         ------------
                                                                           29,317,405
Oklahoma 0.5%
Tulsa, Oklahoma Trustees Municipal Airport
   Trust - American Airlines, Inc. Project, 7.375%,
   Due 12/01/20                                         11,000,000         11,536,250

Oregon 0.4%
Clackamas County, Oregon Hospital Facility
   Authority Revenue Refunding -
   Willamette View, Inc. Project, 5.40%,
   Due 11/01/02                                          1,260,000          1,274,175
Medford, Oregon Municipal Lease-Purchase
   Agreement, 5.00%, Due 5/01/03                         1,535,868          1,539,708


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Multnomah County, Oregon Educational
   Facilities Revenue Refunding -
   University of Portland Project, 4.75%,
   Due 4/01/01                                       $   2,005,000       $  2,012,519
Washington County, Oregon Operations Yard
   Facilities Deferred Interest Obligations,
   Zero %, Due 6/01/03                                   4,000,000          3,375,000
                                                                        -------------
                                                                            8,201,402
Pennsylvania 2.2%
Lehigh County, Pennsylvania General Purpose
   Authority Revenue - KidsPeace Obligated
   Group Project:
   5.50%, Due 11/01/01                                   2,125,000          2,117,031
   5.50%, Due 11/01/02                                   2,240,000          2,226,000
   5.50%, Due 11/01/03                                   2,360,000          2,339,350
   5.50%, Due 11/01/04                                   2,500,000          2,468,750
Montgomery County, Pennsylvania IDA First
   Mortgage Revenue Refunding - The
   Meadowood Corporation Project, 5.15%,
   Due 12/01/03                                          1,381,000          1,370,642
Montgomery County, Pennsylvania IDA PCR
   Refunding, 6.70%, Due 12/01/21                        3,575,000          3,789,500
Ohio Township, Allegheny County,
   Pennsylvania GO, 5.15%, Due 11/15/00                  1,785,000          1,788,427
Pennsylvania Housing Finance Agency
   SFMR, 7.75%, Due 10/01/09                             4,000,000          4,092,120
Philadelphia, Pennsylvania Airport Revenue
   Refunding - Philadelphia Airport System
   Project, 5.50%, Due 6/15/01                           2,000,000          2,042,500
Philadelphia, Pennsylvania IDA Health Care
   Facilities Revenue - Pauls Run Project,
   5.125%, Due 5/15/03                                   1,600,000          1,586,000
Philadelphia, Pennsylvania Municipal
   Authority Equipment Revenue, 5.297%,
   Due 10/01/04                                         14,759,102         15,017,387
Pittsburgh, Pennsylvania Urban
   Redevelopment Authority Mortgage
   Revenue, 5.15%, Due 4/01/21                           3,980,000          3,980,000
Scranton, Lackawanna County, Pennsylvania
   Health and Welfare Authority Hospital
   Revenue - Moses Taylor Hospital Project:
   5.25%, Due 7/01/02                                    3,650,000          3,581,563
   5.45%, Due 7/01/03                                    1,350,000          1,321,313
                                                                        -------------
                                                                           47,720,583

Puerto Rico 0.2%
Commonwealth of Puerto Rico Tax-Exempt
   Lease Certificates, 5.35%, Due 7/15/04                4,603,202          4,735,544

South Carolina 0.4%
Charleston County, South Carolina First
   Mortgage Health Facilities Revenue - The
   Episcopal Church Home Project, 5.40%,
   Due 4/01/04                                           8,100,000          8,100,000
Charleston County, South Carolina Industrial
   Revenue Refunding - Coburg Dairy, Inc.
   Project, 6.875%, Due 10/01/06                         1,400,000          1,404,228
                                                                        -------------
                                                                            9,504,228
Tennessee 0.5%
Tennessee Housing Development Agency -
   Homeownership Program, Zero %,
   Due 7/01/12                                          20,095,000         10,600,112

Texas 2.9%
Alliance Airport Authority, Inc. Special
   Facilities Revenue - American Airlines, Inc.
   Project, 7.50%, Due 12/01/29                         10,450,000         10,972,500
Brazos River Authority Collateralized PCR -
   Texas Utilities Electric Company Project,
   8.125%, Due 3/01/21                                   6,845,000          7,075,540
Dallas-Fort Worth, Texas International
   Airport Facilities Improvement Corporation
   Revenue - American Airlines, Inc. Project,
   7.50%, Due 11/01/25                                  16,640,000         17,451,200
Gulf Coast, Texas Waste Disposal Authority
   Multi-Modal Interchangeable Rate Revenue -
   Champion International Corporation Project,
   7.45%, Due 5/01/26                                    8,400,000          8,935,500
Houston, Texas Airport System Subordinate
   Lien Revenue Refunding, 5.25%, Due 7/01/01            2,350,000          2,388,187
Jefferson County, Texas Health Facilities
   Development Corporation Hospital Revenue -
   Baptist Healthcare System Project, 8.875%,
   Due 6/01/21                                           2,955,000          3,006,713
Lubbock, Texas HFC SFMR Refunding -
   GNMA Mortgage-Backed Securities
   Program, 7.00%, Due 12/01/20                          5,485,000          5,814,100
Matagorda County, Texas Navigation District
   Number One Collateralized PCR - Central
   Power and Light Company Project, 7.50%,
   Due 12/15/14                                          3,335,000          3,460,396
Texas Department of Housing and
   Community Affairs Residential Mortgage
   Revenue, 4.80%, Due 7/01/18                           5,000,000          4,918,750
                                                                        -------------
                                                                           64,022,886
Utah 0.6%
Eagle Mountain, Utah Gas and Electric
   Revenue BAN, 4.875%, Due 9/01/01                      2,830,000          2,839,226
Eagle Mountain, Utah Special Improvement
   District Number 98-3 Special Assessment,
   5.50%, Due 12/15/08                                   5,090,000          5,013,650
Salt Lake City, Utah Redevelopment Agency
   Central Business District Neighborhood
   Redevelopment Tax Increment Revenue
   Refunding, 4.75%, Due 10/01/02                        4,200,000          4,226,250
                                                                        -------------
                                                                           12,079,126
Virginia 0.1%
Arlington County, Virginia COP, 4.458%,
   Due 6/01/01                                           2,531,961          2,522,466

Washington 0.5%
Grant County, Washington Public Utility
   District Number 2 Priest Rapids
   Hydroelectric Development Second Series
   Revenue Refunding:
   Series A, 5.00%, Due 1/01/04                          2,500,000          2,546,875
   Series B, 5.00%, Due 1/01/04                          1,385,000          1,402,313
Grant County, Washington Public Utility
   District Number 2 Wanapum Hydroelectric
   Development Second Series Revenue
   Refunding:
   Series A, 5.00%, Due 1/01/04                          1,270,000          1,293,812
   Series B, 5.00%, Due 1/01/04                          1,105,000          1,125,719
Skagit and Whatcom Counties, Washington
   Public Hospital District Number 304
   Revenue Refunding - Affiliated Health
   Services, 4.90%, Due 12/01/02                         2,670,000          2,666,662
Skagit County, Washington Public Hospital
   District Number 1 Revenue Refunding -
   Affiliated Health Services, 4.90%,
   Due 12/01/02                                          2,015,000          2,012,481
                                                                        -------------
                                                                           11,047,862


-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
West Virginia 0.2%
Kanawha County, West Virginia County
   Commission IDR - Union Carbide Chemicals
   and Plastics Company, Inc. Project, 8.00%,
   Due 8/01/20                                         $ 1,930,000     $    2,015,596
West Virginia Housing Development Fund
   Housing Finance Revenue, 7.20%, Due 11/01/20          3,000,000          3,127,500
                                                                       --------------
                                                                            5,143,096
Wyoming 0.4%
Wyoming Community HDA Revenue, 3.80%,
Due 6/01/01                                              8,200,000          8,118,000

Multiple States 1.0%
Municipal Tax-Exempt Trust Certificates, 4.00%,
   Due 3/06/01                                          13,957,104         13,974,551
Port Authority of New York and New Jersey
   Revenue - Delta Air Lines, Inc. Project, 6.95%,
   Due 6/01/08                                           7,000,000          7,446,250
                                                                       --------------
                                                                           21,420,801
-------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $773,877,113)                                 771,560,768
-------------------------------------------------------------------------------------

Taxable Municipal Bonds 0.0%
Arizona 0.0%
Pima County, Arizona IDA MFHR - Casa Loma
   Apartments and Old Farm Project, 9.00%,
   Due 1/01/01                                             175,000            172,594

Indiana 0.0%
Indianapolis, Indiana MFHR - Covered Bridge
   Project, 9.00%, Due 4/01/01                              75,000             69,937
-------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $250,000)                                 242,531
-------------------------------------------------------------------------------------

Variable Rate Put Bonds 11.0%
Arizona 0.9%
Pima County, Arizona IDA MFHR - Casa Loma
   Apartments Project, 5.50%, Due 1/01/34
   (Putable at $100 and Rate Reset
   Effective 1/01/01)                                   20,865,000         20,734,594

California 1.2%
Santa Rosa, California Housing Authority MFHR -
   Dutton Partners Project, 4.85%, Due 9/01/07
   (Mandatory Put at $100 on 9/01/02)                    3,000,000          3,003,750
San Bernardino County, California MFHR
   Refunding - Casa Del Rio Apartments Project
   (Mandatory Put at $100 on (9/25/00):
   Phases I and IV, 5.50%, Due 8/25/29                  13,010,000         12,955,358
   Phases II and III, 5.50%, Due 8/25/29                10,180,000         10,137,244
                                                                       --------------
                                                                           26,096,352
Colorado 0.1%
Colorado Health Facilities Authority Revenue
   EXTRAS - Baptist Home Association of the
   Rocky Mountains, Inc. Project, 5.75%,
   Due 8/15/27 (Putable at $100 and Rate Reset
   Effective 8/15/02)                                    3,000,000          3,027,750

Florida 3.0%
Florida Housing Finance Agency MFHR - Cypress
   Lake Apartment Project, 5.75%, Due 12/01/07
   (Mandatory Put at $100 on 12/01/02)                     200,000            203,500
Municipal Mortgage & Equity LLC MFHR
   Certificates, 4.95%, Due 8/15/23 (Mandatory Put
   at $100 on 8/15/05)                                  67,000,000         66,330,000
                                                                       --------------
                                                                           66,533,500

Georgia 0.1%
Decatur County, Georgia Bainbridge IDA IDR -
   John B. Sanfilippo & Son, Inc. Project, 5.375%,
   Due 6/01/17 (Mandatory Put at $100
   on 6/01/02)                                           2,870,000          2,873,329

Illinois 1.2%
Chicago, Illinois MFHR - Chicago Beach
   Apartments Project, 5.50%, Due 2/01/17
   (Putable at $100 and Rate Reset
   Effective 2/01/02)                                    2,900,000          2,903,451
Illinois Health Facilities Authority Revenue
   EXTRAS - Covenant Retirement Communities,
   Inc. Project, 5.25%, Due 12/01/22 (Putable at
   $100 and Rate Reset Effective 12/01/02)               3,500,000          3,526,250
Robbins, Illinois Resource Recovery Revenue
   Refunding - Robbins Resource Recovery
   Partners, 4.90%, Due 10/15/17 (Mandatory
   Put at $100 on 10/15/02)                             20,350,000         20,273,688
                                                                       --------------
                                                                           26,703,389
Maryland 0.2%
Maryland Health and Higher EFA First Mortgage
   Revenue - Peninsula United Methodist Homes,
   Inc. Project, 5.25%, Due 10/01/28 (Putable at
   $100 and Rate Reset Effective 10/01/03)               3,600,000          3,559,500

Michigan 0.9%
Michigan Strategic Fund Limited Obligation
   Revenue Refunding - Detroit Edison Company
   Project, 4.70%, Due 9/01/29 (Mandatory Put at
   $100 on 9/01/01)                                     20,000,000         20,100,000

New Jersey 0.6%
New Jersey EDA Senior Mortgage Revenue
   Refunding EXTRAS - Arbor Glen of
   Bridgewater Project, 5.375%, Due 5/15/32
   (Putable at $100 and Rate Reset Effective
   5/15/04)                                             12,500,000         12,421,875

New York 0.4%
Amherst, New York Industrial Development
   Agency Revenue - Asbury Pointe, Inc. Project,
   5.25%, Due 2/01/35 (Mandatory Put at $100
   on 2/01/04)                                           5,000,000          4,912,500
New York Mortgage Agency Homeowner
   Mortgage Revenue, 3.90%, Due 10/01/25
   (Mandatory Put at $100 on 10/01/01)                   4,700,000          4,700,000
                                                                       --------------
                                                                            9,612,500
Ohio 0.8%
Ohio Water Development Authority Facilities PCR
   Refunding - Ohio Edison Company Project,
   4.25%, Due 6/01/33 (Mandatory Put at $100
   on 6/01/01)                                          18,000,000         17,842,500

Pennsylvania 0.4%
Chester County, Pennsylvania Health and
   Education Facilities Authority Revenue -
   Barclay Friends Project, 4.60%, Due 8/01/25
   (Mandatory Put at $100 on 8/01/02)                    2,430,000          2,423,925
Montgomery County, Pennsylvania IDA First
   Mortgage Revenue Refunding EXTRAS - The
   Meadowood Corporation Project, 5.50%,
   Due 12/01/19 (Putable at $100 and Rate
   Reset Effective 12/01/02)                             4,000,000          3,990,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Philadelphia, Pennsylvania IDA Health Care
   Facilities Revenue EXTRAS - Pauls Run
   Project, 5.125%, Due 5/15/28 (Putable at $100
   and Rate Reset Effective 5/15/03)                 $   2,000,000     $    1,982,500
                                                                       --------------
                                                                            8,396,425
South Carolina 0.1%
Charleston County, South Carolina First Mortgage
   Health Facilities Revenue - The Episcopal
   Church Home Project, 5.30%, Due 4/01/27
   (Putable at $100 and Rate Reset
   Effective 10/01/02)                                   3,000,000          3,003,750

South Dakota 0.4%
Sioux Falls, South Dakota EDR Refunding - City
   Centre Hotel Corporation Project, 7.00%,
   Due 11/01/16 (Putable at $100 and Rate Reset
   Effective 12/01/00)                                   7,850,070          7,850,070

Tennessee 0.1%
Shelby County, Tennessee Health, Educational
   and Housing Facility Board Health Care
   Facilities Revenue EXTRAS - Kirby Pines
   Retirement Community Project, 5.50%, Due
   11/15/27 (Putable at $100 and Rate Reset
   Effective 11/15/02)                                   2,450,000          2,446,937

Texas 0.4%
Abilene, Texas Health Facilities Development
   Corporation Retirement Facilities Revenue
   EXTRAS - Sears Methodist Retirement
   System Obligated Group Project, 5.25%,
   Due 11/15/28 (Putable at $100 and Rate
   Reset Effective 11/15/03)                             6,070,000          5,986,537
North Central Texas Health Facilities
   Development Corporation Health Facility
   Development Revenue EXTRAS - C.C. Young
   Memorial Home Project, 5.00%, Due 2/15/28
   (Putable at $100 and Rate Reset
   Effective 2/15/03)                                    1,575,000          1,561,219
Trinity River Authority Refunding - Texas
   Industries, Inc. Project, 6.187%, Due 9/01/07
   (Putable at $100 and Rate Reset
   Effective 11/01/01)                                     365,000            368,194
Trinity River Authority Refunding - Texas
   Industries, Inc. Project, Series A, 6.187%,
   Due 9/01/07 (Putable at $100 and Rate Reset
   Effective 11/01/01)                                     230,000            232,012
                                                                       --------------
                                                                            8,147,962
Virginia 0.2%
Rockingham County, Virginia IDA Residential
   Care Facility First Mortgage Revenue -
   Virginia Mennonite Retirement Community
   Project, 5.10%, Due 4/01/32 (Putable at $100
   and Rate Reset Effective 4/01/03)                     4,250,000          4,228,750
-------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $244,552,706)                         243,579,183
-------------------------------------------------------------------------------------

Short-Term Investments (a) 54.7%
Municipal Bonds 7.8%
Arkansas 0.1%
Fayetteville, Arkansas Public Facilities Board
   Refunding and Improvement Revenue -
   Butterfield Trail Village Project, 9.50%,
   Due 9/01/14 (Pre-Refunding at $102 on
   9/01/99)                                              3,385,000          3,452,700

California 0.1%
California Hospital Revenue - Valley Health
   System Refunding and Improvement
   Project, 5.50%, Due 5/15/00                             740,000            741,243
Santa Ana, California Community
   Redevelopment Refunding, 7.50%, Due
   9/01/16 (Pre-Refunding at $102 on 9/01/99)            2,000,000          2,040,000
                                                                        -------------
                                                                            2,781,243
Connecticut 0.1%
Connecticut Development Authority Airport
   Facilities Revenue - Roncari Associates, Inc.
   Project, 7.25%, Due 12/01/99                          1,800,905          1,801,031

Illinois 1.3%
Alton, Illinois Hospital Facilities Revenue
   Refunding - St. Anthony's Health Center
   Project:
   4.95%, Due 9/01/99                                    1,400,000          1,400,000
   5.15%, Due 9/01/00                                    1,355,000          1,362,154
Romeoville, Will County, Illinois COP, 7.30%,
   Due 12/01/99                                          2,250,000          2,270,093
Winnebago and Boone Counties, Illinois
   Rockford School District Number 205
   Educational Purpose Tax Anticipation
   Warrants, 5.40%, Due 10/29/99                        24,900,000         24,919,671
                                                                        -------------
                                                                           29,951,918
Kentucky 0.1%
Kentucky EDFA Hospital System Refunding
   and Improvement Revenue - Appalachian
   Regional Healthcare, Inc. Project, 4.50%,
   Due 10/01/99                                          2,005,000          2,005,682

Maine 0.1%
Maine Educational Loan Marketing
   Corporation Student Loan Revenue
   Refunding, 6.65%, Due 11/01/99                        2,515,000          2,523,249

Massachusetts 0.1%
Commonwealth of Massachusetts Department
   of Revenue Tax-Exempt Master Equipment
   Lease, 5.40%, Due 9/30/99                             1,609,916          1,611,075

Minnesota 0.3%
Minneapolis, Minnesota Temporary Parking
   Ramp Revenue, 4.75%, Due 6/01/00                      5,885,000          5,887,413

New Jersey 2.0%
East Orange, New Jersey BAN, 5.65%,
   Due 6/30/00                                          23,830,000         24,123,109
Irvington Township, New Jersey TAN:
   4.625%, Due 10/21/99                                  7,500,000          7,510,050
   5.00%, Due 10/28/99                                   9,000,000          9,017,460
South Amboy, New Jersey Housing Authority
   Housing Revenue - Shore Gate Village
   Grand Project, 6.00%, Due 11/01/99                    4,400,000          3,960,000
                                                                        -------------
                                                                           44,610,619
New York 1.4%
Nassau County, New York BAN, 4.25%,
   Due 5/16/00                                          10,000,000         10,006,300
Nassau County, New York RAN, 3.75%,
   Due 3/15/00                                          20,000,000         19,987,600
                                                                        -------------
                                                                           29,993,900
Ohio 1.4%
American Municipal Power Ohio, Inc. BAN -
Distribution General Project, 4.25%,
Due 1/21/00                                             29,550,000         29,573,049

-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Cleveland, Ohio City School District Energy
   Conservation Improvement GO, 6.53%,
   Due 9/15/99 (c)                                  $      630,000      $     630,561
                                                                        -------------
                                                                           30,203,610
Pennsylvania 0.3%
Beaver County, Pennsylvania IDA PCR
   Refunding - Ohio Edison Project, 7.75%,
   Due 9/01/24 (Pre-Refunding at $102
   on 9/01/99)                                           4,500,000          4,590,000
Philadelphia, Pennsylvania Hospitals and
   Higher Education Facilities Authority
   Revenue - Northwestern Corporation
   Project, 8.375%, Due 6/01/04 (Pre-Refunding
   at $102 on 6/01/00)                                   1,280,000          1,348,134
                                                                        -------------
                                                                            5,938,134
Texas 0.2%
Falcons Lair, Texas Utility and Reclamation
   District COP, 6.25%, Due 10/15/99                     4,000,000          4,020,000

Washington 0.2%
Lynnwood, Snohomish County, Washington
   Local Improvement District Number 93-1
   BAN, 4.60%, Due 10/01/99                              5,000,000          5,003,450

Wisconsin 0.1%
Lake Como Sanitary District Number 1 BAN,
   4.50%, Due 6/01/00                                    2,350,000          2,353,619
                                                                        -------------
Total Municipal Bonds                                                     172,137,643

Variable Rate Put Bonds 6.8%
Arizona 0.5%
Pima County, Arizona IDA SFMR Draw Down,
   4.81%, Due 6/01/28 (Mandatory Put at $100
   on 9/24/99)                                          11,760,000         11,760,000

California 2.5%
California Statewide Communities
   Development Authority MFHR - Discovery
   Commons Project, 5.375%, Due 1/25/31
   (Mandatory Put at $100 on 6/15/00)                    6,755,000          6,734,735
California Statewide Communities
   Development Authority MFHR - Lancaster
   Manor Apartments Project, 5.375%,
   Due 12/25/30 (Mandatory Put at $100
   on 6/15/00)                                           9,650,000          9,709,830
California Statewide Communities
   Development Authority MFHR - Ocotillo
   Project, 5.50%, Due 1/25/31 (Mandatory Put
   at $100 on 6/15/00)                                   6,150,000          6,142,005
California Statewide Communities
   Development Authority MFHR - Van Nuys
   Pierce Park Project, 5.50%, Due 1/25/31
   (Mandatory Put at $100 on 6/15/00)                   13,595,000         13,611,450
San Bernardino County, California MFHR
   Refunding - Nova Project, 5.50%,
   Due 8/25/29 (Mandatory Put at $100
   on 6/15/00)                                          14,500,000         14,475,640
San Bernardino County, California MFHR
   Refunding - VLG Green Project, 5.50%,
   Due 1/25/31 (Mandatory Put at $100
   on 6/15/00)                                           5,294,000          5,285,106
                                                                        -------------
                                                                           55,958,766
Colorado 0.2%
Denver, Colorado City and County SFMR
   Refunding, 4.75%, Due 12/01/29
   (Mandatory Put at $100 on 9/24/99)                    1,575,000          1,575,000
El Paso County, Colorado SFMR Refunding,
   4.75%, Due 11/01/29 (Mandatory Put at
   $100 on 9/24/99)                                      3,415,000          3,415,000
                                                                        -------------
                                                                            4,990,000
Florida 0.9%
Escambia County, Florida Escambia Housing
   Corporation Housing Revenue - Royal Arms
   Project, 7.00%, Due 7/01/17 (Mandatory Put
   at $100 on 11/17/99)                                  9,030,000          9,030,000
Escambia County, Florida Escambia Housing
   Corporation Housing Revenue - Wellington
   Arms Project, 7.375%, Due 9/01/16
   (Mandatory Put at $100 on 9/01/99)                   10,650,000         10,650,000
                                                                        -------------
                                                                           19,680,000

Indiana 0.8%
Anderson, Indiana MFHR - Cross Lakes
   Apartments Project, 5.625%, Due 7/01/33
   (Mandatory Put at $100 on 7/01/00)                    8,430,000          8,416,765
Indianapolis, Indiana MFHR - Covered
   Bridge Project, 5.50%, Due 4/01/30
   (Mandatory Put at $100 on 4/01/00)                    9,780,000          9,780,000
                                                                        -------------
                                                                           18,196,765
Maine 0.3%
Maine Finance Authority MFHR - Back Bay
   Tower Project, 5.25%, Due 9/01/18
   (Mandatory Put at $100 on 9/01/99)                    5,870,000          5,870,000

New York 0.5%
Hempstead, New York Industrial Development
   Agency Resource Recovery Revenue - BFI
   Credit Corporation Project, 3.40%,
   Due 12/01/10 (Mandatory Put at $100
   on 12/01/99)                                         10,060,000         10,041,993

Oklahoma 0.4%
Canadian County, Oklahoma HFA SFMR
   Refunding, 4.75%, Due 8/01/28:
   Series A-1 (Mandatory Put at $100
   on 9/24/99)                                           1,255,000          1,255,000
   Series A-2 (Mandatory Put at $100
   on 9/24/99)                                           5,850,000          5,850,000
Cleveland County, Oklahoma Home Loan
   Authority SFMR Refunding, 4.75%,
   Due 8/01/28 (Mandatory Put at $100
   on 9/24/99)                                           2,660,000          2,660,000
                                                                        -------------
                                                                            9,765,000
Texas 0.5%
Ivy Walk Apartments Trust Pass-Thru
   Certificates, 5.50%, Due 3/01/07 (Mandatory
   Put at $100 on 3/01/00)                               6,650,000          6,699,809
Texarkana, Texas HFC MFHR - Tanglewood
   Terrace Apartments, 5.50%, Due 6/01/29
   (Mandatory Put at $100 on 6/01/00)                    4,215,000          4,269,626
                                                                        -------------
                                                                           10,969,435
Wisconsin 0.2%
Germantown, Wisconsin IDR - Moldmakers Leasing
   and Investments LLP Project, 5.00%,
   Due 12/01/12 (Putable at $100 and
   Rate Reset Effective 12/01/99)                        4,000,000          4,012,760
                                                                        -------------
Total Variable Rate Put Bonds                                             151,244,719

Municipal Commercial Paper 2.4%
Arizona 0.5%
Arizona Industrial Commission Special Fund
   Tax-Exempt COP Refunding, 4.70%,
   Due 9/09/99                                          10,300,000         10,300,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Arkansas 0.2%
Hope, Arkansas Solid Waste Disposal
   Revenue - Temple-Inland Forest Products
   Project, 4.15%, Due 9/07/99                       $   4,000,000        $ 4,000,000

Georgia 0.1%
McDuffie County, Georgia Development
   Authority Waste Disposal Revenue -
   Temple-Inland Forest Products Project,
   4.15%, Due 9/07/99                                    3,100,000          3,100,000

Kentucky 0.8%
Maysville, Kentucky Solid Waste Disposal
   Facilities Revenue - Inland Container
   Corporation Project:
   4.15%, Due 9/07/99                                    2,710,000          2,710,000
   4.25%, Due 9/07/99                                   16,000,000         16,000,000
                                                                          -----------
                                                                           18,710,000

Texas 0.8%
Angelina and Neches River Authority
   Solid Waste Disposal Revenue - Temple
   Eastex, Inc. Project, 4.15%, Due 9/07/99              2,600,000          2,600,000
Angelina and Neches River Authority
   Solid Waste Disposal Revenue - Temple-Inland
   Forest Products Project, 4.15%, Due 9/07/99           9,550,000          9,550,000
Port Development Corporation Marine Terminal
   Refunding Revenue - Mitsui and Company
   (USA), Inc. Project, 4.70%, Due 9/09/99               4,400,000          4,400,000
                                                                          -----------
                                                                           16,550,000
                                                                          -----------
Total Municipal Commercial Paper                                           52,660,000

Annual Put Bonds 6.1% (d)
California 0.1%
Huntington Park, California Redevelopment
   Agency IDR - Huntington Park Project, 4.75%,
   Due 8/01/00 (e)                                       1,140,000          1,140,000

Maine 0.5%
Jay, Maine Solid Waste Disposal Revenue -
   International Paper Company Project, 3.95%,
   Due 6/01/00 (e)                                      10,585,000         10,613,368

Mississippi 0.2%
Warren County, Mississippi Solid Waste Disposal
   Revenue - International Paper Company
   Project, 3.85%, Due 3/01/00 (e)                       3,700,000          3,702,553

Ohio 0.0%
Sharonville, Ohio IDR - Ralston Purina Company
   Project, 4.25%, Due 12/01/99 (e)                      1,000,000          1,000,000

Pennsylvania 1.1%
Clinton County, Pennsylvania IDA Solid Waste
   Disposal Revenue - International Paper
   Company Project, 3.95%, Due 1/15/00 (e)              25,000,000         25,037,250

Tennessee 0.1%
Knox County, Tennessee IDB IDR - Spartan Food
   Systems, Inc. Project, 7.50%, Due 9/30/99             1,500,000          1,505,625
Maryville, Tennessee IDB IDR - Spartan Food
   Systems, Inc. Project, 7.50%, Due 9/30/99             1,500,000          1,503,840
                                                                          -----------
                                                                            3,009,465
Texas 4.1%
Brazos River Authority Collateralized PCR
   Refunding - Texas Utilities Electric Company
   Project, 4.15%, Due 6/19/00 (e)                      45,000,000         45,022,500
Brazos River Authority PCR Refunding - Texas
   Utilities Electric Company Project, 3.70%,
   Due 4/01/00 (e)                                      45,000,000         45,004,050
                                                                          -----------
                                                                           90,026,550
                                                                          -----------
Total Annual Put Bonds                                                    134,529,186

Semi-Annual Variable Rate Put Bonds 0.7% (d)
Alabama 0.2%
Mobile, Alabama IDB PCR Refunding -
   International Paper Company Project, 3.95%,
   Due 12/01/99                                          5,100,000          5,102,601

Kentucky 0.5%
Morgantown, Kentucky IDR - Flex Sumitomo
   Electric Wiring System Project, 4.50%,
   Due 10/01/99                                         10,000,000         10,000,900
                                                                          -----------
Total Semi-Annual Variable Rate Put Bonds                                  15,103,501

Quarterly Variable Rate Put Bonds 1.4% (d)
Oklahoma 0.4%
Oklahoma Industries Authority Hospital
   Revenue - Deaconess Health Care Corporation
   Project, 4.75%, Due 10/01/99                         10,000,000         10,000,000

Washington 1.0%
Washington Housing Finance Commission
   SFMR Refunding:
   Series S-4A, 4.70%, Due 9/01/99                         740,000            740,000
   Series S-5A, 4.70%, Due 9/01/99                       4,875,000          4,875,000
   Series S-6A, 4.80%. Due 9/01/99                      13,775,000         13,775,000
   Series S-6B, 4.75%, Due 9/01/99                       1,930,000          1,930,000
   Series S-8A, 5.00%, Due 9/01/99                         335,000            335,000
                                                                          -----------
                                                                           21,655,000
                                                                          -----------
Total Quarterly Variable Rate Put Bonds                                    31,655,000

Monthly Variable Rate Put Bonds 1.3% (d)
Louisiana 0.5%
Calcasieu Parish, Louisiana Memorial Hospital
   Service District Hospital Revenue - Lake Charles
   Memorial Hospital Project, 4.55%, Due 10/01/99       11,100,000         11,100,000

Massachusetts 0.5%
Massachusetts Industrial Finance Agency
   Revenue - Milling Company Project, 4.43%,
   Due 10/01/99                                         10,000,000         10,000,000

Missouri 0.2%
Desloge, Missouri IDA IDR Refunding - National
   Healthcorp Project, 4.80%, Due 10/01/99               1,925,000          1,925,000
Dunklin County, Missouri IDA IDR Refunding -
   National Healthcorp Project, 4.80% ,
   Due 10/01/99                                          2,455,000          2,455,000
                                                                          -----------
                                                                            4,380,000
Pennsylvania 0.1%
Elk County, Pennsylvania IDA Flexible Mode IDR
   Refunding - Stackpole Corporation Project,
   4.12%, Due 10/01/99                                   2,750,000          2,750,000
                                                                          -----------
Total Monthly Variable Rate Put Bonds                                      28,230,000

Weekly Variable Rate Put Bonds 19.1% (d)
Alabama 2.6%
Birmingham, Alabama Special Care Facilities
   Financing Authority Revenue - Baptist Medical
   Centers Project:
   Series A, 4.19%, Due 9/08/99                         15,730,000         15,730,000
   Series B, 3.99%, Due 9/08/99                         20,100,000         20,100,000

-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Grove Hill, Alabama IDB IDR - Hamilton Woods
   Veneer Project, 4.00%, Due 9/08/99                 $  4,900,000       $  4,900,000
Ider, Alabama IDB IDR - Galbreath, Inc. Project,
   4.50%, Due 9/08/99                                    1,075,000          1,075,000
Montgomery, Alabama Downtown Redevelopment
   Authority Revenue - Southern Poverty Law
   Project, 3.70%, Due 9/08/99                          15,000,000         15,000,000
                                                                         ------------
                                                                           56,805,000
California 1.1%
Alhambra, California Redevelopment Agency
   MFHR - Main Street Plaza Apartments Project,
   4.42%, Due 9/08/99                                    3,200,000          3,200,000
California Statewide Communities Development
   Authority MFHR Refunding - Poinsettia
   Apartments Project, 4.42%, Due 9/08/99                5,000,000          5,000,000
Orange County, California Apartment
   Development Revenue - Park Place Apartments
   Project, 5.55%, Due 9/08/99                           7,700,000          7,700,000
Pasadena, California Community Development
   Commission COP:
   Kings Plaza Project, 5.80%, Due 9/08/99               1,205,000          1,205,000
   Lake/Washington Neighborhood Shopping
     Center Project, 5.80%, Due 9/08/99                  3,480,000          3,480,000
Riverside, California MFHR - Spruce Grove
   Project, 5.25%, Due 9/08/99                           2,950,000          2,950,000
                                                                         ------------
                                                                           23,535,000
Colorado 1.4%
Arapahoe County, Colorado IDR - Denver
   JetCenter, Inc. Project, 4.95%, Due 9/08/99           1,600,000          1,600,000
Denver, Colorado City and County MFHR
   Refunding - The Seasons Apartment Project,
   4.89%, Due 9/08/99                                   28,500,000         28,571,250
                                                                         ------------
                                                                           30,171,250
Georgia 1.0%
Cartersville, Georgia IDA IDR - Sekisui Jushi
   Project, 4.80%, Due 9/08/99                           5,300,000          5,300,000
Floyd County, Georgia Development Authority
   PCR Refunding - Inland-Rome Project, 3.87%,
   Due 9/08/99                                           4,735,000          4,735,000
Jefferson, Georgia Development Authority IDR -
   Sumitomo Plastics America, Inc. Project, 4.30%,
   Due 9/08/99                                           5,000,000          5,000,000
Rockdale County, Georgia Development Authority
   IDR - Takabashi Works UAA, Inc. Project,
   4.70%, Due 9/08/99                                    6,065,000          6,065,000
                                                                         ------------
                                                                           21,100,000
Hawaii 0.8%
Hawaii HFA HDA Corporation Revenue - Rental
   Housing System Project, 4.35%, Due 9/08/99           18,800,000         18,800,000

Illinois 2.5%
Illinois DFA IDA - Toyomenka (America), Inc.
   Project, 5.30%, Due 9/08/99                           2,200,000          2,200,000
Illinois DFA IDR:
   Eakas Corporation Project, 4.95%, Due 9/08/99         8,000,000          8,000,000
   Miyano Machy USA, Inc. Project, 5.30%,
   Due 9/08/99                                           7,250,000          7,250,000
Illinois DFA MFHR Refunding:
   Cobbler Square Project, 4.80%, Due 9/08/99            7,400,000          7,400,000
   Orleans-Illinois Project, 4.05%, Due 9/08/99         29,020,000         29,020,000
Salem, Illinois IDR - Americana Building Products
   Project, 4.42%, Due 9/08/99                           2,360,000          2,360,000
                                                                         ------------
                                                                           56,230,000
Indiana 0.4%
Madison, Indiana EDR - Arvin Sango, Inc. Project,
   5.05%, Due 9/08/99                                    9,600,000          9,600,000

Kansas 0.7%
Hays, Kansas Manufacturing Facilities
   Development Revenue - Yuasa Exide Battery
   Corporation Project, 5.20%, Due 9/08/99               9,500,000          9,500,000
Kansas City, Kansas Private Activity Revenue
   Refunding - Inland Container Corporation
   Project, 3.87%, Due 9/08/99                           5,200,000          5,200,000
                                                                         ------------
                                                                           14,700,000
Kentucky 0.3%
Hopkinsville, Kentucky IDR - Douglas Autotech
   Corporation Project, 4.80%, Due 9/08/99               6,900,000          6,900,000

Louisiana 0.1%
Louisiana Local Government Environmental
   Facilities & Community Development Authority
   Revenue - Cospolich, Inc. Project, 3.90%,
   Due 9/08/99                                           2,100,000          2,100,000

Minnesota 0.8%
Delano, Minnesota IDR - Solar Plastics, Inc.
   Project, 4.00%, Due 9/08/99                           1,900,000          1,900,000
Edina, Minnesota MFMR Refunding - Vernon
   Terrace Project, 3.70%, Due 9/08/99                   6,225,000          6,225,000
North Suburban Hospital District, Minnesota CDR
   Refunding - Excel Realty Partners Project,
   4.00%, Due 9/08/99                                    5,600,000          5,600,000
Rochester, Minnesota IDR Refunding - Seneca
   Foods Corporation Project, 3.80%, Due 9/08/99         4,675,000          4,675,000
                                                                         ------------
                                                                           18,400,000
Missouri 1.4%
Jefferson County, Missouri IDA IDR Refunding -
   Festus Manor Nursing Home Project, 4.10%,
   Due 9/08/99                                           1,475,000          1,475,000
Missouri Development Finance Board
   Infrastructure Facilities Revenue - Kansas City,
   Missouri - Midtown Redevelopment Project,
   5.30%, Due 9/08/99                                   17,900,000         17,900,000
St. Louis County, Missouri IDA Revenue - Allied
   Ring Project, 5.20%, Due 9/08/99                      3,275,000          3,275,000
St. Louis, Missouri Port Authority IDR
   Refunding - Italgrani USA, Inc. Project, 5.25%,
   Due 9/08/99                                           2,600,000          2,600,000
Washington, Missouri IDA IDR - Clemco
   Industries Project, 3.99%, Due 9/08/99                5,000,000          5,000,000
                                                                         ------------
                                                                           30,250,000
Nevada 1.3%
Henderson, Nevada Public Improvement Trust
   MFHR Refunding:
   Pueblo I Project, 5.30%, Due 9/08/99                 11,715,000         11,715,000
   Pueblo II Project, 5.30%, Due 9/08/99                11,500,000         11,500,000
Nevada Department of Commerce IDR -
   Master-Halco, Inc. Project, 4.70%, Due 9/08/99        4,600,000          4,600,000
                                                                         ------------
                                                                           27,815,000
New York 0.5%
Ontario County, New York IDA IDR Refunding -
   Seneca Foods Corporation Project, 3.80%,
   Due 9/08/99                                           5,185,000          5,185,000
Wayne County, New York IDA IDR - Seneca Foods
   Corporation Project, 3.80%, Due 9/08/99               5,060,000          5,060,000
                                                                         ------------
                                                                           10,245,000
North Carolina 0.4%
Guilford County, North Carolina Industrial
   Facilities and PCFA Revenue - High Point
   Chemical Project, 4.50%, Due 9/08/99                  3,000,000          3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        August 31, 1999 (Unaudited)
-------------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                         Shares or
                                                         Principal            Value
                                                          Amount             (Note 2)
-------------------------------------------------------------------------------------
Mecklenburg County, North Carolina Industrial
   Facilities and PCFA Industrial Revenue - Okaya
   Shinnichi Corporation of America Project,
   4.80%, Due 9/08/99                                   $3,290,000        $ 3,290,000
New Hanover County, North Carolina Industrial
   Facilities Revenue - Wilmington Machinery, Inc.
   Project, 3.70%, Due 9/08/99                             865,000            865,000
Wake County, North Carolina Industrial Facilities
   and PCFA IDR - Aeroglide Corporation Project,
   3.80%, Due 9/08/99                                    1,425,000          1,425,000
                                                                          -----------
                                                                            8,580,000
Ohio 0.1%
Trumbull County, Ohio IDR - ATD Corporation
   Project, 5.25%, Due 9/08/99                           1,185,000          1,185,000

Pennsylvania 0.3%
Columbia County, Pennsylvania IDA IDR -
   Kleerdex Company Project, 4.95%, Due 9/08/99          6,500,000          6,500,000

South Carolina 0.6%
Laurens County, South Carolina Industrial
   Revenue - NICCA USA Project, 4.50%,
   Due 9/08/99                                           8,800,000          8,800,000
South Carolina Jobs EDA EDR - Para-Chem
   Southern, Inc. Project, 4.20%, Due 9/08/99            5,000,000          5,000,000
                                                                          -----------
                                                                           13,800,000
Tennessee 0.9%
Anderson County, Tennessee IDB Revenue -
   Becromal of America, Inc. Project, 3.80%,
   Due 9/08/99                                           1,965,000          1,965,000
Dickson, Tennessee Health, Educational &
   Housing Facilities Board MFHR - Autumn Park
   Apartments Project, 3.90%, Due 9/08/99                5,000,000          5,000,000
Hamilton County, Tennessee IDB MFHR - The
   Waterford Place Apartments Project, 4.09%,
   Due 9/08/99                                           9,600,000          9,600,000
Memphis-Shelby County, Tennessee IDB IDR -
   Techno Steel Corporation Project, 5.25%,
   Due 9/08/99                                           4,000,000          4,000,000
                                                                        -------------
                                                                           20,565,000
Texas 0.8%
Angelina and Neches River Authority Refunding -
   Temple-Inland Forest Products Corporation
   Project, 3.87%, Due 9/08/99                           7,350,000          7,350,000
Harris County, Texas Housing Finance
   Corporation MFHR - Torrey Chase Apartments
   Project, 4.04%, Due 9/08/99                           5,420,000          5,420,000
Waller County, Texas IDC - McKesson Water
   Products Projects, 4.35%, Due 9/08/99                 6,000,000          6,000,000
                                                                        -------------
                                                                           18,770,000
Washington 0.3%
Pilchuck, Washington Development Public
   Corporation Industrial Revenue - Kohkoku USA,
   Inc. Project, 5.30%, Due 9/08/99                      4,000,000          4,000,000
Yakima, Washington Housing Authority
   Revenue - Klickitat Valley Hospital Project,
   3.95%, Due 9/08/99                                    3,215,000          3,215,000
                                                                        -------------
                                                                            7,215,000
Wisconsin 0.4%
Janesville, Wisconsin IDR Refunding - Seneca
   Foods Corporation Project, 3.80%, Due 9/08/99         7,710,000          7,710,000
Menomonee Falls, Wisconsin IDR - Butler Paper
   Company Project, 4.50%, Due 9/08/99                   2,000,000          2,000,000
                                                                        -------------
                                                                            9,710,000

Multiple States 0.4%
Puttable Floating Option Tax-Exempt Receipts,
   Series PPT-10, 3.64%, Due 9/08/99                     8,685,000          8,685,000
                                                                        -------------
Total Weekly Variable Rate Put Bonds                                      421,661,250

Taxable Weekly Variable Rate Put Bonds 0.4% (d)
Indiana
Indiana DFA EDR - Qualitech Steel Project,
   7.25%, Due 9/08/99                                    7,800,000          7,800,000

Daily Variable Rate Put Bonds 6.5% (d)
California 0.1%
Los Angeles County, California IDA IDR -
   Fruitland Associates Project, 5.05%,
   Due 9/01/99                                           2,800,000          2,800,000
District of Columbia 6.4%
District of Columbia Revenue - Medlantic Project,
   5.20%, Due 9/01/99                                   15,000,000         15,000,000
District of Columbia Revenue:
   Tranche 1, 5.10%, Due 9/01/99                        48,000,000         48,000,000
   Tranche 2, 5.10%, Due 9/01/99                        28,700,000         28,700,000
   Tranche 3, 5.10%, Due 9/01/99                        50,000,000         50,000,000
                                                                        -------------
                                                                          141,700,000
                                                                        -------------
Total Daily Variable Rate Put Bonds                                       144,500,000

Municipal Money Market 2.2%
Multiple States
Strong Municipal Money Market Fund (g)                  49,000,000         49,000,000
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,208,316,414)                      1,208,521,299
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,226,996,233) 100.7%            2,223,903,781
Other Assets and Liabilities, Net (0.7%)                                  (15,009,279)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                      $2,208,894,502
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

FUTURES
-------------------------------------------------------------------------------------
                                                   Underlying
                                                   Face Amount           Unrealized
                            Expiration Date         at Value            Appreciation
-------------------------------------------------------------------------------------
Sold:
  135 U.S. Treasury Bonds        12/99             $15,385,781             $99,844


------------------------------------------------------------------------------------------------------------------------------------
                                                    STRONG HERITAGE MONEY FUND

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.9%
Royal Bank of Canada, 5.15%                                                    $13,000,000       5.18%    3/21/00   $12,997,929
------------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                        12,997,929
------------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 83.1%
AESOP Funding Corporation (Acquired 8/31/99; Cost $5,880,188) (b)                5,930,000       5.40    10/26/99     5,881,077
Abbey National North America Corporation                                        10,400,000       5.07    12/07/99    10,257,927
Alliance & Leicester PLC:
  (Acquired 4/14/99; Cost $14,634,483) (b)                                      15,000,000       4.82    10/13/99    14,915,650
  (Acquired 6/21/99; Cost $3,813,134) (b)                                        3,900,000       5.14    11/24/99     3,853,226
AlliedSignal, Inc.:
  (Acquired 7/12/99; Cost $5,793,000) (b)                                        6,000,000       5.40     2/28/00     5,838,000
  (Acquired 7/13/99; Cost $14,480,250) (b)                                      15,000,000       5.40     2/29/00    14,592,750
Alpine Securitization Corporation:
  (Acquired 8/20/99; Cost $7,625,173) (b)                                        7,660,000       5.28     9/20/99     7,638,654
  (Acquired 8/18/99; Cost $1,914,360) (b)                                        1,922,000       5.30     9/14/99     1,918,322
  (Acquired 8/18/99; Cost $1,767,683) (b)                                        1,775,000       5.30     9/15/99     1,771,342
  (Acquired 8/26/99; Cost $5,153,547) (b)                                        5,175,000       5.33     9/23/99     5,158,144
Aon Corporation                                                                  3,362,000       5.21     9/08/99     3,358,594

                                                                                 4,300,000       5.25     9/13/99     4,292,475
Ascot Capital Corporation (Acquired 7/09/99; Cost $21,199,340) (b)              21,500,000       5.19    10/14/99    21,366,718
Avon Capital Corporation (Acquired 8/24/99; Cost $13,005,978) (b)               13,050,000       5.28     9/16/99    13,021,290
BP America, Inc.                                                                21,400,000       5.33     2/07/00    20,896,226
BankAmerica Corporation                                                         10,000,000       4.83    11/09/99     9,907,425
Barton Capital Corporation:
  (Acquired 7/07/99; Cost $6,248,629) (b)                                        6,300,000       5.15     9/02/99     6,299,099
  (Acquired 7/13/99; Cost $6,616,056) (b)                                        6,697,000       5.18    10/05/99     6,664,237
  (Acquired 8/09/99; Cost $7,965,333) (b)                                        8,000,000       5.20     9/08/99     7,991,911
Bavaria Universal Funding Corporation:
  (Acquired 5/21/99; Cost $10,032,486) (b)                                      10,300,000       5.00    11/24/99    10,179,833
  (Acquired 8/26/99; Cost $5,974,142) (b)                                        6,000,000       5.35     9/24/99     5,979,492
Beta Finance, Inc.:
  (Acquired 3/12/99; Cost $3,705,290) (b)                                        3,800,000       4.85     9/13/99     3,793,857
  (Acquired 7/07/99; Cost $4,367,400) (b)                                        4,500,000       5.44     1/18/00     4,405,480
Blue Ridge Asset Funding Corporation (Acquired 6/16/99; Cost $9,505,610) (b)     9,630,000       5.11     9/15/99     9,610,863
British Gas Capital, Inc.                                                        5,000,000       5.30     9/17/99     4,988,222
Broadway Capital Corporation:
  (Acquired 8/05/99; Cost $2,189,513) (b)                                        2,200,000       5.20     9/07/99     2,198,093
  (Acquired 8/13/99; Cost $2,991,688) (b)                                        3,000,000       5.25     9/01/99     3,000,000
  (Acquired 8/20/99; Cost $4,986,014) (b)                                        5,000,000       5.30     9/08/99     4,994,847
  (Acquired 8/30/99; Cost $2,391,797) (b)                                        2,400,000       5.35     9/22/99     2,392,510
  (Acquired 8/31/99; Cost $8,963,753) (b)                                        9,000,000       5.37     9/27/99     8,965,095
CBA Delaware Finance, Inc.                                                      13,100,000       4.86    12/10/99    12,923,150
CSC Enterprises                                                                  7,200,000       5.18     9/09/99     7,191,712
Calcot, Ltd.                                                                     2,000,000       5.40     9/24/99     1,993,100
California PCFA Environmental Improvement Revenue
 (Acquired 8/11/99; Cost $15,000,000) (b)                                       15,000,000       5.25     9/03/99    15,000,000
Centric Capital Corporation:
  (Acquired 5/26/99; Cost $4,048,325) (b)                                        4,150,000       4.90    11/22/99     4,103,681
  (Acquired 7/28/99; Cost $991,291) (b)                                          1,000,000       5.14     9/27/99       996,288
  (Acquired 8/09/99; Cost $4,380,573) (b)                                        4,399,000       5.20     9/07/99     4,395,188
Certain Funding Corporation (Acquired 8/24/99; Cost $17,465,298) (b)            17,535,000       5.30     9/20/99    17,485,951
Cogentrix of Richmond, Inc.                                                     11,000,000       5.28     9/23/99    10,964,507
                                                                                 8,000,000       5.30     9/28/99     7,968,200
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                       4,300,000       5.10     9/14/99     4,292,081
                                                                                 2,000,000       5.36     9/24/99     1,993,151
                                                                                 2,850,000       5.36     9/27/99     2,838,967
  Series B                                                                       8,000,000       5.00    11/10/99     7,922,222
                                                                                 1,200,000       5.10     9/14/99     1,197,790
                                                                                 2,660,000       5.35     9/03/99     2,659,209
Credit Suisse First Boston, Inc. (Acquired 8/13/99; Cost $11,657,400) (b)       12,000,000       5.71     2/09/00    11,693,563

                                                                                                                             29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                        STRONG HERITAGE MONEY FUND (continued)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston International Guernsey Ltd.
 (Acquired 7/09/99; Cost $4,844,175) (b)                                       $ 5,000,000       5.42%    2/01/00   $ 4,884,825
                                                                                14,500,000       5.27    10/06/99    14,425,708
Deutsche Bank Financial, Inc.                                                    8,000,000       5.04    12/02/99     7,896,960
Edison Asset Securitization LLC:
  (Acquired 5/20/99; Cost $2,665,177) (b)                                        2,731,000       4.93    11/12/99     2,704,072
  (Acquired 7/13/99; Cost $14,090,314) (b)                                      14,249,000       5.14     9/29/99    14,192,036
  (Acquired 7/02/99; Cost $977,033) (b)                                          1,000,000       5.20    12/08/99       985,844
Emerson Electric Company                                                         6,000,000       5.31     2/03/00     5,862,825
Enterprise Funding Corporation:
  (Acquired 6/18/99; Cost $6,912,088) (b)                                        7,000,000       5.08     9/15/99     6,986,171
  (Acquired 8/03/99; Cost $2,499,547) (b)                                        2,510,000       5.17     9/01/99     2,510,000
  (Acquired 8/24/99; Cost $12,274,751) (b)                                      12,350,000       5.35    10/04/99    12,289,434
Equilon Enterprise LLC                                                           1,500,000       5.28    10/08/99     1,491,860
                                                                                 7,000,000       5.70     2/10/00     6,820,450
FPL Group Capital, Inc.:
  (Acquired 7/20/99; Cost $5,829,233) (b)                                        6,000,000       5.45     1/24/00     5,868,292
  (Acquired 7/22/99; Cost $1,359,731) (b)                                        1,400,000       5.45     1/28/00     1,368,420
  (Acquired 8/23/99; Cost $7,303,542) (b)                                        7,500,000       5.75     2/03/00     7,314,323
Fina Oil & Chemical Company:
  (Acquired 8/11/99; Cost $7,974,480) (b)                                        8,000,000       5.22     9/02/99     7,998,840
  (Acquired 8/26/99; Cost $3,242,796) (b)                                        3,250,000       5.32     9/10/99     3,245,677
  (Acquired 8/20/99; Cost $4,221,055) (b)                                        4,250,000       5.33    10/05/99     4,228,606
Finans Funding Corporation I                                                     7,000,000       5.39     2/02/00     6,838,599
First Data Corporation                                                           1,900,000       5.17    12/14/99     1,871,622
Ford Motor Credit Company                                                       11,600,000       4.75    10/12/99    11,537,247
                                                                                 4,400,000       5.15    11/19/99     4,350,274
                                                                                 4,875,000       5.37     2/14/00     4,754,287
Formosa Plastics Corporation USA                                                10,160,000       5.00    10/04/99    10,113,433
                                                                                 7,900,000       5.18    11/29/99     7,798,832
                                                                                10,000,000       5.65     2/11/00     9,744,181
Fountain Square Commercial Corporation:
  (Acquired 5/26/99; Cost $2,001,398) (b)                                        2,043,000       4.92    10/22/99     2,028,760
  (Acquired 7/06/99; Cost $6,345,648) (b)                                        6,425,000       5.17     9/30/99     6,398,242
  (Acquired 7/13/99; Cost $2,568,201) (b)                                        2,600,000       5.18    10/06/99     2,586,906
  (Acquired 8/31/99; Cost $6,969,832) (b)                                        7,000,000       5.35     9/29/99     6,970,872
General Electric Capital Corporation                                             5,900,000       4.77    10/22/99     5,860,131
                                                                                15,600,000       5.10    10/29/99    15,471,820
General Motors Acceptance Corporation                                           15,500,000       5.15    10/08/99    15,417,958
                                                                                 5,000,000       5.41     2/04/00     4,882,783
Goldman Sachs Group LP                                                           8,000,000       4.82    11/05/99     7,930,378
Greenwich Funding Corporation:
  (Acquired 8/20/99; Cost $4,089,176) (b)                                        4,100,000       5.28     9/07/99     4,096,392
  (Acquired 8/23/99; Cost $4,582,988) (b)                                        4,604,000       5.30     9/23/99     4,589,088
Greyhawk Funding LLC (Acquired 4/12/99; Cost $1,592,326) (b)                     1,626,000       4.81     9/14/99     1,623,176
Gulf Coast Waste Disposal Authority PCR                                          5,000,000       5.22    10/04/99     5,000,000
Halifax PLC                                                                      2,000,000       4.90    10/01/99     1,991,833
Harley-Davidson Funding Corporation (Acquired 8/23/99; Cost $4,401,543) (b)      4,450,000       5.37    11/04/99     4,407,517
Heller Financial, Inc.                                                           3,000,000       5.30     9/22/99     2,990,725
                                                                                 6,000,000       5.30     9/23/99     5,980,567
Henkel Corporation (Acquired 6/25/99; Cost $1,949,061) (b)                       2,000,000       5.30    12/15/99     1,969,083
ING America Insurance Holdings, Inc.                                             5,100,000       5.05    10/25/99     5,061,342
                                                                                 3,800,000       5.19    11/04/99     3,764,939
                                                                                 8,400,000       5.30     9/21/99     8,375,267
IPALCO Enterprises:
  (Acquired 8/06/99; Cost $13,420,358) (b)                                      13,500,000       5.18     9/16/99    13,470,863
  (Acquired 8/10/99; Cost $2,226,709) (b)                                        2,240,000       5.21     9/20/99     2,233,841
  (Acquired 8/19/99; Cost $5,971,840) (b)                                        6,000,000       5.28     9/21/99     5,982,400
Johnson & Johnson (Acquired 5/20/99; Cost $13,297,564) (b)                      13,550,000       4.86    10/05/99    13,487,806
K2 USA LLC:
  (Acquired 6/03/99; Cost $8,194,793) (b)                                        8,300,000       4.96     9/03/99     8,297,713
  (Acquired 7/09/99; Cost $4,941,725) (b)                                        5,000,000       5.18     9/28/99     4,980,575
KZH-KMS Corporation (Acquired 8/06/99; Cost $1,195,329) (b)                      1,200,000       5.19     9/02/99     1,199,827

------------------------------------------------------------------------------------------------------------------------------------
                                          STRONG HERITAGE MONEY FUND (continued)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Kitty Hawk Funding Corporation:
  (Acquired 3/25/99; Cost $2,932,643) (b)                                      $ 3,000,000       4.84%    9/08/99   $ 2,997,177
  (Acquired 3/22/99; Cost $1,950,860) (b)                                        2,000,000       4.86     9/20/99     1,994,870
  (Acquired 8/05/99; Cost $2,294,070) (b)                                        2,303,000       5.17     9/01/99     2,303,000
  (Acquired 8/10/99; Cost $2,003,265) (b)                                        2,012,000       5.21     9/09/99     2,009,671
Knight Ridder, Inc. (Acquired 8/11/99; Cost $5,962,733) (b)                      6,000,000       5.20     9/23/99     5,980,933
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $11,082,646) (b)                                     11,500,000       4.88     9/03/99    11,496,885
  (Acquired 8/20/99; Cost $4,641,352) (b)                                        4,650,000       5.15     9/02/99     4,649,335
Leland Stanford, Jr. University                                                  3,325,000       4.85     9/10/99     3,320,968
                                                                                11,000,000       5.35     2/08/00    10,738,444
Lexington Parker Capital Corporation:
  (Acquired 8/05/99; Cost $9,138,654) (b)                                        9,185,000       5.19     9/09/99     9,174,407
  (Acquired 8/12/99; Cost $6,970,396) (b)                                        7,000,000       5.25     9/10/99     6,990,813
Lloyds Bank PLC                                                                 15,000,000       4.78    10/18/99    14,906,392
                                                                                 5,000,000       5.25    12/29/99     4,913,229
Market Street Funding Corporation:
  (Acquired 7/22/99; Cost $9,938,725) (b)                                       10,000,000       5.13     9/03/99     9,997,150
  (Acquired 8/03/99; Cost $6,571,565) (b)                                        6,600,000       5.17     9/02/99     6,599,052
  (Acquired 8/24/99; Cost $5,278,813) (b)                                        5,300,000       5.33     9/20/99     5,285,091
Marshall & Ilsley Corporation                                                   16,000,000       5.37    10/20/99    15,883,053
                                                                                 4,000,000       5.37    10/21/99     3,970,167
Martin Marietta Materials, Inc.:
  (Acquired 8/25/99; Cost $8,946,500) (b)                                        9,000,000       5.35    10/04/99     8,955,863
  (Acquired 8/26/99; Cost $2,994,600) (b)                                        3,000,000       5.40     9/07/99     2,997,300
Minolta Corporation                                                              8,000,000       5.35    10/14/99     7,948,878
Mobil Oil Corporation Employee Stock Ownership Plan Trust
  (Acquired 8/27/99; Cost $18,454,404) (b)                                      19,000,000       5.68     2/29/00    18,457,402
JP Morgan & Company, Inc.                                                        3,000,000       4.80    10/12/99     2,983,600
                                                                                 6,500,000       4.83    12/10/99     6,412,792
                                                                                12,300,000       5.25     9/24/99    12,258,744
National Fuel Gas Company                                                        5,000,000       5.35     9/13/99     4,991,083
Nationwide Building Society                                                     12,000,000       4.83     9/08/99    11,988,730
                                                                                 8,500,000       4.84    11/17/99     8,412,006
New York Life Capital Corporation:
  (Acquired 3/09/99; Cost $12,820,986) (b)                                      13,300,000       4.82    12/03/99    13,134,393
  (Acquired 6/02/99; Cost $7,995,000) (b)                                        8,200,000       5.00    11/29/99     8,098,639
Oakland-Alameda County, California Coliseum Authority                           12,150,000       5.35     9/22/99    12,150,000
Oklahoma State Industrial Finance Authority                                      4,970,000       5.30    11/01/99     4,970,000
Old Line Funding Corporation (Acquired 7/20/99; Cost $7,378,445) (b)             7,425,000       5.13     9/02/99     7,423,942
Peacock Funding Corporation:
  (Acquired 6/04/99 - 8/17/99; Cost $14,911,797) (b)                            15,118,000       5.13    10/07/99    15,040,377
  (Acquired 6/03/99 - 8/17/99; Cost $5,603,378) (b)                              5,682,000       5.14    10/12/99     5,648,754
Pitney Bowes Credit Corporation                                                     77,800       4.95   Upon Demand      77,800
Prudential Finance Jersey, Ltd.                                                 12,600,000       4.84     9/17/99    12,572,896
Questar Corporation:
  (Acquired 8/17/99; Cost $8,885,436) (b)                                        8,950,000       5.30    10/05/99     8,905,200
  (Acquired 8/25/99; Cost $4,070,808) (b)                                        4,100,000       5.34    10/12/99     4,075,065
E.W. Scripps Company (Acquired 7/09/99; Cost $9,862,933) (b)                    10,000,000       5.14    10/13/99     9,940,033
Sigma Finance, Inc.:
  (Acquired 4/15/99; Cost $3,902,327) (b)                                        4,000,000       4.83    10/14/99     3,976,923
  (Acquired 6/16/99; Cost $809,197) (b)                                            820,000       5.10     9/17/99       818,141
  (Acquired 7/12/99; Cost $10,277,289) (b)                                      10,420,000       5.19    10/15/99    10,353,902
  (Acquired 6/28/99; Cost $3,631,256) (b)                                        3,680,000       5.24     9/27/99     3,666,073
Society of New York Hospital Fund, Inc.                                          3,500,000       4.98    11/16/99     3,463,203
                                                                                 4,100,000       5.17    10/04/99     4,080,569
Spintab-Swedmortgage AB                                                         18,000,000       4.82    11/15/99    17,819,250
Star Banc Corporation (Acquired 8/18/99; Cost $9,120,701) (b)                    9,200,000       5.35    10/15/99     9,139,842
Stellar Funding Group, Inc.:
  (Acquired 8/09/99; Cost $9,955,222) (b)                                       10,000,000       5.20     9/09/99     9,988,444
  (Acquired 8/04/99; Cost $4,929,903) (b)                                        4,950,000       5.22     9/01/99     4,950,000
  (Acquired 8/20/99; Cost $1,717,792) (b)                                        1,726,000       5.35     9/21/99     1,720,870
  (Acquired 8/31/99; Cost $4,978,371) (b)                                        5,000,000       5.37     9/29/99     4,979,117
Sunshine State Governmental Financing Commission                                10,600,000       5.16     9/13/99    10,581,768
Swiss RE Financial Products Corporation
 (Acquired 8/13/99; Cost $20,125,917) (b)                                       20,687,000       5.71     1/31/00    20,188,259

                                                                                                                             31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                       August 31, 1999 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                              STRONG HERITAGE MONEY FUND (continued)

                                                                                 Principal     Yield to   Maturity      Amortized
                                                                                  Amount       Maturity   Date (d)     Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Triple-A One Funding Corporation (Acquired 5/26/99; Cost $5,174,100) (b)       $ 5,250,000       4.91%    9/09/99       $5,244,272
Tulip Funding Corporation:
  (Acquired 6/07/99; Cost $4,403,467) (b)                                        4,460,000       4.96     9/07/99        4,456,313
  (Acquired 7/14/99; Cost $7,128,930) (b)                                        7,200,000       5.15     9/21/99        7,179,400
UBS Finance, Inc.                                                                2,300,000       4.75    12/15/99        2,268,135
Unifunding, Inc.                                                                15,300,000       5.17    10/12/99       15,209,913
                                                                                 4,585,000       5.18    10/04/99        4,563,229
Victory Receivables Corporation:
  (Acquired 8/04/99; Cost $15,487,472) (b)                                      15,550,000       5.17     9/01/99       15,550,000
  (Acquired 8/05/99; Cost $4,976,304) (b)                                        5,000,000       5.17     9/07/99        4,995,692
Vodafone Airtouch PLC (Acquired 8/19/99; Cost $14,086,897) (b)                  14,200,000       5.31    10/12/99       14,114,126
Warner Lambert Company                                                              53,600       4.94   Upon Demand         53,600
Westpac Capital Corporation                                                      3,300,000       4.82    11/05/99        3,271,281
Windmill Funding Corporation:
  (Acquired 8/03/99; Cost $4,369,037) (b)                                        4,400,000       5.17     9/21/99        4,387,362
  (Acquired 7/12/99; Cost $11,179,102) (b)                                      11,500,000       5.43     1/13/00       11,267,566
Wisconsin Electric Power Company                                                    34,900       4.94   Upon Demand         34,900
Wood Street Funding Corporation:
  (Acquired 6/18/99; Cost $3,029,967) (b)                                        3,065,000       5.08     9/07/99        3,062,405
  (Acquired 7/12/99; Cost $5,932,920) (b)                                        6,000,000       5.16     9/28/99        5,976,780
  (Acquired 8/27/99; Cost $3,022,882) (b)                                        3,026,000       5.30     9/03/99        3,025,109
  (Acquired 8/27/99; Cost $3,622,303) (b)                                        3,633,000       5.30     9/16/99        3,624,977
Yorkshire Building Society                                                       2,900,000       5.19     9/02/99        2,899,582
                                                                                14,000,000       5.30    10/12/99       13,915,494
                                                                                 3,550,000       5.78     1/20/00        3,469,634
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                               1,221,834,006
------------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 0.8%
LaSalle National Bank, Chicago, Illinois Short-Term Bank Notes,
 Tranche 00305, 5.75%                                                           12,000,000       5.75     2/04/00       12,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                             12,000,000
------------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 4.1%
Alabama State IDA IDR - Tee Jays Manufacturing Company, Inc. Project             1,350,000       5.45     9/02/99        1,350,000
Aurora, Kane & DuPage Counties, Illinois IDR                                     2,900,000       5.41     9/02/99        2,900,000
Botsford General Hospital Revenue                                                4,400,000       5.40     9/01/99        4,400,000
Galliano Marine Services, Inc.                                                   4,620,000       5.45     9/02/99        4,620,000
KinderCare Learning Centers, Inc.                                                4,500,000       5.49     9/01/99        4,500,000
Kings Glen Apartments LLC                                                        3,298,000       5.45     9/02/99        3,298,000
Mississippi Business Finance Corporation IDR - GE Plastics Project               2,500,000       5.17     9/01/99        2,500,000
New Jersey EDA EDR - MSNBC/CNBC                                                  8,600,000       5.17     9/01/99        8,600,000
New Jersey Sports & Exposition Authority
 Sports Complex Subordinated Refunding Revenue                                   2,000,000       5.29     9/01/99        2,000,000
Northchase Apartments LLC                                                        5,000,000       5.45     9/02/99        5,000,000
Radiation Oncology Partners LLP                                                  2,675,000       5.45     9/02/99        2,675,000
Thayer Properties LLC                                                            2,990,000       5.45     9/02/99        2,990,000
Tifton Mall, Inc.                                                                4,665,000       5.45     9/02/99        4,665,000
WLB, LLC                                                                        10,000,000       5.45     9/02/99       10,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                   59,498,000
------------------------------------------------------------------------------------------------------------------------------------

United States Government and Agency Issues 11.1%
Federal Home Loan Bank Notes:
  5.00%, Due 10/27/99                                                           21,000,000       5.01    10/27/99       20,999,678
  5.00%, Due 1/28/00                                                            17,000,000       5.00     1/28/00       17,000,000
  5.00%, Due 2/24/00                                                             6,000,000       5.02     2/24/00        5,999,421
  5.03%, Due 10/29/99                                                           25,000,000       5.03    10/29/99       25,000,000
  5.05%, Due 2/25/00                                                            23,000,000       5.05     2/25/00       23,000,000
  5.08%, Due 3/03/00                                                            18,500,000       5.08     3/03/00       18,500,000
  5.10%, Due 3/08/00                                                            18,500,000       5.10     3/08/00       18,500,000
  5.14%, Due 3/08/00                                                            18,200,000       5.14     3/08/00       18,200,000
Federal National Mortgage Association Medium-Term Notes, 5.04%, Due 2/23/00     16,000,000       5.02     2/23/00       16,001,458
------------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                       163,200,557
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                               1,469,530,492
Other Assets and Liabilities, Net 0.0%                                                                                    (408,868)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $1,469,121,624
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

32
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
------------------------------------------------------------------------------------------------------------------------------------
                                                 STRONG INVESTORS MONEY FUND

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.8%
Royal Bank of Canada, 5.15%                                                     $3,000,000       5.12%    3/21/00    $2,999,522
------------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                         2,999,522
------------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 90.0%
Abbey National North America Corporation                                         2,045,000       5.07    12/07/99     2,017,064
Alliance & Leicester PLC:
  (Acquired 4/14/99; Cost $1,658,575) (b)                                        1,700,000       4.82    10/13/99     1,690,440
  (Acquired 6/21/99; Cost $1,466,590) (b)                                        1,500,000       5.14    11/24/99     1,482,010
AlliedSignal, Inc.:
  (Acquired 7/12/99; Cost $2,413,750) (b)                                        2,500,000       5.40     2/28/00     2,432,500
  (Acquired 7/13/99; Cost $2,413,375) (b)                                        2,500,000       5.40     2/29/00     2,432,125
Alpine Securitization Corporation (Acquired 8/20/99; Cost $3,981,813) (b)        4,000,000       5.28     9/20/99     3,988,853
Aon Corporation                                                                  1,500,000       5.21     9/08/99     1,498,480
Ascot Capital Corporation (Acquired 7/09/99; Cost $4,831,478) (b)                4,900,000       5.19    10/14/99     4,869,624
Atlantis One Funding Corporation                                                 1,000,000       4.82     9/01/99     1,000,000
Avon Capital Corporation (Acquired 8/24/99; Cost $4,360,242) (b)                 4,375,000       5.28     9/16/99     4,365,375
BP America, Inc. Branch                                                          3,025,000       5.33     2/07/00     2,953,789
Banco Bradesco SA Grand Cayman Branch, Series A                                  1,700,000       5.22    12/20/99     1,672,885
BankAmerica Corporation                                                          3,000,000       4.83    11/09/99     2,972,228
Barton Capital Corporation:
  (Acquired 7/07/99; Cost $2,330,838) (b)                                        2,350,000       5.15     9/02/99     2,349,664
  (Acquired 8/09/99; Cost $2,787,867) (b)                                        2,800,000       5.20     9/08/99     2,797,169
Bavaria Universal Funding Corporation (Acquired 5/21/99; Cost $2,605,524) (b)    2,675,000       5.00    11/24/99     2,643,792
Beta Finance, Inc. (Acquired 3/09/99; Cost $1,365,342) (b)                       1,400,000       4.87     9/08/99     1,398,674
Blue Ridge Asset Funding Corporation (Acquired 6/16/99; Cost $2,240,679) (b)     2,270,000       5.11     9/15/99     2,265,489
British Gas Capital, Inc.                                                        3,000,000       5.30     9/17/99     2,992,933
Broadway Capital Corporation:
  (Acquired 8/05/99; Cost $1,293,803) (b)                                        1,300,000       5.20     9/07/99     1,298,873
  (Acquired 8/31/99; Cost $3,256,830) (b)                                        3,270,000       5.37     9/27/99     3,257,318
CBA Delaware Finance, Inc.                                                       1,000,000       4.86    12/10/99       986,500
CSC Enterprises                                                                  3,000,000       5.18     9/09/99     2,996,547
Calcot, Ltd.                                                                     1,500,000       5.36     9/27/99     1,494,193
                                                                                 2,000,000       5.40     9/24/99     1,993,100
California PCFA Environmental Improvement Revenue
 (Acquired 8/11/99; Cost $4,000,000) (b)                                         4,000,000       5.25     9/03/99     4,000,000
Centric Capital Corporation:
  (Acquired 5/26/99; Cost $1,268,150) (b)                                        1,300,000       4.90    11/22/99     1,285,491
  (Acquired 7/28/99; Cost $1,209,374) (b)                                        1,220,000       5.14     9/27/99     1,215,471
  (Acquired 8/09/99; Cost $1,991,622) (b)                                        2,000,000       5.20     9/07/99     1,998,267
Certain Funding Corporation:
  (Acquired 8/10/99; Cost $2,065,673) (b)                                        2,075,000       5.22     9/10/99     2,072,292
  (Acquired 8/20/99; Cost $3,151,663) (b)                                        3,183,000       5.37    10/25/99     3,157,361
Cogentrix of Richmond, Inc.                                                      4,000,000       5.28     9/23/99     3,987,093
                                                                                 1,088,000       5.30     9/16/99     1,085,597
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                       1,100,000       5.00    10/27/99     1,091,444
                                                                                 1,700,000       5.20    10/01/99     1,692,633
                                                                                 1,000,000       5.35     9/27/99       996,136
                                                                                 1,500,000       5.37    10/18/99     1,489,484
  Series B                                                                       1,750,000       5.00    11/10/99     1,732,986
                                                                                 1,000,000       5.20    10/01/99       995,667
                                                                                 1,000,000       5.20    10/12/99       994,078
                                                                                 1,000,000       5.35     9/03/99       999,703
Credit Suisse First Boston, Inc. (Acquired 8/13/99; Cost $3,885,800) (b)         4,000,000       5.71     2/09/00     3,897,854
                                                                                 2,300,000       5.27    10/06/99     2,288,216
Delaware Funding Corporation (Acquired 8/20/99; Cost $1,647,113) (b)             1,650,000       5.25     9/01/99     1,650,000
Deutsche Bank Financial, Inc.                                                    3,200,000       5.04    12/02/99     3,158,784
Edison Asset Securitization LLC:
  (Acquired 5/20/99; Cost $683,128) (b)                                            700,000       4.93    11/12/99       693,098
  (Acquired 7/13/99; Cost $988,863) (b)                                          1,000,000       5.14     9/29/99       996,002
  (Acquired 7/02/99; Cost $1,602,335) (b)                                        1,640,000       5.20    12/08/99     1,616,785
Emerson Electric Company                                                         2,500,000       5.31     2/03/00     2,442,844

                                                                                                                             33

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
SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                          STRONG INVESTORS MONEY FUND (CONTINUED)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Funding Corporation:
  (Acquired 7/27/99; Cost $1,586,979) (b)                                       $1,600,000       5.14%    9/22/99    $1,595,203
  (Acquired 8/03/99; Cost $2,250,588) (b)                                        2,260,000       5.17     9/01/99     2,260,000
  (Acquired 8/10/99; Cost $1,024,541) (b)                                        1,029,000       5.20     9/09/99     1,027,811
Equilon Enterprise LLC                                                           2,100,000       5.70     2/10/00     2,046,135
FPL Group Capital, Inc.:
  (Acquired 7/20/99; Cost $3,351,809) (b)                                        3,450,000       5.45     1/24/00     3,374,268
  (Acquired 8/23/99; Cost $1,772,326) (b)                                        1,820,000       5.75     2/03/00     1,774,942
Fina Oil & Chemical Company:
  (Acquired 8/11/99; Cost $1,893,939) (b)                                        1,900,000       5.22     9/02/99     1,899,725
  (Acquired 8/20/99; Cost $1,986,379) (b)                                        2,000,000       5.33    10/05/99     1,989,932
  (Acquired 8/25/99; Cost $991,960) (b)                                          1,000,000       5.36    10/18/99       993,002
First Data Corporation                                                           1,110,000       5.17    12/14/99     1,093,422
Ford Motor Credit Company                                                          650,000       5.15    11/19/99       642,654
                                                                                 2,650,000       5.30     9/30/99     2,638,686
                                                                                 2,000,000       5.37     2/14/00     1,950,477
Formosa Plastics Corporation USA                                                 2,840,000       5.00    10/04/99     2,826,983
                                                                                 4,800,000       5.18    11/29/99     4,738,531
Fountain Square Commercial Corporation:
  (Acquired 5/12/99; Cost $1,762,205) (b)                                        1,806,000       4.85    11/08/99     1,789,455
  (Acquired 5/26/99; Cost $553,052) (b)                                            567,000       4.92    11/22/99       560,646
  (Acquired 7/06/99; Cost $1,876,807) (b)                                        1,900,000       5.17     9/29/99     1,892,360
General Electric Capital Corporation                                             1,700,000       5.10    10/29/99     1,686,032
General Motors Acceptance Corporation                                            1,000,000       5.15    10/08/99       994,707
                                                                                 1,040,000       5.15    12/09/99     1,025,271
                                                                                 2,860,000       5.41     2/04/00     2,792,952
Goldman Sachs Group LP                                                           1,870,000       4.80    10/14/99     1,859,279
Gulf Coast IDA Environmental Facilities Revenue                                  1,900,000       5.16    10/13/99     1,900,000
Gulf Coast Waste Disposal Authority PCR                                          1,900,000       5.22    10/04/99     1,900,000
Halifax PLC                                                                      3,000,000       4.90    10/01/99     2,987,750
Heller Financial, Inc.                                                           3,000,000       5.30     9/23/99     2,990,283
Henkel Corporation:
  (Acquired 8/17/99; Cost $2,980,200) (b)                                        3,000,000       5.28    10/01/99     2,986,800
  (Acquired 6/25/99; Cost $1,949,061) (b)                                        2,000,000       5.30    12/15/99     1,969,083
ING America Insurance Holdings, Inc.                                             2,500,000       5.30     9/21/99     2,492,639
IPALCO Enterprises:
  (Acquired 8/06/99; Cost $596,460) (b)                                            600,000       5.18     9/16/99       598,705
  (Acquired 8/19/99; Cost $4,378,704) (b)                                        4,400,000       5.28     9/21/99     4,387,093
K2 USA LLC (Acquired 6/03/99; Cost $1,678,452) (b)                               1,700,000       4.96     9/03/99     1,699,532
KZH-KMS Corporation (Acquired 8/06/99; Cost $996,108) (b)                        1,000,000       5.19     9/02/99       999,856
Kitty Hawk Funding Corporation:
  (Acquired 3/22/99; Cost $1,463,145) (b)                                        1,500,000       4.86     9/20/99     1,496,153
  (Acquired 7/27/99; Cost $1,983,751) (b)                                        1,994,000       5.14     9/01/99     1,994,000
  (Acquired 8/10/99; Cost $995,658) (b)                                          1,000,000       5.21     9/09/99       998,842
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $963,708) (b)                                         1,000,000       4.88     9/03/99       999,729
  (Acquired 8/20/99; Cost $2,994,421) (b)                                        3,000,000       5.15     9/02/99     2,999,571
Lexington Parker Capital Corporation (Acquired 8/12/99; Cost $4,978,854) (b)     5,000,000       5.25     9/10/99     4,993,438
Lloyds Bank PLC                                                                  2,800,000       4.78    10/18/99     2,782,526
                                                                                 1,900,000       5.25    12/29/99     1,867,027
Market Street Funding Corporation:
  (Acquired 7/22/99; Cost $1,987,745) (b)                                        2,000,000       5.13     9/03/99     1,999,430
  (Acquired 8/03/99; Cost $2,240,306) (b)                                        2,250,000       5.17     9/02/99     2,249,677
                                                                                 4,400,000       5.37    10/20/99     4,367,840
Marshall & Ilsley Corporation                                                    1,000,000       5.37    10/21/99       992,542
Martin Marietta Materials, Inc.:
  (Acquired 8/25/99; Cost $4,373,844) (b)                                        4,400,000       5.35    10/04/99     4,378,422
  (Acquired 8/27/99; Cost $993,850) (b)                                          1,000,000       5.40    10/07/99       994,600
Minolta Corporation                                                              3,000,000       5.35    10/14/99     2,980,829
Mobil Oil Corporation Employee Stock Ownership Plan Trust
  (Acquired 8/27/99 - 8/31/99; Cost $4,856,422) (b)                              5,000,000       5.68     2/29/00     4,857,211
Monsanto Company (Acquired 8/24/99; Cost $4,958,042) (b)                         5,000,000       5.30    10/20/99     4,963,931
JP Morgan & Company, Inc.                                                        2,500,000       4.83    12/10/99     2,466,458
                                                                                 2,800,000       5.25     9/24/99     2,790,608


34
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
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG INVESTORS MONEY FUND (CONTINUED)

                                                                                 Principal     Yield to  Maturity     Amortized
                                                                                  Amount       Maturity  Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Company                                                       $2,000,000       4.83%    9/08/99  $  1,998,122
                                                                                 3,000,000       5.35     9/13/99     2,994,650
Nationwide Building Society                                                      2,000,000       4.84    11/17/99     1,979,296
New York Life Capital Corporation:
  (Acquired 3/09/99; Cost $2,313,561) (b)                                        2,400,000       4.82    12/03/99     2,370,116
  (Acquired 6/02/99; Cost $2,242,500) (b)                                        2,300,000       5.00    11/29/99     2,271,569
Oakland-Alameda County, California Coliseum Authority                            4,000,000       5.35     9/22/99     4,000,000
Oklahoma State Industrial Finance Authority                                      3,100,000       5.30    11/01/99     3,100,000
Peacock Funding Corporation:
  (Acquired 6/03/99; Cost $2,660,594) (b)                                        2,710,000       5.01    10/12/99     2,694,537
  (Acquired 7/09/99; Cost $789,620) (b)                                            800,000       5.19    10/07/99       795,848
  (Acquired 8/19/99; Cost $1,736,972) (b)                                        1,750,000       5.36    10/08/99     1,740,359
Pitney Bowes Credit Corporation                                                    779,700       4.95  Upon Demand      779,700
Prudential Finance Jersey, Ltd.                                                  3,400,000       4.84     9/17/99     3,392,686
Questar Corporation:
  (Acquired 8/25/99; Cost $2,284,989) (b)                                        2,300,000       5.34    10/08/99     2,287,377
  (Acquired 8/25/99; Cost $2,085,048) (b)                                        2,100,000       5.34    10/12/99     2,087,228
E.W. Scripps Company (Acquired 7/09/99; Cost $3,945,173) (b)                     4,000,000       5.14    10/13/99     3,976,013
Sigma Finance, Inc.:
  (Acquired 3/04/99; Cost $1,421,935) (b)                                        1,460,000       4.94     9/10/99     1,458,197
  (Acquired 7/12/99; Cost $2,071,239) (b)                                        2,100,000       5.19    10/15/99     2,086,679
  (Acquired 6/28/99; Cost $1,322,251) (b)                                        1,340,000       5.24     9/27/99     1,334,929
Society of New York Hospital Fund, Inc.                                          3,000,000       4.98    11/16/99     2,968,460
                                                                                 1,900,000       5.17    10/04/99     1,890,995
Spintab-Swedmortgage AB                                                          3,000,000       4.84     9/17/99     2,993,547
Star Banc Corporation (Acquired 8/17/99 - 8/18/99; Cost $5,253,946) (b)          5,300,000       5.35    10/15/99     5,265,344
Stellar Funding Group, Inc.:
  (Acquired 7/13/99 - 8/19/99; Cost $4,020,386) (b)                              4,065,000       5.23    10/06/99     4,044,344
  (Acquired 8/27/99; Cost $1,294,011) (b)                                        1,300,000       5.35     9/27/99     1,294,977
Sunshine State Governmental Financing Commission                                 3,600,000       5.14     9/16/99     3,592,290
                                                                                 1,400,000       5.16     9/13/99     1,397,592
Swiss RE Financial Products Corporation (Acquired 8/13/99; Cost $4,134,729) (b)  4,250,000       5.71     1/31/00     4,147,537
Triple-A One Funding Corporation (Acquired 8/03/99; Cost $2,410,798) (b)         2,423,000       5.18     9/07/99     2,420,908
Tulip Funding Corporation (Acquired 7/08/99 - 7/14/99; Cost $4,947,900) (b)      5,000,000       5.15     9/21/99     4,985,694
UBS Finance, Inc.                                                                2,000,000       4.89    12/13/99     1,972,018
Unifunding, Inc.                                                                 1,000,000       5.17    10/12/99       994,112
Victory Receivables Corporation:
  (Acquired 8/04/99; Cost $3,087,535) (b)                                        3,100,000       5.17     9/01/99     3,100,000
  (Acquired 8/09/99; Cost $1,991,027) (b)                                        2,000,000       5.21     9/09/99     1,997,684
Vodafone Airtouch PLC (Acquired 8/19/99; Cost $3,472,123) (b)                    3,500,000       5.31    10/12/99     3,478,834
Warner Lambert Company                                                             104,200       4.94  Upon Demand      104,200
Westpac Capital Corporation                                                      1,000,000       4.82    11/05/99       991,297
Windmill Funding Corporation:
  (Acquired 7/27/99; Cost $812,741) (b)                                            820,000       5.14     9/27/99       816,956
  (Acquired 8/03/99; Cost $1,270,993) (b)                                        1,280,000       5.17     9/21/99     1,276,324
  (Acquired 7/12/99; Cost $2,916,288) (b)                                        3,000,000       5.43     1/13/00     2,939,365
Wisconsin Electric Power Company                                                    72,100       4.94  Upon Demand       72,100
Wood Street Funding Corporation:
  (Acquired 6/18/99; Cost $1,977,140) (b)                                        2,000,000       5.08     9/07/99     1,998,307
  (Acquired 7/12/99; Cost $2,867,578) (b)                                        2,900,000       5.16     9/28/99     2,888,777
Yorkshire Building Society                                                         500,000       5.19     9/02/99       499,928
                                                                                 4,750,000       5.78     1/20/00     4,642,468
------------------------------------------------------------------------------------------------------------------------------------
Total Commerical Paper                                                                                              329,045,323
------------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 1.1%
LaSalle National Bank, Chicago, Illinois
 Short-Term Bank Notes, Tranche 00305, 5.75%                                     3,000,000       5.75     2/04/00     3,000,000
Merrill Lynch & Company, Inc. Medium-Term Notes, Tranche 00507, 6.06%            1,000,000       6.06     9/27/99     1,000,316
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                           4,000,316
------------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 1.7%
Botsford General Hospital Revenue                                                2,000,000       5.40     2/15/27     2,000,000
Concrete Company                                                                 1,435,000       5.45     7/01/48     1,435,000
Kings Glen Apartments LLC                                                        1,241,000       5.45     6/01/28     1,241,000
Northchase Apartments LLC                                                          800,000       5.45    12/01/28       800,000

                                                                                                                                 35

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                          STRONG INVESTORS MONEY FUND (CONTINUED)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Radiation Oncology Partners LLP                                                 $  880,000        5.45%   8/01/18   $    880,000
------------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  6,356,000
------------------------------------------------------------------------------------------------------------------------------------

United States Government and Agency Issues 6.6%
Federal Home Loan Bank Notes:
  5.00%, Due 10/27/99                                                            2,000,000        5.01   10/27/99      1,999,970
  5.00%, Due 1/28/00                                                             3,000,000        5.00    1/28/00      3,000,000
  5.00%, Due 2/24/00                                                             2,000,000        5.02    2/24/00      1,999,807
  5.03%, Due 10/29/99                                                            1,500,000        5.03   10/29/99      1,500,000
  5.05%, Due 2/25/00                                                             4,000,000        5.05    2/25/00      4,000,000
  5.08%, Due 3/03/00                                                             3,000,000        5.08    3/03/00      3,000,000
  5.12%, Due 3/08/00                                                             6,600,000        5.12    3/08/00      6,600,000
Federal National Mortgage Association Medium-Term Notes, 5.04%, Due 2/23/00      2,000,000        5.02    2/23/00      2,000,182
------------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                      24,099,959
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.2%                                                                               366,501,120
Other Assets and Liabilities, Net (0.2%)                                                                                (701,757)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $365,799,363
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  STRONG MONEY MARKET FUND

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.7%
Royal Bank of Canada, 5.15%                                                    $14,000,000       5.18%    3/21/00   $13,997,770
------------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                        13,997,770
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 83.4%
AESOP Funding Corporation:
  (Acquired 8/24/99; Cost $19,677,945) (b)                                      19,850,000       5.38    10/21/99    19,701,676
  (Acquired 8/31/99; Cost $8,577,340) (b)                                        8,650,000       5.40    10/26/99     8,578,638
Abbey National North America Corporation                                         8,255,000       5.07    12/07/99     8,142,230
Alliance & Leicester PLC:
  (Acquired 4/14/99; Cost $12,975,909) (b)                                      13,300,000       4.82    10/13/99    13,225,210
  (Acquired 5/21/99; Cost $9,749,750) (b)                                       10,000,000       4.95    11/19/99     9,891,375
AlliedSignal, Inc.:
  (Acquired 7/12/99; Cost $6,159,890) (b)                                        6,380,000       5.40     2/28/00     6,207,740
  (Acquired 7/13/99; Cost $7,240,125) (b)                                        7,500,000       5.40     2/29/00     7,296,375
Alpine Securitization Corporation:
  (Acquired 8/20/99; Cost $13,438,620) (b)                                      13,500,000       5.28     9/20/99    13,462,380
  (Acquired 8/18/99; Cost $2,613,183) (b)                                        2,624,000       5.30     9/15/99     2,618,592
  (Acquired 8/26/99; Cost $10,083,026) (b)                                      10,125,000       5.33     9/23/99    10,092,021
American Home Products Corporation (Acquired 5/21/99; Cost $6,506,060) (b)       6,600,000       4.88     9/03/99     6,598,211
American Honda Finance Corporation                                              17,000,000       5.30    10/13/99    16,894,883
Ascot Capital Corporation (Acquired 7/09/99; Cost $23,269,974) (b)              23,600,000       5.19    10/14/99    23,453,700
Atlantis One Funding Corporation                                                 5,450,000       4.82     9/01/99     5,450,000
Avon Capital Corporation (Acquired 8/24/99; Cost $12,532,580) (b)               12,575,000       5.28     9/16/99    12,547,335
BP America, Inc.                                                                25,575,000       5.33     2/07/00    24,972,943
Banco Bradesco SA Grand Cayman Branch, Series A                                 21,300,000       5.22    12/20/99    20,960,265
BankAmerica Corporation                                                         20,000,000       4.83    11/09/99    19,814,850
Barton Capital Corporation:
  (Acquired 7/07/99; Cost $9,108,120) (b)                                        9,183,000       5.15     9/02/99     9,181,686
  (Acquired 8/09/99; Cost $3,454,963) (b)                                        3,470,000       5.20     9/08/99     3,466,491
  (Acquired 8/27/99; Cost $11,176,698) (b)                                      11,200,000       5.35     9/10/99    11,185,020
Bavaria Universal Funding Corporation:
  (Acquired 5/21/99; Cost $5,868,517) (b)                                        6,025,000       5.00    11/24/99     5,954,708
  (Acquired 8/26/99; Cost $14,935,354) (b)                                      15,000,000       5.35     9/24/99    14,948,729
Beta Finance, Inc.:
  (Acquired 4/23/99; Cost $11,508,933) (b)                                      11,800,000       4.80    10/25/99    11,715,040
  (Acquired 3/12/99; Cost $2,730,214) (b)                                        2,800,000       4.85     9/13/99     2,795,473
  (Acquired 3/09/99; Cost $4,681,172) (b)                                        4,800,000       4.87     9/08/99     4,795,455

36
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
------------------------------------------------------------------------------------------------------------------------------------
                                          STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Ridge Asset Funding Corporation (Acquired 6/16/99; Cost $9,870,831) (b)   $10,000,000       5.11%    9/15/99   $ 9,980,128
British Gas Capital, Inc.                                                        7,000,000       5.30     9/17/99     6,983,511
Broadway Capital Corporation:
  (Acquired 8/05/99; Cost $2,509,880) (b)                                        2,523,000       5.20     9/10/99     2,519,720
  (Acquired 8/13/99; Cost $4,019,831) (b)                                        4,031,000       5.25     9/01/99     4,031,000
  (Acquired 8/20/99; Cost $4,487,413) (b)                                        4,500,000       5.30     9/08/99     4,495,363
  (Acquired 8/30/99; Cost $2,914,006) (b)                                        2,924,000       5.35     9/22/99     2,914,875
  (Acquired 8/31/99; Cost $9,812,321) (b)                                        9,852,000       5.37     9/27/99     9,813,791
CBA Delaware Finance, Inc.                                                      15,900,000       4.86    12/10/99    15,685,350
CSC Enterprises                                                                  8,500,000       5.18     9/09/99     8,490,216
                                                                                14,500,000       5.27    10/06/99    14,425,708
Calcot, Ltd.                                                                     2,000,000       5.30     9/10/99     1,997,350
                                                                                 4,500,000       5.36     9/27/99     4,482,580
California PCFA Environmental Improvement Revenue
 (Acquired 8/11/99; Cost $16,000,000) (b)                                       16,000,000       5.25     9/03/99    16,000,000
Centric Capital Corporation (Acquired 7/28/99; Cost $6,720,950) (b)              6,780,000       5.14     9/27/99     6,754,831
Certain Funding Corporation:
  (Acquired 8/10/99; Cost $14,534,373) (b)                                      14,600,000       5.22     9/10/99    14,580,947
  (Acquired 8/24/99; Cost $3,984,100) (b)                                        4,000,000       5.30     9/20/99     3,988,811
Cogentrix of Richmond, Inc.                                                     12,291,000       5.28     9/23/99    12,251,341
                                                                                 7,991,000       5.30     9/28/99     7,959,236
Cooperative Association Tractor Dealers, Inc.:
  Series A                                                                       1,686,000       5.17     9/22/99     1,680,915
                                                                                 5,150,000       5.35     9/27/99     5,130,101
                                                                                 2,000,000       5.36     9/24/99     1,993,151
                                                                                 2,000,000       5.36     9/29/99     1,991,662
                                                                                 1,300,000       5.37    10/18/99     1,290,886
  Series B                                                                       3,100,000       4.90     9/17/99     3,093,249
                                                                                 3,000,000       5.00    11/10/99     2,970,833
                                                                                 3,700,000       5.10     9/14/99     3,693,186
                                                                                 2,100,000       5.10     9/17/99     2,095,240
                                                                                 9,140,000       5.35     9/03/99     9,137,283
Credit Suisse First Boston, Inc. (Acquired 8/13/99; Cost $13,600,300) (b)       14,000,000       5.71     2/09/00    13,642,491
Credit Suisse First Boston International Guernsey, Ltd.
 (Acquired 7/09/99; Cost $4,844,175) (b)                                         5,000,000       5.42     2/01/00     4,884,825
Delaware Funding Corporation (Acquired 8/20/99; Cost $14,354,835) (b)           14,380,000       5.25     9/01/99    14,380,000
Deutsche Bank Financial, Inc.                                                    8,800,000       5.04    12/02/99     8,686,656
Edison Asset Securitization LLC:
  (Acquired 5/21/99; Cost $7,926,695) (b)                                        8,102,000       4.93    10/26/99     8,040,976
  (Acquired 5/20/99; Cost $2,439,744) (b)                                        2,500,000       4.93    11/12/99     2,475,350
  (Acquired 7/13/99; Cost $9,273,560) (b)                                        9,378,000       5.14     9/29/99     9,340,509
Emerson Electric Company                                                         6,500,000       5.31     2/03/00     6,351,394
Enterprise Funding Corporation:
  (Acquired 6/18/99; Cost $4,937,206) (b)                                        5,000,000       5.08     9/15/99     4,990,122
  (Acquired 8/03/99; Cost $1,472,840) (b)                                        1,479,000       5.17     9/01/99     1,479,000
  (Acquired 7/20/99; Cost $11,107,362) (b)                                      11,350,000       5.20    12/15/99    11,177,858
  (Acquired 8/24/99; Cost $5,386,976) (b)                                        5,420,000       5.35    10/04/99     5,393,419
Equilon Enterprises LLC                                                          8,900,000       5.28    10/08/99     8,851,703
                                                                                10,900,000       5.70     2/10/00    10,620,415
FPL Group Capital, Inc.:
  (Acquired 7/20/99; Cost $6,363,579) (b)                                        6,550,000       5.45     1/24/00     6,406,218
  (Acquired 7/22/99; Cost $9,712,361) (b)                                       10,000,000       5.45     1/28/00     9,774,431
  (Acquired 8/23/99; Cost $3,194,082) (b)                                        3,280,000       5.75     2/03/00     3,198,797
Fina Oil & Chemical Company:
  (Acquired 8/11/99; Cost $3,588,516) (b)                                        3,600,000       5.22     9/02/99     3,599,478
  (Acquired 8/20/99; Cost $5,959,137) (b)                                        6,000,000       5.33    10/05/99     5,969,797
Finans Funding Corporation I                                                     8,000,000       5.39     2/02/00     7,815,542
First Data Corporation                                                           5,200,000       5.30    10/05/99     5,173,971
Firstar Corporation (Acquired 8/17/99 - 8/18/99; Cost $10,409,124) (b)          10,500,000       5.35    10/15/99    10,431,342
Ford Motor Credit Company                                                        8,400,000       4.75    10/12/99     8,354,558
                                                                                 2,300,000       5.15    11/19/99     2,274,007
                                                                                13,125,000       5.37     2/14/00    12,800,003
Formosa Plastics Corporation USA                                                 2,000,000       5.00    10/04/99     1,990,833
                                                                                10,300,000       5.18    11/29/99    10,168,097
                                                                                 2,000,000       5.65     2/11/00     1,948,836

                                                                                                                             37

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                         STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Fountain Square Commercial Corporation:
  (Acquired 6/21/99; Cost $642,265) (b)                                        $   650,000       5.10%    9/13/99   $   648,895
  (Acquired 7/06/99; Cost $5,508,121) (b)                                        5,577,000       5.17     9/30/99     5,553,773
  (Acquired 7/06/99 - 8/31/99; Cost $12,702,035) (b)                            12,791,000       5.29     9/29/99    12,738,376
  (Acquired 8/30/99; Cost $1,145,898) (b)                                        1,150,000       5.35     9/23/99     1,146,240
General Electric Capital Corporation                                            18,750,000       4.86    11/18/99    18,552,563
                                                                                 6,700,000       5.10    11/01/99     6,642,101
General Motors Acceptance Corporation                                           17,810,000       5.15    10/08/99    17,715,731
                                                                                 4,650,000       5.15    12/09/99     4,584,144
                                                                                 2,140,000       5.41     2/04/00     2,089,831
Goldman Sachs Group LP                                                           8,130,000       4.80    10/14/99     8,083,388
                                                                                10,500,000       4.82    11/05/99    10,408,621
Greenwich Funding Corporation (Acquired 8/20/99; Cost $4,014,374) (b)            4,025,000       5.28     9/07/99     4,021,458
Greyhawk Funding LLC (Acquired 4/12/99; Cost $2,428,640) (b)                     2,480,000       4.81     9/14/99     2,475,692
Gulf Coast IDA Environmental Facilities Revenue                                  3,100,000       5.16    10/13/99     3,100,000
Gulf Coast Waste Disposal Authority PCR                                          7,120,000       5.22    10/04/99     7,120,000
Halifax PLC                                                                      5,000,000       4.80    10/01/99     4,980,000
                                                                                13,570,000       5.20    12/01/99    13,391,630
Harley-Davidson Funding Corporation (Acquired 8/23/99; Cost $8,654,720) (b)      8,750,000       5.37    11/04/99     8,666,467
Heller Financial, Inc.                                                           7,000,000       5.30     9/22/99     6,978,358
                                                                                 3,000,000       5.30     9/23/99     2,990,283
Henkel Corporation:
  (Acquired 8/17/99; Cost $3,576,240) (b)                                        3,600,000       5.28    10/01/99     3,584,160
  (Acquired 6/25/99; Cost $2,783,259) (b)                                        2,856,000       5.30    12/15/99     2,811,851
ING America Insurance Holdings, Inc.                                             8,000,000       5.20     9/27/99     7,969,956
                                                                                 7,100,000       5.20    10/25/99     7,044,620
                                                                                 3,000,000       5.30     9/21/99     2,991,167
IPALCO Enterprises:
  (Acquired 8/06/99; Cost $3,131,417) (b)                                        3,150,000       5.18     9/16/99     3,143,201
  (Acquired 8/10/99; Cost $3,536,888) (b)                                        3,558,000       5.21     9/20/99     3,548,216
  (Acquired 8/19/99; Cost $14,529,706) (b)                                      14,600,000       5.28     9/21/99    14,557,173
Johnson & Johnson:
  (Acquired 5/20/99; Cost $12,610,605) (b)                                      12,850,000       4.86    10/05/99    12,791,019
  (Acquired 7/09/99; Cost $14,963,686) (b)                                      15,450,000       5.32     2/07/00    15,086,977
K2 USA LLC:
  (Acquired 7/09/99; Cost $8,796,271) (b)                                        8,900,000       5.18     9/28/99     8,865,424
  (Acquired 7/07/99; Cost $3,079,948) (b)                                        3,125,000       5.19    10/15/99     3,105,177
KZH-KMS Corporation: (Acquired 8/04/99 - 8/06/99; Cost $26,041,596) (b)         26,150,000       5.18     9/02/99    26,146,236
Kitty Hawk Funding Corporation:
  (Acquired 3/25/99; Cost $7,071,581) (b)                                        7,234,000       4.84     9/08/99     7,227,192
  (Acquired 3/22/99; Cost $3,538,860) (b)                                        3,628,000       4.86     9/20/99     3,618,694
  (Acquired 7/27/99; Cost $994,860) (b)                                          1,000,000       5.14     9/01/99     1,000,000
Knight Ridder, Inc. (Acquired 7/28/99; Cost $15,869,787) (b)                    16,000,000       5.14     9/23/99    15,949,742
LG&E Capital Corporation:
  (Acquired 12/09/98; Cost $12,046,354) (b)                                     12,500,000       4.88     9/03/99    12,496,615
  (Acquired 8/20/99; Cost $11,074,366) (b)                                      11,095,000       5.15     9/02/99    11,093,413
Leland Stanford, Jr. University                                                  1,675,000       4.85     9/10/99     1,672,969
Lexington Parker Capital Corporation:
  (Acquired 8/05/99; Cost $3,208,727) (b)                                        3,225,000       5.19     9/09/99     3,221,281
  (Acquired 8/12/99; Cost $7,966,167) (b)                                        8,000,000       5.25     9/10/99     7,989,500
Lloyds Bank PLC                                                                 22,200,000       4.78    10/18/99    22,061,460
                                                                                 3,100,000       5.25    12/29/99     3,046,202
Market Street Funding Corporation:
  (Acquired 7/22/99; Cost $6,609,252) (b)                                        6,650,000       5.13     9/03/99     6,648,105
  (Acquired 8/24/99; Cost $17,131,243) (b)                                      17,200,000       5.33     9/20/99    17,151,615
Marshall & Ilsley Corporation                                                   19,600,000       5.37    10/20/99    19,456,740
                                                                                 5,000,000       5.37    10/21/99     4,962,708
Martin Marietta Materials, Inc.:
  (Acquired 8/25/99; Cost $10,934,611) (b)                                      11,000,000       5.35    10/04/99    10,946,054
  (Acquired 8/27/99; Cost $1,590,160) (b)                                        1,600,000       5.40    10/07/99     1,591,360
Minolta Corporation                                                              9,000,000       5.35    10/14/99     8,942,488
Mobil Oil Corporation Employee Stock Ownership Plan Trust (Acquired 8/31/99;
 Cost $25,253,396) (b)                                                          26,000,000       5.68     2/29/00    25,257,498
Monsanto Company (Acquired 8/24/99; Cost $2,479,021) (b)                         2,500,000       5.30    10/20/99     2,481,965

------------------------------------------------------------------------------------------------------------------------------------
                                         STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal     Yield to   Maturity    Amortized
                                                                                  Amount       Maturity   Date (d)   Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan & Company, Inc.                                                      $ 2,000,000       4.80%   10/12/99   $ 1,989,067
                                                                                 9,000,000       4.83    12/10/99     8,879,250
                                                                                11,900,000       5.25     9/24/99    11,860,085
Morgan Stanley, Dean Witter & Company                                           13,880,000       5.77     1/10/00    13,588,570
National Fuel Gas Company                                                        7,000,000       5.35     9/13/99     6,987,517
Nationwide Building Society                                                      6,000,000       4.83     9/08/99     5,994,365
                                                                                 9,500,000       4.84    11/17/99     9,401,654
New York Life Capital Corporation:
  (Acquired 3/09/99; Cost $18,604,889) (b)                                      19,300,000       4.82    12/03/99    19,059,683
  (Acquired 6/02/99; Cost $4,387,500) (b)                                        4,500,000       5.00    11/29/99     4,444,375
Oakland-Alameda County, California Coliseum Authority                           13,000,000       5.35     9/22/99    13,000,000
Oklahoma State Industrial Finance Authority                                     10,000,000       5.30    11/01/99    10,000,000
Peacock Funding Corporation:
  (Acquired 5/24/99; Cost $2,439,339) (b)                                        2,500,000       4.88    11/19/99     2,473,228
  (Acquired 6/04/99; Cost $2,947,813) (b)                                        3,000,000       5.01    10/07/99     2,984,970
  (Acquired 8/17/99; Cost $3,572,304) (b)                                        3,602,000       5.30    10/12/99     3,580,258
  (Acquired 8/16/99; Cost $11,902,569) (b)                                      12,016,000       5.31    10/19/99    11,930,927
  (Acquired 8/19/99; Cost $2,729,528) (b)                                        2,750,000       5.36    10/08/99     2,734,851
Pitney Bowes Credit Corporation                                                    883,300       4.95   Upon Demand     883,300
Prudential Finance Jersey, Ltd.                                                 10,000,000       4.84     9/17/99     9,978,489
Questar Corporation:
  (Acquired 8/17/99; Cost $2,531,605) (b)                                        2,550,000       5.30    10/05/99     2,537,236
  (Acquired 8/25/99; Cost $6,950,612) (b)                                        7,000,000       5.34    10/12/99     6,957,428
E.W. Scripps Company (Acquired 7/09/99; Cost $10,849,227) (b)                   11,000,000       5.14    10/13/99    10,934,037
Sigma Finance, Inc.:
  (Acquired 4/15/99; Cost $5,853,490) (b)                                        6,000,000       4.83    10/14/99     5,965,385
  (Acquired 6/16/99; Cost $5,230,173) (b)                                        5,300,000       5.10     9/17/99     5,287,986
  (Acquired 7/02/99; Cost $6,390,490) (b)                                        6,480,000       5.18    10/06/99     6,447,366
  (Acquired 6/28/99; Cost $8,288,737) (b)                                        8,400,000       5.24     9/27/99     8,368,211
Society of New York Hospital Fund, Inc.                                          3,500,000       4.98    11/16/99     3,463,203
                                                                                 4,000,000       5.17    10/04/99     3,981,043
Spintab-Swedmortgage AB                                                         22,000,000       4.82    11/15/99    21,779,083
                                                                                 2,000,000       4.84     9/17/99     1,995,698
Stellar Funding Group, Inc.:
  (Acquired 8/04/99; Cost $6,591,131) (b)                                        6,618,000       5.22     9/01/99     6,618,000
  (Acquired 8/20/99; Cost $9,199,650) (b)                                        9,235,000       5.30     9/15/99     9,215,965
  (Acquired 8/27/99; Cost $4,976,965) (b)                                        5,000,000       5.35     9/27/99     4,980,681
  (Acquired 8/31/99; Cost $2,096,890) (b)                                        2,106,000       5.37     9/29/99     2,097,204
Sunshine State Governmental Financing Commission                                 8,678,000       5.14     9/16/99     8,659,415
                                                                                 3,000,000       5.16     9/13/99     2,994,840
Swiss RE Financial Products Corporation (Acquired 8/13/99;
  Cost $21,403,305) (b)                                                       22,000,000       5.71     1/31/00    21,469,604
Triple-A One Funding Corporation:
  (Acquired 5/26/99; Cost $9,559,765) (b)                                        9,700,000       4.91     9/09/99     9,689,416
  (Acquired 8/10/99; Cost $3,982,089) (b)                                        4,000,000       5.20     9/10/99     3,994,800
Tulip Funding Corporation:
  (Acquired 6/07/99; Cost $21,227,476) (b)                                      21,500,000       4.96     9/07/99    21,482,227
  (Acquired 7/08/99; Cost $6,727,042) (b)                                        6,800,000       5.15     9/21/99     6,780,543
UBS Finance, Inc.                                                                5,700,000       4.75    12/15/99     5,621,031
                                                                                 7,500,000       4.89    12/13/99     7,395,069
Unifunding, Inc.                                                                23,700,000       5.17    10/12/99    23,560,453
Victory Receivables Corporation:
  (Acquired 8/04/99; Cost $16,966,500) (b)                                      17,035,000       5.17     9/01/99    17,035,000
  (Acquired 8/09/99; Cost $3,185,644) (b)                                        3,200,000       5.21     9/09/99     3,196,295
  (Acquired 8/30/99; Cost $4,084,768) (b)                                        4,100,000       5.35     9/24/99     4,085,986
Vodafone Airtouch PLC:
  (Acquired 8/26/99; Cost $8,559,637) (b)                                        8,600,000       5.28     9/27/99     8,567,205
  (Acquired 8/19/99; Cost $19,642,293) (b)                                      19,800,000       5.31    10/12/99    19,680,260
Westpac Capital Corporation                                                      5,700,000       4.82    11/05/99     5,650,394
Windmill Funding Corporation:
  (Acquired 7/27/99; Cost $6,838,920) (b)                                        6,900,000       5.14     9/27/99     6,874,386
  (Acquired 7/12/99; Cost $5,346,527) (b)                                        5,500,000       5.43     1/13/00     5,388,836
Wisconsin Electric Power Company                                                       100       4.94   Upon Demand         100

                                                                                                                             39


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                Principal    Yield to     Maturity      Amortized
                                                                                 Amount      Maturity     Date (d)     Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Wood Street Funding Corporation:
  (Acquired 7/12/99; Cost $9,690,436) (b)                                      $ 9,800,000       5.16%    9/28/99   $    9,762,073
  (Acquired 8/26/99; Cost $9,640,055) (b)                                        9,650,000       5.30     9/02/99        9,648,579
  (Acquired 8/27/99; Cost $1,997,939) (b)                                        2,000,000       5.30     9/03/99        1,999,411
Yorkshire Building Society                                                       3,650,000       5.19     9/02/99        3,649,474
                                                                                16,000,000       5.30    10/12/99       15,903,422
                                                                                 3,700,000       5.78     1/20/00        3,616,238
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                               1,587,439,895
------------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 0.8%
LaSalle National Bank, Chicago, Illinois Short-Term Bank Notes,
 Tranche 00305, 5.75%                                                           15,000,000       5.75     2/04/00       15,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                             15,000,000
------------------------------------------------------------------------------------------------------------------------------------

Taxable Variable Rate Put Bonds 6.0%
Alabama State IDAIDR - Southern Tool, Inc. Project                               6,200,000       5.45     9/02/99        6,200,000
Aurora, Kane & DuPage Counties, Illinois IDR                                     1,300,000       5.41     9/02/99        1,300,000
Botsford General Hospital Revenue                                                4,400,000       5.40     9/01/99        4,400,000
Chattanooga, Tennessee IDB Revenue - Radisson Read Project                       3,660,000       6.09     9/02/99        3,660,000
Community Health Systems, Inc.                                                   3,000,000       5.40     9/01/99        3,000,000
Concrete Company                                                                 2,365,000       5.45     9/02/99        2,365,000
Health Midwest Ventures Group, Inc.                                              7,900,000       5.35     9/01/99        7,900,000
Illinois Housing Development Revenue                                            14,345,000       5.29     9/01/99       14,345,000
KinderCare Learning Centers, Inc.                                                4,000,000       5.49     9/01/99        4,000,000
Kings Glen Apartments LLC                                                        3,297,000       5.45     9/02/99        3,297,000
Mississippi Business Finance Corporation IDR - GE Plastics Project               2,500,000       5.17     9/01/99        2,500,000
New Jersey EDA EDR - MSNBC/CNBC                                                  8,200,000       5.17     9/01/99        8,200,000
New Jersey Sports & Exposition Authority Sports
 Complex Subordinated Refunding Revenue                                         21,275,000       5.29     9/01/99       21,275,000
Northchase Apartments LLC                                                        5,800,000       5.45     9/02/99        5,800,000
Radiation Oncology Partners LLP                                                  2,780,000       5.45     9/02/99        2,780,000
South Carolina Jobs - EDA Health Facilities Revenue                              3,000,000       5.89     9/02/99        3,000,000
Stanislaus County, California Pension Obligations                                9,335,000       5.29     9/01/99        9,335,000
Thayer Properties LLC                                                            3,370,000       5.45     9/02/99        3,370,000
Tifton Mall, Inc.                                                                3,685,000       5.45     9/02/99        3,685,000
Virginia HDA MFHR                                                                1,980,000       5.29     9/01/99        1,980,000
WLB, LLC                                                                         2,000,000       5.45     9/02/99        2,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                  114,392,000
------------------------------------------------------------------------------------------------------------------------------------

United States Government and Agency Issues 9.1%
Federal Home Loan Bank Notes:
  5.00%, Due 1/28/00                                                            20,000,000       5.00     1/28/00       20,000,000
  5.01%, Due 10/27/99                                                           27,575,000       5.01    10/27/99       27,574,577
  5.02%, Due 2/24/00                                                             7,000,000       5.02     2/24/00        6,999,325
  5.03%, Due 10/29/99                                                           23,500,000       5.03    10/29/99       23,500,000
  5.05%, Due 2/25/00                                                            23,000,000       5.05     2/25/00       23,000,000
  5.08%, Due 3/03/00                                                            18,500,000       5.08     3/03/00       18,500,000
  5.10%, Due 3/08/00                                                            18,500,000       5.10     3/08/00       18,500,000
  5.14%, Due 3/08/00                                                            18,200,000       5.14     3/08/00       18,200,000
Federal National Mortgage Association Medium-Term Notes, 5.02%, Due 2/23/00     17,000,000       5.02     2/23/00       17,001,548
------------------------------------------------------------------------------------------------------------------------------------
Total United States Government and Agency Issues                                                                       173,275,450
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Total Investments in Securities 100.0%                                                                               1,904,105,115
Other Assets and Liabilities, Net 0.0%                                                                                    (845,329)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $1,903,259,786
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               STRONG MUNICIPAL MONEY MARKET FUND

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 17.3%
Alabama 0.4%
Columbia, Alabama 6.50% IDB PCR Refunding - Alabama Power Company Project        $10,000,000       6.50%      9/01/99  $ 10,200,000

Arkansas 0.1%
Benton County, Arkansas Property Owners Refunding Improvement
Revenue - District No. 1 (e)                                                       3,210,000       3.80       5/01/00     3,210,000

California 0.2%
Municipal Tax-Exempt 3.10% Trust Certificates                                      3,403,187       3.15       2/07/00     3,402,526

Colorado 4.9%
Denver, Colorado City & County School District Number 1 - PT 1135 (e)             19,860,000       3.58      10/21/99    19,841,387
Fort Collins, Colorado MFHR - Dry Creek Apartments Project (e)                     4,490,000       3.85       8/01/00     4,490,000
USBI Trust Pass-Thru Certificates:
  Series 1998-C (e)                                                               29,315,000       4.50       9/01/99    29,315,000
  Series 1998-D (e)                                                               34,750,000       4.25      12/01/99    34,750,000
  Series 1999-E (e)                                                               27,235,000       4.50       9/01/99    27,235,000
                                                                                                                       -------------
                                                                                                                         115,631,387

Florida 0.4%
Port Palm Beach District, Florida 3.95% Revenue                                    9,200,000       3.95       3/01/00      9,200,000

Illinois 2.7%
Chicago, Illinois O'Hare International Airport 5.50% Revenue - Passenger
 Facility Charge Project                                                           9,505,000       3.29       1/01/00      9,574,295
Illinois Health Facilities Authority 7.70% Revenue - Illinois Masonic Medical
 Center Project (Pre-Refunding at $102 on 10/01/99)                                3,200,000       3.58      10/01/99      3,274,834
Lakemoor, Illinois MFMR Mortgage - Lakemoor Apartments Project (e)                50,000,000       4.55       2/24/00     50,000,000
                                                                                                                       -------------
                                                                                                                          62,849,129

Indiana 0.4%
Indiana Transportation Finance Authority Highway Revenue - PT 1159 (e)             9,710,000       3.50       2/24/00      9,710,000

Louisiana 0.5%
Plaquemines, Louisiana Port IDR - Chevron Pipe Line Company Project (e)           11,250,000       4.03       9/01/00     11,192,288

Michigan 0.2%
Grand Rapids, Michigan 7.25% Water Supply System Revenue
  (Pre-Refunding at $102 on 1/01/00)                                               5,000,000       6.34       1/01/00      5,112,676

Minnesota 0.2%
Minnesota Housing Finance Agency SFMR (e)                                          5,000,000       3.65       6/29/00      5,001,921

Mississippi 0.7%
Jackson, Mississippi Housing Authority MFHR - Summer Park Apartments
Project:
  Series C (e)                                                                     9,800,000       4.85      11/01/99      9,800,000
  Series C-1 (e)                                                                     750,000       4.85      11/01/99        750,000
Mississippi Home Corporation SFMR - PT 218A (e)                                    6,585,000       3.56       1/13/00      6,572,935
                                                                                                                        ------------
                                                                                                                          17,122,935

New Jersey 0.9%
Passaic County, New Jersey 3.30% BAN                                              20,643,500       3.25       3/31/00     20,649,255

New York 2.8%
Nassau County, New York 4.25% BAN - Bank Purchase Agreement                        6,750,000       3.59       5/16/00      6,781,115
Nassau County, New York 3.75% RAN                                                 30,000,000       3.28       3/15/00     30,074,920
Nassau County, New York 3.50% TAN                                                  9,000,000       3.30      12/22/99      9,005,590
New York Urban Development Corporation - Part 210 (e)                             21,135,000       3.56       1/13/00     21,098,587
                                                                                                                        ------------
                                                                                                                          66,960,212

Ohio 0.6%
American Municipal Power Company Ohio, Inc. Electric System
  Revenue Improvement 3.35% BAN                                                    7,665,000       3.35       3/16/00      7,665,000
Franklin, Ohio MFHR - 260 East Naghten Street Project (e)                          6,250,000       3.85       8/01/00      6,250,000
                                                                                                                        ------------
                                                                                                                          13,915,000

South Carolina 0.2%
South Carolina 4.50% Public Service Authority Revenue Refunding                    3,500,000       3.29       1/01/00      3,513,925

South Dakota 0.3%
South Dakota 3.20% HDA Homeownership Mortgage                                      8,000,000       3.20       4/07/00      8,000,000

                                                                                                                                  41

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Texas 1.4%
Texas 8.30% GO (Pre-Refunding at $100 on 12/01/99)                               $ 2,275,000       3.53%     12/01/99   $  2,301,913
Texas 4.50% TRAN                                                                  30,000,000       3.71       8/31/00     30,231,300
                                                                                                                        ------------
                                                                                                                          32,533,213

Washington 0.1%
King County, Washington 6.70% GO                                                   2,005,000       3.33        1/01/00     2,027,297

Wisconsin 0.3%
Menasha, Wisconsin 3.55% Promissory Notes                                          4,260,000       3.50        4/30/00     4,261,352
Milwaukee, Wisconsin Redevelopment Authority Redevelopment Revenue -
  Dynapro Thin Film Products Project (e)                                           3,400,000       3.88       12/21/99     3,400,000
                                                                                                                        ------------
                                                                                                                           7,661,352

------------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    407,893,116
------------------------------------------------------------------------------------------------------------------------------------

Municipal Commercial Paper 1.0%
Arizona 0.3%
Santa Cruz County, Arizona IDA IDR Demand Purchase                                 7,680,000       3.25       9/09/99      7,680,000

Texas 0.7%
Port Development Corporation Marine Terminal Transportation Refunding Revenue -
  Mitsui & Company USA, Inc. Project                                              15,100,000       4.65       9/01/99     15,100,000

------------------------------------------------------------------------------------------------------------------------------------
Total Municipal Commercial Paper                                                                                          22,780,000
------------------------------------------------------------------------------------------------------------------------------------

Annual Variable Rate Put Bonds 3.0%
Alabama 0.5%
Mobile, Alabama IDB Solid Waste Disposal Revenue - International
  Paper Company Project                                                            8,400,000       3.85       3/01/00      8,400,000
Selma, Alabama IDB Solid Waste Disposal Revenue - International
  Paper Company Project                                                            2,900,000       4.20       9/01/99      2,900,000
                                                                                                                        ------------
                                                                                                                          11,300,000

District of Columbia 0.4%
District of Columbia Supplemental Student Loan Revenue - The Consern
  Loan Program                                                                     9,300,000       4.75       7/01/00      9,300,000

Maine 0.2%
Jay, Maine Solid Waste Disposal Revenue - International Paper Company
  Project                                                                          3,575,000       4.20       9/01/99      3,575,000

Mississippi 0.1%
Jones County, Mississippi Solid Waste Disposal Revenue - International
  Paper Company Project                                                            2,900,000       4.20       9/01/99      2,900,000

Puerto Rico 0.5%
Puerto Rico Industrial, Medical and Environmental PCFA Revenue -
  Union Carbide Corporation Project                                               12,955,000       4.00       3/15/00     12,955,000

Tennessee 0.3%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project              6,925,000       3.90       6/01/00      6,925,000

Texas 0.8%
Brazos River Authority Collateralized PCR Refunding - Texas
  Utilities Electric Company Project:
  Series A                                                                        13,000,000       3.70       4/01/00     13,000,000
  Series B                                                                         7,000,000       4.15       6/19/00      7,000,000
                                                                                                                        ------------
                                                                                                                          20,000,000

Multiple States 0.2%
Eastern States Tax-Exempt Mortgage Bond Trust                                      4,450,000       5.19       3/01/00      4,450,000

------------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                      71,405,000
------------------------------------------------------------------------------------------------------------------------------------

Semi-Annual Variable Rate Put Bonds 0.9%
Kentucky 0.3%
Scottsville, Kentucky IDR - Sumitomo Electric Wiring Systems, Inc. Project         8,000,000       4.75      11/01/99      8,000,000

Maryland 0.2%
Maryland IDFA Airport Revenue Special Facility - Signature Flight Project          4,375,000       3.35      12/01/99      4,375,000

Tennessee 0.3%
Marion County, Tennessee Environmental IDB EDR - Variform, Inc. Project            7,000,000       3.65       2/01/00      7,000,000

------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)
                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin 0.1%
Milwaukee, Wisconsin IDR - Wayne C. Oldenburg Project                             $  510,000       4.15%      2/01/00    $  510,000

------------------------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                                 19,885,000
------------------------------------------------------------------------------------------------------------------------------------

Quarterly Variable Rate Put Bonds 0.8%
Minnesota 0.1%
Minneapolis, Minnesota Revenue - Minneapolis Institute of the Arts Project         2,825,000       3.79      10/01/99      2,825,000

Oklahoma 0.7%
Oklahoma County, Oklahoma Industrial Authority Revenue Refunding -
  Baptist General Convention of the State of Oklahoma Retirement Center Project   16,050,000       4.70       9/01/99     16,050,000

------------------------------------------------------------------------------------------------------------------------------------
Total Quarterly Variable Rate Put Bonds                                                                                   18,875,000
------------------------------------------------------------------------------------------------------------------------------------

Monthly Variable Rate Put Bonds 0.9%
Arkansas 0.1%
Jacksonville, Arkansas Revenue - Regal Ware, Inc. Project                          4,000,000       3.50      10/01/99      4,000,000

Illinois 0.1%
Green Leaf Ventures, Inc. Tax-Exempt Bond Grantor Trust                            2,000,000       4.35      10/01/99      2,000,000

Maryland 0.3%
Prince Georges County, Maryland EDR Refunding - Capital View II LP Facility        6,380,000       4.40      10/01/99      6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust                                            1,668,197       4.35      10/01/99      1,668,197

Multiple States 0.3%
GAF Corporation Tax-Exempt Bond Grantor Trust                                      4,300,000       3.95      10/01/99      4,300,000
Johnson Controls, Inc. Tax-Exempt Bond Grantor Trust                               2,345,000       4.10      10/01/99      2,345,000
                                                                                                                        ------------
                                                                                                                           6,645,000

------------------------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                                     20,693,197
------------------------------------------------------------------------------------------------------------------------------------

Weekly Variable Rate Put Bonds 61.3%
Alabama 2.3%
Alabama HFA SFMR:
  Series A-1                                                                       5,915,000       3.75       9/08/99      5,915,000
  Series A-2                                                                      19,505,000       3.75       9/08/99     19,505,000
Alabama IDA IDR:
  Research Genetics, Inc. Project                                                  2,880,000       3.80       9/08/99      2,880,000
  Whitesell Project                                                                4,300,000       3.80       9/08/99      4,300,000
Athens, Alabama IDB Revenue - Coilplus-Alabama, Inc. Project                       8,000,000       3.80       9/08/99      8,000,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                        10,000,000       3.60       9/08/99     10,000,000
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project                    1,100,000       3.80       9/08/99      1,100,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project                                      1,785,000       3.60       9/08/99      1,785,000
                                                                                                                        ------------
                                                                                                                          53,485,000

Arizona 0.8%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project                    6,299,000       5.78       9/08/99      6,299,000
Chandler, Arizona Street and Highway User Revenue - Municipal Securities Trust     1,000,000       3.55       9/08/99      1,000,000
Glendale, Arizona Union High School District Number 205 - Municipal Securities
  Trust                                                                            2,600,000       3.55       9/08/99      2,600,000
Maricopa County, Arizona Unified School District Number 93, Cave Creek -
  Municipal Securities Trust                                                       1,500,000       3.55       9/08/99      1,500,000
Peoria, Arizona Municipal Development Authority, Inc. Municipal Facilities
  Revenue - Municipal Securities Trust                                             2,750,000       3.55       9/08/99      2,750,000
Pima County, Arizona United School District Number 1, Tucson - Municipal
  Securities Trust                                                                 3,000,000       3.55       9/08/99      3,000,000
Scottsdale, Arizona IDA Hospital Revenue - Municipal Securities Trust              1,250,000       3.55       9/08/99      1,250,000
                                                                                                                        ------------
                                                                                                                          18,399,000

Arkansas 0.2%
Hope, Arkansas IDR - Champion Parts, Inc. Project                                  1,100,000       3.60       9/08/99      1,100,000
Searcy, Arkansas IDR - Yarnell Ice Cream Company, Inc. Project                     2,600,000       3.55       9/08/99      2,600,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project                    2,000,000       3.50       9/08/99      2,000,000
                                                                                                                        ------------
                                                                                                                           5,700,000

                                                                                                                                  43

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)
                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
California 5.4%
California PCFA PCR Resource Recovery - Wadham Energy Project:
  Series B                                                                       $11,695,000       3.75%      9/08/99   $ 11,695,000
  Series C                                                                         5,200,000       3.75       9/08/99      5,200,000
Contra Costa County, California MFHR - Lafayette Town Center Apartments
  Project                                                                         10,400,000       3.60       9/08/99     10,400,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project                            1,900,000       3.55       9/08/99      1,900,000
Los Angeles, California Community Revelopment Agency MFHR - Skyline at
  Southpark Project                                                                3,000,000       4.45       9/08/99      3,000,000
Los Angeles, California MFHR - Oakwood Apartments Project                          3,000,000       4.60       9/08/99      3,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project     2,825,000       4.95       9/08/99      2,825,000
Macon Trust Pooled Certificates                                                   62,522,450       3.59       9/08/99     62,522,450
Ontario, California IDA IDR - P & S Development Project                            2,650,000       4.15       9/08/99      2,650,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project                         3,050,000       3.64       9/08/99      3,050,000
Paramount, California Housing Authority MFHR Refunding - Century Place
  Apartments Project                                                               8,500,000       4.00       9/08/99      8,500,000
San Bernardino County, California COP - 1992 Justice Center/Airport
  Improvements Refunding Project                                                   1,960,000       3.82       9/08/99      1,960,000
Yolo County, California MFHR - Primero Grove Student Apartments Project           11,715,000       3.50       9/08/99     11,715,000
                                                                                                                        ------------
                                                                                                                         128,417,450

Colorado 1.0%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                              3,430,000       3.55       9/08/99      3,430,000
Colorado Agricultural Development Authority IDR - Royal Crest
  Dairy, Inc. Project                                                              8,000,000       3.55       9/08/99      7,998,800
Colorado HFA EDR - NTA Leasing Company Project                                     2,100,000       3.77       9/08/99      2,100,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project                         2,175,000       3.77       9/08/99      2,175,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project                     2,900,000       3.80       9/08/99      2,900,000
Westminster, Colorado IDR - Lifecare International Project                         4,320,000       3.75       9/08/99      4,320,000
                                                                                                                        ------------
                                                                                                                          22,923,800

Connecticut 0.3%
Connecticut Development Authority Solid Waste Revenue - Exeter, Inc. Project       7,200,000       3.70       9/08/99      7,200,000

Delaware 0.1%
Delaware EDA IDR - Orient Chemical Corporation Project                             3,500,000       4.55       9/08/99      3,500,000

Florida 3.9%
Bay County, Florida Revenue - Methodist Homes Project                              3,765,000       3.60       9/08/99      3,765,000
Brevard County, Florida IDR - US Space Camp Foundation Project                     3,540,000       3.60       9/08/99      3,540,000
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project              12,000,000       4.05       9/08/99     12,000,000
Dade County, Florida Health Facilities Authority Hospital Revenue -
  Miami Children's Hospital Project                                               15,700,000       3.60       9/08/99     15,700,000
Dade County, Florida IDA IDR - Engelhard/ICC Project                               8,500,000       3.80       9/08/99      8,500,000
Dade County, Florida Special Obligation Revenue                                    2,400,000       4.75       9/08/99      2,400,000
Florida Housing Finance Agency MFHR Refunding - Clear Lake Project                14,800,000       3.60       9/08/99     14,800,000
Ithaka Partners II Trust Certificates                                              4,227,917       3.77       9/08/99      4,227,917
Jacksonville, Florida Hospital Revenue - University Medical Center, Inc.
  Project                                                                         13,300,000       4.80       9/08/99     13,300,000
Palm Beach County, Florida Health Facilities Authority Revenue -
  Hospital Improvement Branch Project                                             13,265,000       3.40       9/08/99     13,265,000
                                                                                                                        ------------
                                                                                                                          91,497,917

Georgia 2.5%
Athens-Clarke County, Georgia IDA IDR - Nakanishi Manufacturing
  Corporation Project                                                              8,000,000       4.80       9/08/99      8,000,000
Bremen, Georgia Development Authority IDR - HL-A Company, Inc. Project             9,000,000       4.30       9/08/99      9,000,000
Bulloch County, Georgia Development Authority Solid Waste Disposal
  Revenue - Apogee Enterprises, Inc. Project                                       5,400,000       3.45       9/08/99      5,400,000
Cherokee County, Georgia IDA Revenue - Piolax Corporation Project                  7,000,000       4.50       9/08/99      7,000,000
Fulton County, Georgia Development Authority IDR - STO Corporation Project         3,200,000       3.65       9/08/99      3,200,000
Lee County, Georgia Development Authority Revenue - Woodgrain Millwork, Inc.
  Project                                                                          6,000,000       3.60       9/08/99      6,000,000
Newton County, Georgia IDA IDR - Komatsu Forklift USA, Inc. Project                7,500,000       4.80       9/08/99      7,500,000
Rockdale County, Georgia Development Authority IDR - Liochem, Inc. Project         8,000,000       4.80       9/08/99      8,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project                 1,405,000       3.80       9/08/99      1,405,000
Whitfield County, Georgia Development Authority Solid Waste Disposal
  Revenue - Aladdin Manufacturing Corporation Project                              3,100,000       3.45       9/08/99      3,100,000
                                                                                                                        ------------
                                                                                                                          58,605,000

Hawaii 1.5%
Hawaii HFA HDA Corporation SFMR Purchase Trust Receipts                           14,710,000       3.40       9/08/99     14,710,000
Hawaii HFC HDC Rental Housing System Revenue                                      19,900,000       4.35       9/08/99     19,900,000
                                                                                                                        ------------
                                                                                                                          34,610,000


Idaho 0.2%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project                    5,900,000       3.50       9/08/99      5,900,000

------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Illinois 2.9%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower Apartments Project     $ 7,050,000       4.15%      9/08/99    $ 7,050,000
Carol Stream, Illinois IDR - MI Enterprises Project                                2,450,000       3.55       9/08/99      2,450,000
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project        3,625,000       4.50       9/08/99      3,625,000
Illinois DFA IDR:
  Homak Manufacturing Company, Inc. Project                                        5,640,000       3.55       9/08/99      5,640,000
  Icon Metalcraft, Inc. Project                                                    2,410,000       3.55       9/08/99      2,410,000
  MTI Project                                                                      4,000,000       4.80       9/08/99      4,000,000
Lakemoor, Illinois MFHR Mortgage - Lakemoor Apartments Project:
  Series A                                                                         4,595,486       3.55       9/08/99      4,595,486
  Series C                                                                        25,000,000       3.55       9/08/99     25,000,000
Phoenix Realty Special Account Illinois MFHR - Brightons Mark Project              8,075,000       3.69       9/08/99      8,075,000
Springfield, Illinois Airport Authority - Allied-Signal, Inc. Project              4,375,000       3.90       9/08/99      4,375,000
                                                                                                                        ------------
                                                                                                                          67,220,486

Indiana 0.3%
Ashley, Indiana EDR - Trin, Inc. Project                                           4,000,000       4.30       9/08/99      4,000,000
Brownsburg, Indiana EDR - Zanetis Enterprises Project                              3,000,000       3.55       9/08/99      3,000,000
                                                                                                                        ------------
                                                                                                                           7,000,000

Iowa 0.5%
Cedar Rapids, Iowa IDR Refunding First Program - Columbus McKinnon
  Corporation Project                                                                615,000       4.10       9/08/99        615,000
Indianola, Iowa Health Care Facility Revenue Refunding - The Village Project       5,590,000       3.50       9/08/99      5,590,000
Iowa Finance Authority IDR - First Cooperative Association Project                 3,500,000       3.50       9/08/99      3,500,000
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project                   3,295,000       3.60       9/08/99      3,295,000
                                                                                                                        ------------
                                                                                                                          13,000,000

Kansas 0.9%
Kansas City, Kansas Private Activity Revenue - Ex-L-Tube of Kansas, Inc.
  Project                                                                          4,521,000       3.75       9/08/99      4,521,000
Kansas DFA MFHR - Trails of Garden City and Cottonwood of Liberal Projects         4,740,000       3.60       9/08/99      4,740,000
Lawrence, Kansas IDR - ProSoCo Project                                             5,800,000       3.65       9/08/99      5,800,000
Osage City, Kansas Industrial Revenue - Marley Continental Homes of Kansas
  Project                                                                          4,800,000       3.68       9/08/99      4,800,000
Wichita, Kansas Revenue - CSJ Health System of Kansas Project                      2,000,000       4.10       9/08/99      2,000,000
                                                                                                                        ------------
                                                                                                                          21,861,000

Kentucky 0.9%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project          4,155,000       3.55       9/08/99      4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project          7,815,000       3.60       9/08/99      7,815,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project                         10,000,000       3.80       9/08/99     10,000,000
                                                                                                                        ------------
                                                                                                                          21,970,000

Louisiana 0.9%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport
  Fabricators Project                                                              1,500,000       4.10       9/08/99      1,500,000
New Orleans, Louisiana Aviation Board Revenue - Passenger Facility Charge
  Project                                                                         18,760,000       3.50       9/08/99     18,760,000
                                                                                                                        ------------
                                                                                                                          20,260,000

Maryland 1.8%
Howard County, Maryland MFHR                                                      10,782,000       3.64       9/08/99     10,782,000
Maryland State Health & Higher Educational Facilities Authority Revenue -
  Pooled Loan Program                                                             16,000,000       3.20       9/08/99     16,000,000
Montgomery County, Maryland Housing Opportunities Commission Housing Revenue -
  Draper Lane Apartments Project                                                   9,800,000       3.40       9/08/99      9,800,000
Washington County, Maryland EDR - Tandy Project                                    5,100,000       4.45       9/08/99      5,100,000
                                                                                                                        ------------
                                                                                                                          41,682,000

Massachusetts 0.8%
Massachusetts Housing Finance Agency Trusts                                       10,000,000       3.30       9/08/99     10,000,000
Massachusetts Industrial Finance Agency IDR - Portland Causeway Realty Trust       2,600,000       4.01       9/08/99      2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc. Project       6,500,000       4.01       9/08/99      6,500,000
                                                                                                                        ------------
                                                                                                                          19,100,000

Michigan 0.7%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project           1,400,000       5.28       9/08/99      1,400,000
Michigan Job Development Authority PCR - Mazda Motor Manufacturing USA
  Corporation Project                                                             11,200,000       4.80       9/08/99     11,200,000
Michigan Strategic Fund Limited Obligation Revenue Refunding - Alpha
  Technology Corporation Project                                                   5,000,000       4.30       9/08/99      5,000,000
                                                                                                                        ------------
                                                                                                                          17,600,000

                                                                                                                                  45


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Minnesota 0.3%
Farmington, Minnesota IDR - WFW Ventures LLC Project                             $ 1,890,000       3.55%      9/08/99    $ 1,890,000
New Brighton, Minnesota IDR - Donatelle Holdings Project                           3,100,000       3.75       9/08/99      3,100,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project                  1,200,000       3.75       9/08/99      1,200,000
                                                                                                                        ------------
                                                                                                                           6,190,000

Mississippi 0.4%
Mississippi Business Finance Corporation IDR:
  American Metal Sales, Inc. Project                                               3,700,000       3.90       9/08/99      3,700,000
  Barclay Furniture Company Project                                                1,300,000       3.60       9/08/99      1,300,000
  Polks Meat Products, Inc. Project                                                4,400,000       3.90       9/08/99      4,400,000
                                                                                                                        ------------
                                                                                                                           9,400,000

Missouri 2.6%
Berkeley, Missouri IDA Exempt Facility Revenue - St. Louis Air Cargo
  Services, Inc. Project                                                          12,500,000       4.62       9/08/99     12,500,000
Kansas City, Missouri IDA Facilities Revenue - KC Air Cargo Service Project        7,200,000       4.62       9/08/99      7,200,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
  Series A                                                                         1,990,000       3.50       9/08/99      1,990,000
  Series B                                                                           765,000       3.50       9/08/99        765,000
Missouri Economic Development Export and Infrastructure Board Industrial
  Development:
  Series A                                                                         2,300,000       3.65       9/08/99      2,300,000
  Series D                                                                         2,745,000       3.65       9/08/99      2,745,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project                6,195,000       3.59       9/08/99      6,195,000
St. Charles County, Missouri IDA IDR Refunding - Country Club Apartments
  Project                                                                         25,000,000       3.45       9/08/99     25,000,000
West Plains, Missouri IDA IDR - West Plains Manor Project                          2,200,000       5.00       9/08/99      2,200,000
                                                                                                                        ------------
                                                                                                                          60,895,000

New Hampshire 0.4%
New Hampshire HFA SFHR                                                             4,480,000       3.41       9/08/99      4,480,000
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics Corporation -
  1984 Nashua Series Project                                                       4,520,000       3.95       9/08/99      4,520,000
                                                                                                                        ------------
                                                                                                                           9,000,000

New Jersey 0.3%
New Jersey EDA EDR:
  Epitaxx, Inc. Project                                                            5,000,000       4.80       9/08/99      5,000,000
  Hickory Industries, Inc. Project                                                 1,550,000       4.00       9/08/99      1,550,000
                                                                                                                        ------------
                                                                                                                           6,550,000

New Mexico 0.6%
Bernalillo County, New Mexico MFHR - Westwood Villas Project                      13,360,000       4.20       9/08/99     13,360,000

New York 1.2%
Erie County, New York IDA IDR - Niagara Envelope Company Project                   3,000,000       3.55       9/08/99      3,000,000
Islip, New York IDA IDR - Radiation Dynamics Project                               6,000,000       4.80       9/08/99      6,000,000
New York Dormitory Authority Revenue:
  Putters-107                                                                     11,995,000       3.32       9/08/99     11,995,000
  Trusts-27                                                                        7,000,000       3.45       9/08/99      7,000,000
                                                                                                                        ------------
                                                                                                                          27,995,000

North Carolina 1.4%
Alleghany County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                       1,750,000       3.65       9/08/99      1,750,000
Buncombe County, North Carolina Industrial Facilities and PCFA Revenue -
  Rich Mount, Inc. Project                                                         4,400,000       4.80       9/08/99      4,400,000
Craven County, North Carolina Industrial Facilities and PCFA IDR - Wheatstone
  Corporation Project                                                              3,800,000       3.80       9/08/99      3,800,000
Gaston County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc. Project                                       3,665,000       3.65       9/08/99      3,665,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project                                           2,250,000       3.80       9/08/99      2,250,000
Mecklenburg County, North Carolina Industrial Facilities and PCFA Industrial
  Revenue - Murata Wiedemann, Inc. Project                                         5,300,000       4.80       9/08/99      5,300,000
North Carolina Agricultural Finance Authority Agricultural Development -
  J.E. Jones Lumber Company Project                                                1,600,000       3.40       9/08/99      1,600,000
North Carolina Ports Authority Exempt Facility Revenue - Jordan Lumber &
  Supply, Inc. Project                                                             4,550,000       3.80       9/08/99      4,550,000
Rutherford County, North Carolina Industrial Facilities and PCFA IDR -
  Spring-Ford Industries, Inc. Project                                             5,985,000       3.65       9/08/99      5,985,000
                                                                                                                        ------------
                                                                                                                          33,300,000

------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)
                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Ohio 0.4%
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One
  Industry Drive, Inc. Project                                                   $ 2,240,000       3.50%      9/08/99    $ 2,240,000
Gallia County, Ohio IDR - Harsco Corporation Project                               3,500,000       3.60       9/08/99      3,500,000
Ohio Air Quality Development Authority Revenue - JMG Funding Project               4,500,000       3.40       9/08/99      4,500,000
                                                                                                                        ------------
                                                                                                                          10,240,000

Oklahoma 0.7%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project                       7,030,000       3.68       9/08/99      7,030,000
Oklahoma City, Oklahoma Industrial and Cultural Facilities Trust Revenue -
  Oklahoma City University Project                                                 8,500,000       4.80       9/08/99      8,500,000
                                                                                                                        ------------
                                                                                                                          15,530,000

Pennsylvania 3.1%
Allegheny County, Pennsylvania Hospital Development Authority Revenue -
   Allegheny General Hospital Project                                             39,400,000       4.30       9/08/99     39,400,000
Pennsylvania Higher EFA Health Services Revenue - University
  of Pennsylvania Project                                                         29,665,000       3.30       9/08/99     29,665,000
Pennsylvania Higher EFA Revenue - University of Pennsylvania
  Health Services Project                                                          4,500,000       3.30       9/08/99      4,500,000
                                                                                                                        ------------
                                                                                                                          73,565,000

South Carolina 1.4%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                              1,000,000       4.95       9/08/99      1,000,000
Fairfield County, South Carolina Industrial Revenue - Fuji Copian
  Corporation Project                                                              9,000,000       4.80       9/08/99      9,000,000
Richland County, South Carolina IDR - Ashland Oil Project                          1,400,000       5.28       9/08/99      1,400,000
South Carolina Jobs EDA EDR:
  Carolina Cotton Works, Inc. Project                                              3,000,000       3.45       9/08/99      3,000,000
  Galvstar LLC Project                                                             2,650,000       3.80       9/08/99      2,650,000
  Glo-Tex Chemicals, Inc. Project                                                  2,700,000       3.80       9/08/99      2,700,000
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project                                                            7,375,000       3.40       9/08/99      7,375,000
  Roller Bearing Company of America, Inc. Project                                  5,000,000       4.14       9/08/99      5,000,000
                                                                                                                        ------------
                                                                                                                          32,125,000

South Dakota 1.9%
Aberdeen, South Dakota IDR - Lomar Development Company Project                       150,000       4.10       9/08/99        150,000
Brookings, South Dakota IDR - Lomar Development Company Project                    2,040,000       4.10       9/08/99      2,040,000
South Dakota HDA Homeownership Mortgage                                            1,000,000       3.55       9/08/99      1,000,000
South Dakota HDA SFMR Draw Down Trust Indenture                                    5,315,000       4.20       9/08/99      5,315,000
South Dakota HDA SFMR Draw Down Trust Indenture                                   36,040,000       4.40       9/08/99     36,040,000
                                                                                                                        ------------
                                                                                                                          44,545,000

Tennessee 1.9%
Blount County, Tennessee IDB IDR - Advanced Crystal Technology, Inc. Project       4,000,000       3.40       9/08/99      4,000,000
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project        6,675,000       3.55       9/08/99      6,675,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing Company
  Project                                                                          2,900,000       3.65       9/08/99      2,900,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project               3,750,000       3.65       9/08/99      3,750,000
Hamilton County, Tennessee IDB Revenue - Komatsu America Manufacturing
  Corporation Project                                                              5,400,000       4.10       9/08/99      5,400,000
Jackson, Tennessee Health, Educational and Housing Facility Board
   Multi-Family Revenue - Park Ridge Apartments Project                            5,000,000       3.90       9/08/99      5,000,000
Knox County, Tennessee Health, Educational and Housing Facilities
   Board Revenue - Holston Long Term Care Project                                  4,000,000       3.60       9/08/99      4,000,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project             4,000,000       3.65       9/08/99      4,000,000
Stewart County, Tennessee IDB Solid Waste Disposal Revenue - Standard
  Gypsum Project                                                                  10,000,000       3.45       9/08/99     10,000,000
                                                                                                                        ------------
                                                                                                                          45,725,000

Texas 4.5%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                    4,000,000       3.96       9/08/99      4,000,000
Azle, Texas IDA IDR - Tandy Corporation Project                                    3,000,000       4.45       9/08/99      3,000,000
Bexar County, Texas HFC MFHR - UTSA Apartments Project                             3,700,000       4.04       9/08/99      3,700,000
Brazos River Authority, PCR Trust Receipts                                        14,175,000       3.40       9/08/99     14,175,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc. Project      4,700,000       5.28       9/08/99      4,700,000
Grand Prairie, Texas IDA IDR - Precision/API Ketema Project                        3,100,000       3.45       9/08/99      3,100,000
Gulf Coast IDA IDR - S&S X-Ray Products, Inc. Project                              4,250,000       3.45       9/08/99      4,250,000
Harris County, Texas IDC IDR - National Bedding Company Project                    3,000,000       3.55       9/08/99      3,000,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                      3,300,000       3.77       9/08/99      3,300,000
Pearland, Texas Independent School District Municipal Securities Trust Receipts    6,245,000       3.32       9/08/99      6,245,000
Port of Port Arthur, Texas Navigational District Environmental Facilities
   Revenue - Motiva Enterprises LLC Project                                       17,895,000       3.45       9/08/99     17,895,000
Robertson County, Texas IDC IDR - CR/PL Project                                    2,470,000       3.40       9/08/99      2,470,000

                                                                                                                                  47


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                       AUGUST 31, 1999 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project       $ 2,000,000       3.57%      9/08/99   $  2,000,000
Texas Municipal Securities Trust Receipts                                         10,270,000       3.40       9/08/99     10,270,000
Travis County, Texas HFC MFHR - Part 1144                                          9,115,000       3.49       9/08/99      9,115,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project                                  6,900,000       3.65       9/08/99      6,900,000
Waxahachie, Texas IDA Waste Disposal Revenue - Temple/Re-Con, Inc. Project         8,200,000       3.90       9/08/99      8,200,000
                                                                                                                        ------------
                                                                                                                         106,320,000

Vermont 0.2%
Vermont EDA IDR - Tsubaki, Inc. Project                                            5,000,000       3.45       9/08/99      5,000,000

Virginia 1.1%
Chesapeake, Virginia Redevelopment and Housing Authority MFHR -
  Tidewater House LP Project                                                       3,131,000       3.60       9/08/99      3,131,000
Richmond, Virginia Redevelopment and Housing Authority Tobacco Row Revenue         7,000,000       3.45       9/08/99      7,000,000
Virginia State Public School Authority, Putters-109                               16,000,000       3.32       9/08/99     16,000,000
                                                                                                                        ------------
                                                                                                                          26,131,000

Washington 0.1%
Pierce County, Washington EDC - Brown & Haley Project                              1,200,000       4.50       9/08/99      1,200,000

West Virginia 0.2%
West Virginia State Building Commission Lease Revenue                              5,765,000       3.36       9/08/99      5,765,000

Wisconsin 0.8%
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project                 1,615,000       4.00       9/08/99      1,615,000
Columbus, Wisconsin IDR - Maysteel Corporation Project                             2,000,000       3.80       9/08/99      2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project                      4,300,000       3.60       9/08/99      4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                            3,875,000       3.60       9/08/99      3,875,000
New London, Wisconsin IDR - Steel King Industries, Inc. Project                    3,070,000       3.75       9/08/99      3,070,000
Wisconsin Housing and EDA Business Development Revenue -
  Zero Zone, Inc. Project                                                          3,420,000       3.45       9/08/99      3,420,000
                                                                                                                        ------------
                                                                                                                          18,280,000

Wyoming 0.2%
Campbell County, Wyoming IDR - Powder Basin Properties Project                     5,830,000       3.70       9/08/99      5,830,000

Multiple States 9.7%
Capital Realty Investments Tax-Exempt Fund, Ltd. Floating Rate Certificates:
  Series 1996-4                                                                   38,770,000       3.57       9/08/99     38,770,000
  Series 1996-5                                                                   27,135,000       3.52       9/08/99     27,135,000
Clipper Tax-Exempt Certificate Trusts                                             77,420,000       3.59       9/08/99     77,420,000
Clipper Tax-Exempt Trust COP                                                      40,000,000       3.59       9/08/99     40,000,000
Lehman Brothers, Inc. Floating Pooled Trust Receipts                              17,500,000       3.50       9/08/99     17,500,000
Puttable Floating Option Tax-Exempt Receipts, Series PA 154                       27,169,000       3.64       9/08/99     27,169,000
                                                                                                                        ------------
                                                                                                                         227,994,000

------------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                                   1,444,871,653
------------------------------------------------------------------------------------------------------------------------------------

Daily Variable Rate Put Bonds 16.3%
Alabama 2.0%
Columbia, Alabama IDB PCR Refunding - Alabama Power Company Project                3,000,000       3.10       9/01/99      3,000,000
Jefferson County, Alabama Sewer Revenue Trust Receipts                             5,000,000       3.10       9/01/99      5,000,000
McIntosh, Alabama IDB Environmental Revenue Refunding - CIBC Specialty Project:
  Series D                                                                        23,500,000       2.85       9/01/99     23,500,000
  Series E                                                                         6,500,000       2.95       9/01/99      6,500,000
  Phenix County, Alabama IDB Environmental Improvement Revenue - Mead Coated
  Board Project                                                                    4,000,000       3.20       9/01/99      4,000,000
  Stevenson, Alabama IDB Environmental Improvement Revenue - Mead Corporation
  Project                                                                          6,400,000       2.90       9/01/99      6,400,000
                                                                                                                        ------------
                                                                                                                          48,400,000

Alaska 0.1%
Valdez, Alaska Marine Terminal Revenue - Exxon Pipeline Company Project            1,600,000       2.95       9/01/99      1,600,000

Colorado 0.4%
Arapahoe County, Colorado MFHR Refunding - Stratford Station Project               8,455,000       3.45       9/01/99      8,455,000

Delaware 0.1%
Delaware State EDA Revenue - Delmarva Power & Light Company Project                2,300,000       3.35       9/01/99      2,300,000

District of Columbia 5.6%
District of Columbia GO Refunding                                                  2,200,000       3.05       9/01/99      2,200,000


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                                                       AUGUST 31, 1999 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                           STRONG MONEY MARKET FUND (CONTINUED)

                                                                                 Principal   Yield to     Maturity     Amortized
                                                                                   Amount    Maturity     Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia Revenue - Medlantic Project:
  Series B                                                                       $74,600,000       5.20%      9/01/99  $ 74,600,000
  Series C                                                                        54,200,000       5.20       9/01/99    54,200,000
                                                                                                                       ------------
                                                                                                                        131,000,000

Georgia 1.7%
Bartow County, Georgia Development Authority PCR - Georgia Power Company-Bowen
  Plant Project                                                                    6,000,000       3.00       9/01/99     6,000,000
Burke County, Georgia Development Authority PCR - Georgia Power Company Project:
  Series 1                                                                        20,800,000       2.85       9/01/99    20,800,000
  Series 3                                                                        12,900,000       3.00       9/01/99    12,900,000
                                                                                                                       ------------
                                                                                                                         39,700,000

Louisiana 0.4%
Louisiana State Offshore Terminal Authority Deepwater Port Revenue
   Refunding - 1st Stage A-Loop, Inc. Project                                      3,700,000       2.70       9/01/99     3,700,000
Plaquemines Parish, Louisiana Environmental Revenue Refunding - BP
    Exploration & Oil Project                                                      3,100,000       3.05       9/01/99     3,100,000
St. Charles Parish, Louisiana PCR - Shell Oil Company-Norco Project                3,000,000       3.05       9/01/99     3,000,000
                                                                                                                       ------------
                                                                                                                          9,800,000

Michigan 0.5%
Delta County, Michigan EDC Environmental Improvement Revenue -
  Mead/Escanaba Paper Company Project                                              4,300,000       3.10       9/01/99     4,300,000
Michigan State Strategic Fund, Ltd. Obligation Revenue Refunding - Dow Chemical
  Company Project                                                                  6,750,000       2.75       9/01/99     6,750,000
                                                                                                                       ------------
                                                                                                                         11,050,000

Nevada 0.2%
Washoe County, Nevada Water Facilities Revenue - Sierra Pacific Power
    Company Project                                                                6,000,000       3.10       9/01/99     6,000,000

New York 1.6%
New York, New York City Municipal Water Finance Authority Water & Sewer System
  Revenue Municipal Securities Trust Receipts                                      6,000,000       3.10       9/01/99     6,000,000
New York, New York IDA IDR - Nippon Cargo Airlines Company Ltd. Project           28,000,000       4.10       9/01/99    28,000,000
New York State Tollway Authority General Revenue Receipts                          3,700,000       3.13       9/01/99     3,700,000
                                                                                                                       ------------
                                                                                                                         37,700,000

North Carolina 0.8%
Wake County, North Carolina Industrial Facilities PCFA Revenue Refunding          18,200,000       3.05       9/01/99    18,200,000

Texas 1.5%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric
  Company Project                                                                  6,400,000       3.20       9/01/99     6,400,000
Brazos River Brazoria County, Texas Harbor Navigational District Environmental
  Facilities Revenue - Joint Venture Project                                      14,000,000       3.10       9/01/99    14,000,000
Brazos River Brazoria County, Texas Harbor Navigational District Revenue -
  Dow Chemical Company Project                                                     5,300,000       3.15       9/01/99     5,300,000
Gulf Coast Waste Disposal Authority Solid Waste Disposal Revenue - Amoco Oil
  Company Project                                                                  4,200,000       3.05       9/01/99     4,200,000
Harris County, Texas Health Facilities Development Corporation Hospital
  Revenue - Tirr Project                                                           6,310,000       3.10       9/01/99     6,310,000
                                                                                                                       ------------
                                                                                                                         36,210,000

Virginia 0.4%
Richmond Virginia IDA Revenue - Cogentrix of Richmond Project:
  Series A                                                                         6,800,000       3.35       9/01/99     6,800,000
  Series B                                                                         3,500,000       3.35       9/01/99     3,500,000
                                                                                                                       ------------
                                                                                                                         10,300,000

Wyoming 1.0%
Lincoln County, Wyoming PCR - Exxon Project:
  Series B                                                                         2,800,000       2.90       9/01/99     2,800,000
  Series C                                                                         4,100,000       2.90       9/01/99     4,100,000
Sweetwater County, Wyoming Environmental Improvement Revenue - PacifiCorp
  Project                                                                         17,100,000       3.20       9/01/99    17,100,000
                                                                                                                       ------------
                                                                                                                         24,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                     384,715,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 101.5%                                                                                2,391,117,966
Other Assets and Liabilities, Net (1.5%)                                                                                (34,709,559)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                    $2,356,408,407
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                 49

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   AUGUST 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any
    security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.
    For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e) Variable rate security.
(f) When-issued security.
(g) Affiliated Issuer (see Note 7 of Notes to Financial Statements).
(h) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.


ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN       -- Bond Anticipation Notes
BP        -- Basis Points
CDA       -- Commercial Development Authority
CDR       -- Commercial Development Revenue
COP       -- Certificates of Participation
DFA       -- Development Finance Authority
EDA       -- Economic Development Authority
EDC       -- Economic Development Corporation
EDFA      -- Economic Development Finance Authority
EDR       -- Economic Development Revenue
EFA       -- Educational Facilities Authority
EXTRAS    -- Extendable Rate Adjustable Securities
GO        -- General Obligation
HDA       -- Housing Development Authority
HDC       -- Housing Development Corporation
HFA       -- Housing Finance Authority
HFC       -- Housing Finance Corporation
IBA       -- Industrial Building Authority
IBR       -- Industrial Building Revenue
IDA       -- Industrial Development Authority
IDB       -- Industrial Development Board
IDC       -- Industrial Development Corporation
IDFA      -- Industrial Development Finance Authority
IDR       -- Industrial Development Revenue
IFA       -- Investment Finance Authority
MERLOT    -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR      -- Multi-Family Housing Revenue
MFMR      -- Multi-Family Mortgage Revenue
PCFA      -- Pollution Control Financing Authority
PCR       -- Pollution Control Revenue
RAN       -- Revenue Anticipation Notes
SFHR      -- Single Family Housing Revenue
SFMR      -- Single Family Mortgage Revenue
TAN       -- Tax Anticipation Notes
TRAN      -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
August 31, 1999 (Unaudited)

                                                                                         (In Thousands, Except Per Share Amounts)

                                                                                              STRONG            STRONG MUNICIPAL
                                                                                          ADVANTAGE FUND         ADVANTAGE FUND
                                                                                          -------------         ----------------
ASSETS:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $2,631,310 and $2,177,996, respectively)                $2,594,149             $2,174,904
      Affiliated Issuers (Cost of $0 and $49,000, respectively)                                     --                 49,000
   Receivable for Securities Sold                                                                9,975                  1,048
   Receivable for Fund Shares Sold                                                               1,481                    592
   Dividends and Interest Receivable                                                            26,618                 23,616
   Other Assets                                                                                    220                    162
                                                                                            ----------             ----------
   Total Assets                                                                              2,632,443              2,249,322

LIABILITIES:
   Payable for Securities Purchased                                                              9,987                 31,743
   Payable for Fund Shares Redeemed                                                              1,090                  1,166
   Dividends Payable                                                                            11,772                  7,503
   Accrued Operating Expenses and Other Liabilities                                              1,528                     15
                                                                                            ----------             ----------
   Total Liabilities                                                                            24,377                 40,427
                                                                                            ----------             ----------
NET ASSETS                                                                                  $2,608,066             $2,208,895
                                                                                            ----------             ----------
                                                                                            ----------             ----------
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                            $2,655,990             $2,214,235
   Undistributed Net Investment Income                                                              55                   --
   Accumulated Net Realized Loss                                                               (11,016)                (2,347)
   Net Unrealized Depreciation                                                                 (36,963)                (2,993)
                                                                                            ----------             ----------
   Net Assets                                                                               $2,608,066             $2,208,895
                                                                                            ----------             ----------
                                                                                            ----------             ----------
Capital Shares Outstanding (Unlimited Number Authorized)                                       263,621                440,921

NET ASSET VALUE PER SHARE                                                                        $9.89                  $5.01
                                                                                                 -----                  -----
                                                                                                 -----                  -----


                                                                                                                        STRONG
                                                                  STRONG HERITAGE  STRONG INVESTORS  STRONG MONEY  MUNICIPAL MONEY
                                                                     MONEY FUND       MONEY FUND      MARKET FUND    MARKET FUND
                                                                  ---------------  ----------------  ------------  ---------------
ASSETS:
   Investments in Securities, at Amortized Cost                     $1,469,530        $366,501        $1,904,105     $2,391,118
   Receivable for Fund Shares Sold                                         --              --                  1             --
   Interest Receivable                                                   5,262             801             6,158         13,332
   Other Assets                                                             96               9               110            207
                                                                    ----------        --------        ----------     ----------
   Total Assets                                                      1,474,888         367,311         1,910,374      2,404,657

LIABILITIES:
   Payable for Securities Purchased                                         --              --                --         41,424
   Payable for Fund Shares Redeemed                                         --              --                --            104
   Dividends Payable                                                     5,743           1,507             7,058          5,964
   Accrued Operating Expenses and Other Liabilities                         23               5                56            757
                                                                    ----------        --------        ----------     ----------
   Total Liabilities                                                     5,766           1,512             7,114         48,249
                                                                    ----------        --------        ----------     ----------
NET ASSETS                                                          $1,469,122        $365,799        $1,903,260     $2,356,408
                                                                    ----------        --------        ----------     ----------
                                                                    ----------        --------        ----------     ----------
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                    $1,469,122        $365,799        $1,903,260     $2,356,408
                                                                    ----------        --------        ----------     ----------
                                                                    ----------        --------        ----------     ----------
Capital Shares Outstanding (Unlimited Number Authorized)             1,469,122         365,799         1,903,260      2,356,408

NET ASSET VALUE PER SHARE                                                $1.00           $1.00             $1.00          $1.00
                                                                         -----           -----             -----          -----
                                                                         -----           -----             -----          -----

                       See Notes to Financial Statements.

                                                                                                                             51

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended August 31, 1999 (Unaudited)


                                                                                          (IN THOUSANDS)
                                                                                  STRONG            STRONG MUNICIPAL
                                                                              ADVANTAGE FUND         ADVANTAGE FUND
                                                                              --------------       ----------------

INCOME:
   Dividends - Unaffiliated Issuers                                               $ 1,968                $    --
   Dividends - Affiliated Issuers                                                      --                  1,101
   Interest                                                                        85,259                 50,457
                                                                                  -------                -------
   Total Income                                                                    87,227                 51,558

EXPENSES:
   Investment Advisory Fees                                                         8,147                  6,396
   Custodian Fees                                                                      43                     38
   Shareholder Servicing Costs                                                      1,469                    243
   Other                                                                              443                    156
                                                                                  -------                -------
   Total Expenses before Waivers and Absorptions                                   10,102                  6,833
   Voluntary Expense Waivers and Absorptions by Advisor                                --                   (546)
                                                                                  -------                -------
   Expenses, Net                                                                   10,102                  6,287
                                                                                  -------                -------
NET INVESTMENT INCOME                                                              77,125                 45,271

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                  (4,927)                   315
      Futures Contracts                                                             1,838                     --
                                                                                  -------                -------
      Net Realized Gain (Loss)                                                     (3,089)                   315
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                 (12,207)               (13,308)
      Futures Contracts                                                              (446)                   100
                                                                                  -------                -------
      Net Change in Unrealized Appreciation/Depreciation                          (12,653)               (13,208)
                                                                                  -------                -------
NET LOSS ON INVESTMENTS                                                           (15,742)               (12,893)
                                                                                  -------                -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $61,383                $32,378
                                                                                  -------                -------
                                                                                  -------                -------


                                                                                                                        STRONG
                                                                 STRONG HERITAGE  STRONG INVESTORS  STRONG MONEY    MUNICIPAL MONEY
                                                                    MONEY FUND      MONEY FUND       MARKET FUND      MARKET FUND
                                                                 ---------------  ---------------   ------------    ---------------
                                                                                                      (Note 1)

INTEREST INCOME                                                        $39,177        $7,949         $48,416          $43,470
EXPENSES:
   Investment Advisory Fees                                              3,898           784           4,807            5,743
   Custodian Fees                                                           13             4              17               22
   Shareholder Servicing Costs                                             403           357           3,257            1,199
   Reports to Shareholders                                                  46            25             482              108
   Other                                                                    82            73              86               99
                                                                       -------        ------         -------          -------
   Total Expenses before Waivers and Absorptions                         4,442         1,243           8,649            7,171
   Voluntary Expense Waivers and Absorptions by Advisor                 (1,577)       (1,195)         (2,397)              --
                                                                       -------        ------         -------          -------
   Expenses, Net                                                         2,865            48           6,252            7,171
                                                                       -------        ------         -------          -------
NET INVESTMENT INCOME AND NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                             $36,312        $7,901         $42,164          $36,299
                                                                       -------        ------         -------          -------
                                                                       -------        ------         -------          -------

                                             See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Thousands)
                                                                                                         STRONG MUNICIPAL
                                                                 STRONG ADVANTAGE FUND                    ADVANTAGE FUND
                                                          --------------------------------      --------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                            Aug. 31, 1999     Feb. 28, 1999       Aug. 31, 1999     Feb. 28, 1999
                                                          ---------------     -------------     ----------------    -------------
                                                             (Unaudited)                           (Unaudited)
OPERATIONS:
   Net Investment Income                                     $   77,125        $  148,100           $  45,271       $   60,111
   Net Realized Gain (Loss)                                      (3,089)            2,494                 315              134
   Net Change in Unrealized Appreciation/Depreciation           (12,653)          (36,915)            (13,208)           2,602
                                                             ----------        ----------           ---------       -----------
   Net Increase in Net Assets Resulting from Operations          61,383           113,679              32,378           62,847
DISTRIBUTIONS FROM NET INVESTMENT INCOME                        (77,125)         (148,100)            (45,271)         (60,111)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    902,693         2,946,300           1,007,365        2,486,040
   Proceeds from Reinvestment of Distributions                   70,252           131,622              40,093           51,811
   Payment for Shares Redeemed                               (1,115,476)       (2,440,808)           (996,592)      (1,381,705)
                                                             ----------        ----------           ---------       -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (142,531)          637,114              50,866        1,156,146
                                                             ----------        ----------           ---------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (158,273)          602,693              37,973        1,158,882
NET ASSETS:
   Beginning of Period                                        2,766,339         2,163,646           2,170,922        1,012,040
                                                             ----------        ----------           ---------       -----------
   End of Period                                             $2,608,066        $2,766,339          $2,208,895       $2,170,922
                                                             ----------        ----------           ---------       -----------
                                                             ----------        ----------           ---------       -----------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                          90,741           293,643             200,328          493,759
   Issued in Reinvestment of Distributions                        7,061            13,123               7,969           10,290
   Redeemed                                                    (112,130)         (243,494)           (198,185)        (274,413)
                                                               --------           -------              ------          --------
   Net Increase (Decrease) in Shares of the Fund                (14,328)           63,272              10,112          229,636
                                                               --------           -------              ------          --------
                                                               --------           -------              ------          --------

                                                                    STRONG HERITAGE                      STRONG INVESTORS
                                                                      MONEY FUND                            MONEY FUND
                                                          --------------------------------      --------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                            Aug. 31, 1999     Feb. 28, 1999       Aug. 31, 1999     Feb. 28, 1999
                                                          ---------------     -------------     ----------------    -------------
                                                             (Unaudited)                           (Unaudited)
OPERATIONS:
   Net Increase in Net Assets
     Resulting from Operations                             $   36,312        $   79,313            $  7,901         $  5,670
DISTRIBUTIONS FROM NET INVESTMENT INCOME                      (36,312)          (79,313)             (7,901)          (5,670)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                  769,301         2,304,386             225,630          337,628
   Proceeds from Reinvestment of Distributions                 34,748            74,363               6,917            4,441
   Payment for Shares Redeemed                             (1,171,611)       (2,025,605)           (122,392)         (93,893)
                                                            ---------         ---------             -------           -------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                              (367,562)          353,144             110,155          248,176
                                                            ---------         ---------             -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (367,562)          353,144             110,155          248,176
NET ASSETS:
   Beginning of Period                                      1,836,684         1,483,540             255,644            7,468
                                                            ---------         ---------             -------          --------
   End of Period                                           $1,469,122        $1,836,684            $365,799         $255,644
                                                            ---------         ---------             -------          --------
                                                            ---------         ---------             -------          --------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                       769,301         2,304,386             225,630          337,628
   Issued in Reinvestment of Distributions                     34,748            74,363               6,917            4,441
   Redeemed                                                (1,171,611)       (2,025,605)           (122,392)         (93,893)
                                                            ---------         ---------             -------          --------
   Net Increase (Decrease) in Shares of the Fund             (367,562)          353,144             110,155          248,176
                                                            ---------         ---------             -------          --------
                                                            ---------         ---------             -------          --------

                                            See Notes to Financial Statements.


                                                                                                                          53


STATEMENTS OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     (In Thousands)
                                                              STRONG MONEY                                 STRONG MUNICIPAL
                                                               MARKET FUND                                 MONEY MARKET FUND
                                            --------------------------------------------------     ---------------------------------
                                            Six Months Ended    Year Ended        Year Ended       Six Months Ended     Year Ended
                                              Aug. 31, 1999    Feb. 28, 1999     Oct. 31, 1998       Aug. 31, 1999     Feb. 28, 1999
                                            ---------------    -------------     -------------     ----------------    -------------
                                               (Unaudited)       (Note 1)                             (Unaudited)
OPERATIONS:
   Net Increase in Net Assets
     Resulting from Operations                $   42,164        $   29,179        $   97,648          $   36,299       $   69,441

DISTRIBUTIONS FROM
   NET INVESTMENT INCOME                         (42,164)          (29,179)          (97,648)            (36,299)         (69,441)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                   1,319,711         1,042,350         3,195,385           3,005,013        5,262,565
   Proceeds from Reinvestment
     of Distributions                             40,070            29,874            93,465              31,386           63,080
   Payment for Shares Redeemed                (1,382,710)       (1,069,859)       (3,203,404)         (2,784,496)      (5,092,372)
                                              ----------        ----------        ----------          ----------        ---------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions             (22,929)            2,365            85,446             251,903          233,273
                                              ----------        ----------        ----------          ----------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (22,929)            2,365            85,446             251,903          233,273
NET ASSETS:
   Beginning of Period                         1,926,189         1,923,824         1,838,378           2,104,505        1,871,232
                                              ----------        ----------        ----------          ----------        ---------
   End of Period                              $1,903,260        $1,926,189        $1,923,824          $2,356,408       $2,104,505
                                              ----------        ----------        ----------          ----------        ---------
                                              ----------        ----------        ----------          ----------        ---------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                        1,319,711         1,042,350         3,195,385           3,005,013        5,262,565
   Issued in Reinvestment of Distributions        40,070            29,874            93,465              31,386           63,080
   Redeemed                                   (1,382,710)       (1,069,859)       (3,203,404)         (2,784,496)      (5,092,372)
                                              ----------        ----------        ----------          ----------        ---------
   Net Increase (Decrease) in Shares
     of the Fund                                 (22,929)            2,365            85,446             251,903          233,273
                                              ----------        ----------        ----------          ----------        ---------
                                              ----------        ----------        ----------          ----------        ---------

                          See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
August 31, 1999 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Advantage Fund, Inc.(1)
     - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc.(1))
     - Strong Heritage Money Fund (a series of Strong Heritage Reserve
       Series, Inc.(1))
     - Strong Investors Money Fund (a series of Strong Heritage
       Reserve Series, Inc.(1))
     - Strong Money Market Fund, Inc.(1)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.(1))
    (1)A diversified, open-end management investment company registered under the Investment Company Act of 1940.

     During 1998, the Board of Directors of the Strong Money Market Fund, Inc. approved changing the Fund's fiscal year-end from October 31 to February 28.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at August 31, 1999 were as follows:


                                                          Aggregate            Aggregate            Percent of
                                                            Cost               Fair Value           Net Assets           Liquid*
                                                       ------------          ------------           ----------           --------
          STRONG ADVANTAGE FUND                        $880,455,852          $861,730,738             33.0%               78.3%
          STRONG HERITAGE MONEY FUND                    705,241,512           709,825,687             48.3%              100.0%
          STRONG INVESTORS MONEY FUND                   187,250,820           188,335,847             51.5%              100.0%
          STRONG MONEY MARKET FUND                      909,359,865           915,200,191             48.1%              100.0%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and

-------------------------------------------------------------------------------
August 31, 1999 (Unaudited)

          limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.
          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

      (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (I) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

      (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

      (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Advantage Fund and Strong Municipal Advantage Fund 0.60%, Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund 0.50%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended August 31, 1999, is as follows:


                                                                Payable to/(Receivable    Shareholder Servicing    Unaffiliated
                                                                   from) Advisor at        and Other Expenses       Directors'
                                                                     Aug. 31, 1999           Paid to Advisor           Fees
                                                                ----------------------    ---------------------    -------------
     STRONG ADVANTAGE FUND                                             $70,579                 $1,419,036            $11,727
     STRONG MUNICIPAL ADVANTAGE FUND                                   (10,512)                   193,170              8,126
     STRONG HERITAGE MONEY FUND                                         21,495                    209,516              6,971
     STRONG INVESTORS MONEY FUND                                         5,462                    346,309              1,579
     STRONG MONEY MARKET FUND                                           37,559                  2,413,670              8,751
     STRONG MUNICIPAL MONEY MARKET FUND                                 59,291                    423,999              9,727

4.   LINE OF CREDIT
     The Strong Funds excluding Strong Heritage Money Fund, Strong Investors Money Fund, Strong Money Market Fund and Strong Municipal Money Market Fund, have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At August 31, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended August 31, 1999, were as follows:


                                                               Purchases                                     Sales
                                                   --------------------------------            -------------------------------
                                                   U.S. Government                             U.S. Government
                                                     and Agency             Other                and Agency             Other
                                                   ---------------     ------------            ---------------     -------------
     Strong Advantage Fund                          $46,005,248        $797,692,506            $107,980,481        $843,365,179
     Strong Municipal Advantage Fund                        --          383,975,639                     --          150,295,027

6.   INCOME TAX INFORMATION
     At August 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:


                                                                at August 31, 1999                            at February 28, 1999
                                            -------------------------------------------------------------     ---------------------
                                            Federal Tax     Unrealized      Unrealized            Net           Net Capital Loss
                                               Cost        Appreciation    Depreciation       Depreciation         Carryovers
                                            ------------   ------------   -------------       -------------      ----------------
     STRONG ADVANTAGE FUND               $2,631,310,664    $6,790,012      $43,951,919       ($37,161,907)        $7,281,929
     STRONG MUNICIPAL ADVANTAGE FUND      2,227,008,045     3,157,952        6,262,217         (3,104,265)         2,651,143


7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended August 31, 1999 is as follows:


                                     Balance of       Gross      Gross Sales   Balance of     Value       Dividend Income  Gain/Loss
                                     Shares Held    Purchases       and        Shares Held    Aug. 31,     Mar. 1, 1999-    on Sale
                                     Mar. 1, 1999  and Additions  Reductions   Aug. 31, 1999   1999        Aug. 31, 1999   of Shares
                                     -----------   ------------  -----------   ------------   -------      -------------   ---------
STRONG MUNICIPAL ADVANTAGE FUND
-------------------------------
Strong Municipal Money Market Fund   87,100,000    695,300,000    733,400,000  49,000,000     $49,000,000  $1,100,929      --

                                                                                                                                 57


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Period Ended
                                                                  ------------------------------------------------------------------
                                                                  Aug. 31, Feb. 28,  Feb. 28, Feb. 28, Feb. 29,  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                         1999(b)   1999     1998     1997    1996(c)   1995     1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.95   $10.08    $10.09   $10.03   $10.04    $9.98    $10.19
Income From Investment Operations
   Net Investment Income                                            0.28     0.59      0.62     0.62     0.10     0.67      0.55
   Net Realized and Unrealized Gains (Losses) on Investments       (0.06)   (0.13)    (0.01)    0.06    (0.01)    0.06     (0.19)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.22     0.46      0.61     0.68     0.09     0.73      0.36
Less Distributions
   From Net Investment Income                                      (0.28)   (0.59)    (0.62)   (0.62)   (0.10)   (0.67)    (0.55)
   In Excess of Net Realized Gains                                     -        -         -        -        -        -     (0.02)
   Total Distributions                                             (0.28)   (0.59)    (0.62)   (0.62)   (0.10)   (0.67)    (0.57)
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $9.89    $9.95    $10.08   $10.09   $10.03   $10.04     $9.98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +2.3%    +4.6%    +6.3%    +7.0%    +0.9%     +7.5%     +3.6%
  Net Assets, End of Period (In Millions)                         $2,608   $2,766   $2,164   $1,520   $1,000      $990      $911
  Ratio of Expenses to Average Net Assets                           0.7%*    0.7%     0.8%     0.8%     0.8%*     0.8%      0.8%
  Ratio of Net Investment Income to Average Net Assets              5.7%*    5.8%     6.2%     6.2%     6.3%*     6.6%      5.6%
  Portfolio Turnover Rate                                          33.2%    79.3%   109.6%   154.9%    17.2%    183.7%    221.0%

STRONG MUNICIPAL ADVANTAGE FUND
----------------------------------------------------------------------------------------------------------------
                                                                                  Period Ended
                                                                  ----------------------------------------------
                                                                  Aug. 31,  Feb. 28,  Feb. 28, Feb. 28, Feb. 29,
Selected Per-Share Data(a)                                         1999(b)   1999     1998     1997     1996(e)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $5.04    $5.03     $5.01    $5.01    $5.00
Income From Investment Operations
   Net Investment Income                                           0.10     0.21      0.22     0.25     0.06
   Net Realized and Unrealized Gains (Losses) on Investments      (0.03)    0.01      0.02     0.00(d)  0.01
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.07     0.22      0.24     0.25     0.07
Less Distributions
   From Net Investment Income                                     (0.10)   (0.21)    (0.22)   (0.25)   (0.06)
   From Net Realized Gains                                            -        -         -     0.00(d)     -
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.10)   (0.21)    (0.22)   (0.25)   (0.06)
----------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $5.01    $5.04     $5.03    $5.01    $5.01
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                     +1.5%    +4.5%    +5.0%    +5.1%    +1.4%
  Net Assets, End of Period (In Millions)                        $2,209   $2,171    $1,012     $644     $132
  Ratio of Expenses to Average Net Assets Without Waivers
  and Absorptions                                                  0.6%*     0.6%     0.7%      0.7%    0.7%*
  Ratio of Expenses to Average Net Assets                           0.6%*    0.5%     0.4%   0.0%(d)    0.0%*
  Ratio of Net Investment Income to Average Net Assets              4.1%*    4.1%     4.5%     5.0%     4.9%*
  Portfolio Turnover Rate                                          13.2%    36.0%    49.6%    40.8%     17.1%

   *  Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended August 31, 1999 (unaudited).
  (c) In 1996, the Fund changed its fiscal year-end from December to February.
  (d) Amount calculated is less than $0.01 or 0.01%.
  (e) For the period from November 30, 1995 (inception)to February 29, 1996.

                        See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND
---------------------------------------------------------------------------------------------------------------
                                                                                Period Ended
                                                                -----------------------------------------------
                                                                  Aug. 31,   Feb. 28, Feb. 28, Feb. 28, Feb. 29,
Selected Per-Share Data(a)                                         1999(b)     1999     1998     1997    1996(d)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $1.00      $1.00     $1.00   $1.00     $1.00
Income From Investment Operations
   Net Investment Income                                            0.02       0.05      0.05    0.06      0.04
   Net Realized Losses on Investments                                --         --        --    (0.01)       --
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.02       0.05      0.05    0.05      0.04
Less Distributions
   From Net Investment Income                                      (0.02)     (0.05)    (0.05)  (0.06)    (0.04)
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.02)     (0.05)    (0.05)  (0.06)    (0.04)
----------------------------------------------------------------------------------------------------------------
   Capital Contribution                                              --         --        --     0.01       --
----------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $1.00      $1.00     $1.00   $1.00     $1.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                      +2.4%      +5.3%     +5.6%   +5.7%(c)  +4.1%
  Net Assets, End of Period (In Millions)                          $1,469     $1,837    $1,484  $2,000      $942
  Ratio of Expenses to Average Net Assets Without Waivers
  and Absorptions                                                   0.6%*       0.6%      0.6%    0.6%      0.6%*
  Ratio of Expenses to Average Net Assets                           0.4%*       0.3%      0.2%    0.1%      0.0%*(f)
  Ratio of Net Investment Income to Average Net Assets              4.7%*       5.2%      5.4%    5.6%      5.9%*


STRONG INVESTORS MONEY FUND
--------------------------------------------------------------------------------------------------
                                                                         Period Ended
                                                                ----------------------------------
                                                                  Aug. 31,   Feb. 28,   Feb. 28,
Selected Per-Share Data(a)                                         1999(b)    1999       1998(e)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $1.00      $1.00       $1.00
Income From Investment Operations
   Net Investment Income                                            0.03       0.06        0.00(f)
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.03       0.06        0.00(f)
Less Distributions
   From Net Investment Income                                      (0.03)     (0.06)         --
--------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.03)     (0.06)         --
--------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $1.00      $1.00       $1.00
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                      +2.6%      +5.7%       +0.5%
  Net Assets, End of Period (In Millions)                            $366       $256          $7
  Ratio of Expenses to Average Net Assets Without
  Waivers and Absorptions                                           0.8%*       0.9%       2.0%*
  Ratio of Expenses to Average Net Assets                           0.0%*       0.0%       0.0%*
  Ratio of Net Investment Income to Average Net Assets              5.0%*       5.4%       6.1%*

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended August 31, 1999 (unaudited).
 (c) Had the Advisor not made the capital contribution the adjusted total return would have been 5.0% for the fiscal year ended February 28,1997.
 (d) For the period from June 29, 1995 (inception) to February 29,1996.
 (e) For the period from January 31,1998 (inception) to February 28,1998.
 (f) Amount calculated is less than $0.01 or .01%.

                       See Notes to Financial Statements.


                                                                                              59


FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                         ---------------------------------------------------------------------------
                                                         Aug. 31,   Feb. 28,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                1999(b)    1999(c)     1998       1997       1996      1995(e)    1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
Income From Investment Operations
   Net Investment Income                                   0.02       0.02       0.05       0.05       0.05       0.05       0.04
   Net Realized Losses on Investments                         -          -          -      (0.01)         -          -          -
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.02       0.02       0.05       0.04       0.05       0.05       0.04
Less Distributions
   From Net Investment Income                             (0.02)     (0.02)     (0.05)     (0.05)     (0.05)     (0.05)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.02)     (0.02)     (0.05)     (0.05)     (0.05)     (0.05)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
   Capital Contribution                                       -          -          -       0.01          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                           $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                             +2.2%      +1.5%      +5.3%      +5.3%(d)   +5.4%      +5.2%      +4.0%
  Net Assets, End of Period (In Millions)                 $1,903     $1,926     $1,924     $1,838     $1,949     $1,934       $541
  Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                           0.9%*      0.9%*      0.9%       0.9%       0.8%       0.7%*      0.9%
  Ratio of Expenses to Average Net Assets                   0.7%*      0.6%*      0.5%       0.5%       0.4%       0.0%*      0.6%
  Ratio of Net Investment Income to Average Net Assets      4.4%*      4.6%*      5.2%       5.2%       5.3%       6.1%*      4.0%

STRONG MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                               ---------------------------------------------------------------------
                                                               Aug. 31,  Feb. 28,  Feb. 28,  Feb. 28,  Feb. 29,  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                      1999(b)    1999      1998      1997     1996(g)    1995     1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
Income From Investment Operations
   Net Investment Income                                        0.02      0.03      0.04      0.03      0.01      0.04     0.03
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             0.02      0.03      0.04      0.03      0.01      0.04     0.03
Less Distributions
   From Net Investment Income(f)                               (0.02)    (0.03)    (0.04)    (0.03)    (0.01)    (0.04)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (0.02)    (0.03)    (0.04)    (0.03)    (0.01)    (0.04)   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +1.6%     +3.4%     +3.6%     +3.5%     +0.6%     +4.1%    +2.9%
  Net Assets, End of Period (In Millions)                      $2,356    $2,105    $1,871    $1,895    $1,609    $1,416   $1,261
  Ratio of Expenses to Average Net Assets                        0.6%*     0.6%      0.6%      0.6%      0.6%*     0.6%     0.6%
  Ratio of Net Investment Income to Average Net Assets           3.2%*     3.4%      3.5%      3.5%      3.6%*     4.0%     2.9%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended August 31, 1999 (unaudited).
 (c) In 1999, the Fund changed its fiscal year-end from October to February (Note 1).
 (d) Had the Advisor not made the capital contribution the adjusted total return would have been 4.5% for the year ended
     October 31, 1997.
 (e) In 1995, the Fund changed its fiscal year-end from December to October.
 (f) Tax-exempt for regular Federal income tax purposes.
 (g) In 1996, the Fund changed its fiscal year-end from December to February.


                  See Notes to Financial Statements.

                                   DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                For a prospectus containing more complete information,
          including management fees and expenses, please call 1-800-368-1030.
        Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.




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                        To order a free prospectus kit,
                             CALL 1-800-368-1030


                         To learn more about our funds,
                         discuss an existing account,
                           or conduct a transaction,
                            CALL 1-800-368-3863

                               ---------------

                                If you are a
                            Financial Professional,
                              CALL 1-800-368-1683





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                   P.O. Box 2936 - Milwaukee, Wisconsin 53201
                         Strong Investments, Inc. 12900I99





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